Exhibit 4.1

[EXECUTION VERSION]

1

2	ADVANCED MICRO DEVICES, INC.

3	and

4	WELLS FARGO BANK, N.A., as Trustee

5

6	INDENTURE

7	Dated as of October 29, 2004
8
9

10	$600,000,000
11	7.75% Senior Notes Due 2012

12

13	CROSS-REFERENCE TABLE

14	TIA	Indenture
15	Section	Section
16	310(a)(1)	7.10
17	(a)(2)	7.10
18	(a)(3)	N.A.
19	(a)(4)	N.A.
20	(a)(5)	7.10
21	(b)	7.08; 7.10
22	(b)(1)	7.08; 7.10
23	(c)	N.A.
24	311(a)	7.11
25	(b)	7.11
26	(c)	N.A.
27	312(a)	2.06
28	(b)	N.A.
29	(c)	N.A.
30	313(a)	7.06
31	(b)(1)	N.A.
32	(b)(2)	7.06
33	(c)	7.06
34	(d)	7.06
35	314(a)	4.16
36	(b)	N.A.
37	(c)(1)	N.A.
38	(c)(2)	N.A.
39	(c)(3)	N.A.
40	(d)	N.A.
41	(e)	N.A.
42	(f)	N.A.
43	315(a)	7.01(b)
44	(b)	7.05
45	(c)	7.01(a)
46	(d)	7.01(c)
47	(e)	6.12
48	316(a) (last sentence)	2.10
49	(a)(1)(A)	6.05
50	(a)(1)(B)	6.04
51	(a)(2)	N.A.
52	(b)	6.08
53	(c)	8.04(b)
54	317(a)(1)	6.09
55	(a)(2)	6.10
56	(b)	2.05; 7.12
57	318(a)	N.A.
58	NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of this
59	Indenture.

60	TABLE OF CONTENTS
61			Page
62

63	ARTICLE ONE DEFINITIONS AND INCORPORATION BY REFERENCE		1

64	SECTION 1.01.	Definitions.	1
65	SECTION 1.02.	Incorporation by Reference of Trust Indenture Act.	28
66	SECTION 1.03.	Rules of Construction.	29

67	ARTICLE TWO THE SECURITIES		30

68	SECTION 2.01.	Amount of Notes.	30
69	SECTION 2.02.	Form and Dating.	30
70	SECTION 2.03.	Execution and Authentication.	30
71	SECTION 2.04.	Registrar and Paying Agent.	31
72	SECTION 2.05.	Paying Agent To Hold Money in Trust.	31
73	SECTION 2.06.	Holder Lists.	32
74	SECTION 2.07.	Transfer and Exchange.	32
75	SECTION 2.08.	Replacement Notes.	33
76	SECTION 2.09.	Outstanding Notes.	33
77	SECTION 2.10.	Treasury Notes.	33
78	SECTION 2.11.	Temporary Notes.	34
79	SECTION 2.12.	Cancellation.	34
80	SECTION 2.13.	Defaulted Interest.	34
81	SECTION 2.14.	CUSIP Number.	35
82	SECTION 2.15.	Deposit of Moneys.	35
83	SECTION 2.16.	Book-Entry Provisions for Global Notes.	35
84	SECTION 2.17.	Special Transfer Provisions.	37
85	SECTION 2.18.	Computation of Interest.	39

86	ARTICLE THREE REDEMPTION		39

87	SECTION 3.01.	Election To Redeem; Notices to Trustee.	39
88	SECTION 3.02.	Selection by Trustee of Notes To Be Redeemed.	40
89	SECTION 3.03.	Notice of Redemption.	40
90	SECTION 3.04.	Effect of Notice of Redemption.	41
91	SECTION 3.05.	Deposit of Redemption Price.	41
92	SECTION 3.06.	Notes Redeemed in Part.	42
93	SECTION 3.07.	Other Mandatory Redemption.	42

94	ARTICLE FOUR COVENANTS		42

95	SECTION 4.01.	Payment of Notes.	42
96	SECTION 4.02.	Maintenance of Office or Agency.	42
97	SECTION 4.03.	Legal Existence.	43

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98	SECTION 4.04.	Maintenance of Properties; Insurance; Compliance with Law.	43
99	SECTION 4.05.	Waiver of Stay, Extension or Usury Laws.	44
100	SECTION 4.06.	Compliance Certificate.	44
101	SECTION 4.07.	Payment of Taxes and Other Claims.	45
102	SECTION 4.08.	Repurchase at the Option of Holders upon Change of Control.	45
103	SECTION 4.09.	Limitation on Debt.	47
104	SECTION 4.10.	Limitation on Restricted Payments.	50
105	SECTION 4.11.	Limitation on Liens.	53
106	SECTION 4.12.	Limitation on Asset Sales.	54
107	SECTION 4.13.	Limitation on Restrictions on Distributions from Restricted
108		Subsidiaries.	57
109	SECTION 4.14.	Limitation on Transactions with Affiliates.	59
110	SECTION 4.15.	Designation of Restricted and Unrestricted Subsidiaries.	60
111	SECTION 4.16.	Reports.	61
112	SECTION 4.17.	Covenant Suspension.	63
113	SECTION 4.18.	Payment for Consents.	63

114	ARTICLE FIVE SUCCESSOR CORPORATION		64

115	SECTION 5.01.	Merger, Consolidation and Sale of Property.	64

116	ARTICLE SIX DEFAULTS AND REMEDIES		65

117	SECTION 6.01.	Events of Default.	65
118	SECTION 6.02.	Acceleration of Maturity; Rescission.	67
119	SECTION 6.03.	Other Remedies.	69
120	SECTION 6.04.	Waiver of Past Defaults and Events of Default.	69
121	SECTION 6.05.	Control by Majority.	70
122	SECTION 6.06.	Limitation on Suits.	70
123	SECTION 6.07.	No Personal Liability of Directors, Officers, Employees and
124		Stockholders.	70
125	SECTION 6.08.	Rights of Holders To Receive Payment.	71
126	SECTION 6.09.	Collection Suit by Trustee.	71
127	SECTION 6.10.	Trustee May File Proofs of Claim.	71
128	SECTION 6.11.	Priorities.	72
129	SECTION 6.12.	Undertaking for Costs.	72

130	ARTICLE SEVEN TRUSTEE		72

131	SECTION 7.01.	Duties of Trustee.	72
132	SECTION 7.02.	Rights of Trustee.	74
133	SECTION 7.03.	Individual Rights of Trustee.	75
134	SECTION 7.04.	Trustee’s Disclaimer.	76
135	SECTION 7.05.	Notice of Defaults.	76

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			Page
136	SECTION 7.06.	Reports by Trustee to Holders.	76
137	SECTION 7.07.	Compensation and Indemnity.	77
138	SECTION 7.08.	Replacement of Trustee.	78
139	SECTION 7.09.	Successor Trustee by Consolidation, Merger, etc.	79
140	SECTION 7.10.	Eligibility; Disqualification.	79
141	SECTION 7.11.	Preferential Collection of Claims Against Company.	79
142	SECTION 7.12.	Paying Agents.	79

143	ARTICLE EIGHT MODIFICATION AND WAIVER		80

144	SECTION 8.01.	Without Consent of Holders.	80
145	SECTION 8.02.	With Consent of Holders.	81
146	SECTION 8.03.	Compliance with Trust Indenture Act.	82
147	SECTION 8.04.	Revocation and Effect of Consents.	82
148	SECTION 8.05.	Notation on or Exchange of Notes.	83
149	SECTION 8.06.	Trustee To Sign Amendments, etc.	83

150	ARTICLE NINE DISCHARGE OF INDENTURE; DEFEASANCE		83

151	SECTION 9.01.	Discharge of Liability on Notes; Defeasance.	83
152	SECTION 9.02.	Conditions to Defeasance.	85
153	SECTION 9.03.	Deposited Money and Government Obligations To Be Held in
154		Trust; Other Miscellaneous Provisions.	86
155	SECTION 9.04.	Reinstatement.	87
156	SECTION 9.05.	Moneys Held by Paying Agent.	87
157	SECTION 9.06.	Moneys Held by Trustee.	87

158	ARTICLE TEN MISCELLANEOUS		88

159	SECTION 10.01.	Trust Indenture Act Controls.	88
160	SECTION 10.02.	Notices.	88
161	SECTION 10.03.	Communications by Holders with Other Holders.	90
162	SECTION 10.04.	Certificate and Opinion as to Conditions Precedent.	90
163	SECTION 10.05.	Statements Required in Certificate and Opinion.	90
164	SECTION 10.06.	Rules by Trustee and Agents.	91
165	SECTION 10.07.	Legal Holidays.	91
166	SECTION 10.08.	Governing Law.	91
167	SECTION 10.09.	No Adverse Interpretation of Other Agreements.	91
168	SECTION 10.10.	Successors.	91
169	SECTION 10.11.	Multiple Counterparts.	91
170	SECTION 10.12.	Consent to Jurisdiction and Service; Waiver of Immunity.	91
171	SECTION 10.13.	Conversion of Currency.	92
172	SECTION 10.14.	Table of Contents, Headings, etc.	93
173	SECTION 10.15.	Separability.	93

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Page
174
175
176		EXHIBITS

177	Exhibit A.	Form of Note	A-1
178	Exhibit B.	Form of Legend for Rule 144A Notes and Other Notes That
179		Are Restricted Notes	B-1
180	Exhibit C.	Form of Legend for Regulation S Note	C-1
181	Exhibit D.	Form of Legend for Global Note	D-1
182	Exhibit E.	Form of Certificate To Be Delivered in Connection with
183		Transfers Pursuant to Regulation S	E-1
184	Exhibit F.	Form of Certificate from Acquiring Institutional Accredited
185		Investor	F-1

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186	INDENTURE, dated as of October 29, 2004, is between ADVANCED MICRO
187	DEVICES, INC., a Delaware corporation, as issuer (the “Company”), and WELLS FARGO
188	BANK, N.A., as trustee (the “Trustee”).

189	Each party agrees as follows for the benefit of the other parties and for the equal and
190	ratable benefit of the Holders of the Notes.

191	ARTICLE ONE
192
193	DEFINITIONS AND INCORPORATION BY REFERENCE

194	SECTION 1.01. Definitions.

195	“Additional Assets” means:

196	(a) any Property (other than cash, Cash Equivalents and securities) to be
197	owned by the Company or any Restricted Subsidiary and used in a Related Business;

198	(b) Capital Stock of a Person that becomes a Restricted Subsidiary as a result
199	of the acquisition of such Capital Stock by the Company or another Restricted Subsidiary
200	from any Person other than the Company or an Affiliate of the Company; provided,
201	however, that such Restricted Subsidiary is primarily engaged in a Related Business; or

202	(c) Capital Stock of a Permitted Joint Venture; provided however, that the
203	acquisition of such Capital Stock is permitted by Section 4.10.

204	“Additional Interest” has the meaning set forth in Exhibit A.

205	“Additional Notes” has the meaning set forth in Section 2.01.

206	“Affiliate” of any specified Person means:

207	(a) any other Person directly or indirectly controlling or controlled by or
208	under direct or indirect common control with such specified Person; or

209	(b) any other Person who is a director or executive officer of:

210	(1) such specified Person;

211	(2) any Subsidiary of such specified Person; or

212	(3) any Person described in clause (a) above.

213	For the purposes of this definition, “control”, when used with respect to any
214	Person, means the power to direct the management and policies of such Person, directly
215	or indirectly, whether through the ownership of voting securities, by contract or
216	otherwise; and the terms “controlling” and “controlled” have meanings correlative to the
217	foregoing.

218	“Affiliate Transaction” has the meaning set forth in Section 4.14(a).

219	“Agent” means any Registrar, Paying Agent, or agent for service or notices and demands.

220	“Agent Members” has the meaning set forth in Section 2.16(a).

221	“Allocable Excess Proceeds” has the meaning set forth in Section 4.12(c).

222	“AMD Fab 36 KG” has the meaning set forth in Section 4.10(b).

223	“amend” means amend, modify, supplement, restate or amend and restate, including
224	successively; and “amending” and “amended” have correlative meanings.

225	“Asset Sale” means any sale, lease, transfer, issuance or other disposition (or series of
226	related sales, leases, transfers, issuances or dispositions) by the Company or any Restricted
227	Subsidiary, including any disposition by means of a merger, consolidation or similar transaction
228	(each referred to for the purposes of this definition as a “disposition”), of

229	(a) any shares of Capital Stock of a Restricted Subsidiary (other than
230	directors’ qualifying shares), or

231	(b) any other Property of the Company or any Restricted Subsidiary outside of
232	the ordinary course of business of the Company or such Restricted Subsidiary,

233	other than, in the case of clause (a) or (b) above,

234	(1) any disposition by a Restricted Subsidiary to the Company or by the
235	Company or a Restricted Subsidiary to a Restricted Subsidiary,

236	(2) any disposition that constitutes a Permitted Investment or Restricted
237	Payment permitted by Section 4.10,

238	(3) any disposition effected in compliance with Section 5.01(a),

239	(4) the sale or other disposition of cash or Cash Equivalents,

240	(5) the exchange of assets held by the Company or a Restricted Subsidiary of
241	the Company for assets held by any Person (including Capital Stock of such Person),

242	provided that (i) the assets received by the Company or such Restricted Subsidiary of the
243	Company in any such exchange will immediately constitute, be part of or used in a
244	Related Business, and (ii) any such assets received are of a comparable Fair Market
245	Value to the assets exchanged,

246	(6) any disposition in a single transaction or series of related transactions of
247	assets for aggregate consideration of less than $10.0 million, and

248	(7) any disposition of surplus, discontinued, damaged or worn-out equipment
249	or other immaterial assets no longer used in the ongoing business of the Company and its
250	Restricted Subsidiaries.

251	“Attributable Debt” in respect of a Sale and Leaseback Transaction means, at any
252	date of determination,

253	(a) if such Sale and Leaseback Transaction is a Capital Lease Obligation, the
254	amount of Debt represented thereby according to the definition of “Capital Lease
255	Obligations,” and

256	(b) in all other instances, the present value (discounted at the interest rate implicit
257	in such transaction, determined in accordance with GAAP) of the total obligations of the
258	lessee for rental payments during the remaining term of the lease included in such Sale
259	and Leaseback Transaction (including any period for which such lease has been
260	extended).

261	“Average Life” means, as of any date of determination, with respect to any Debt or
262	Preferred Stock, the quotient obtained by dividing:

263	(a) the sum of the product of the number of years (rounded to the nearest one-
264	twelfth of one year) from the date of determination to the dates of each successive
265	scheduled principal payment of such Debt or redemption or similar payment with respect
266	to such Preferred Stock multiplied by the amount of such payment by

267	(b) the sum of all such payments.

268	“Bankruptcy Law” means Title 11, United States Code, or any similar U.S. Federal or
269	state law or law of any other jurisdiction relating to bankruptcy, insolvency, winding-up,
270	liquidation, reorganization or relief of debtors.

271	“Base Currency” has the meaning set forth in Section 10.13(a).

272	“Board of Directors” means the board of directors of the Company.

273	“Board Resolution” means a copy of a resolution of the Board of Directors, certified by
274	the Secretary or an Assistant Secretary, or an equivalent officer, to have been duly adopted by
275	the Board of Directors and to be in full force and effect on the date of such certification.

276	“Business Day” means a day other than a Saturday, Sunday or other day on which
277	commercial banking institutions in New York City are authorized or required by law to close.

278	“Capital Lease Obligations” means any obligation under a lease that is required to be
279	capitalized for financial reporting purposes in accordance with GAAP; and the amount of Debt
280	represented by such obligation shall be the capitalized amount of such obligations determined in
281	accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of
282	rent or any other amount due under such lease prior to the first date upon which such lease may
283	be terminated by the lessee without payment of a penalty. For purposes of Section 4.11, a
284	Capital Lease Obligation shall be deemed secured by a Lien on the Property being leased.

285	“Capital Stock” means, with respect to any Person, any shares or other equivalents
286	(however designated) of any class of corporate stock or partnership interests or any other
287	participations, rights, warrants, options or other interests in the nature of an equity interest in
288	such Person, including Preferred Stock, but excluding any debt security convertible or
289	exchangeable into such equity interest.

290	“Capital Stock Sale Proceeds” means the aggregate cash proceeds received by the
291	Company from the issuance or sale (other than to a Subsidiary of the Company or an employee
292	stock ownership plan or trust established by the Company or any such Subsidiary for the benefit
293	of their employees) by the Company of its Capital Stock (other than Disqualified Stock) after the
294	Issue Date, net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees,
295	discounts or commissions and brokerage, consultant and other fees actually Incurred in
296	connection with such issuance or sale and net of taxes paid or payable as a result thereof.

297	“Cash Equivalents” means any of the following:

298	(a) United States dollars or euros;

299	(b) Investments in U.S. Government Obligations maturing within 365 days of
300	the date of acquisition thereof;

301	(c) certificates of deposit and eurodollar time deposits with maturities of 12
302	months or less from the date of acquisition, bankers’ acceptances with maturities not
303	exceeding 12 months and overnight bank deposits, in each case with any domestic
304	commercial bank or any commercial bank in a member state of the European Union
305	having capital and surplus in excess of $500.0 million;

306	(d) repurchase obligations with a term of not more than seven days for
307	underlying securities of the types described in clauses (b) and (c) above entered into with
308	any financial institution meeting the qualifications specified in clause (c) above;

309	(e) commercial paper, having the highest rating obtainable from Moody’s or
310	Standard & Poor’s and in each case maturing within one year after the date of
311	acquisition; and

312	(f) money market funds at least 90% of the assets of which constitute Cash
313	Equivalents of the kinds described in clauses (a) through (e) of this definition.

314	“Change of Control” means the occurrence of any of the following events:

315	(a) any “person” or “group” (as such terms are used in Sections 13(d) and
316	14(d) of the Exchange Act or any successor provisions to either of the foregoing),
317	including any group acting for the purpose of acquiring, holding, voting or disposing of
318	securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, becomes the
319	“beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, except that a
320	person will be deemed to have “beneficial ownership” of all shares that any such person
321	has the right to acquire, whether such right is exercisable immediately or only after the
322	passage of time), directly or indirectly, of 50% or more of the total voting power of the
323	Voting Stock of the Company; or

324	(b) the sale, transfer, assignment, lease, conveyance or other disposition,
325	directly or indirectly, of all or substantially all the Property of the Company and the
326	Restricted Subsidiaries, considered as a whole (other than a disposition of such Property
327	as an entirety or virtually as an entirety to a Wholly Owned Restricted Subsidiary) or the
328	Company merges or consolidates with or into any other Person or any other Person
329	merges or consolidates with or into the Company, in any such event pursuant to a
330	transaction in which the outstanding Voting Stock of the Company is reclassified into or
331	exchanged for cash, securities or other Property, other than any such transaction where:

332	(1) the outstanding Voting Stock of the Company is reclassified into or
333	exchanged for other Voting Stock of the Company or for Voting Stock of the
334	Surviving Person; and

335	(2) the holders of the Voting Stock of the Company immediately prior
336	to such transaction own, directly or indirectly, not less than a majority of the
337	Voting Stock of the Company or the Surviving Person immediately after such
338	transaction and in substantially the same proportion as before the transaction; or

339	(c) during any period of two consecutive years, individuals who at the
340	beginning of such period constituted the Board of Directors (together with any new

341	directors whose election or appointment by such Board or whose nomination for election
342	by the stockholders of the Company was approved by a vote of not less than a majority of
343	the directors then still in office who were either directors at the beginning of such period
344	or whose election or nomination for election was previously so approved) cease for any
345	reason to constitute at least a majority of the Board of Directors then in office; or

346	(d) the stockholders of the Company shall have approved any plan of
347	liquidation or dissolution of the Company.

348	“Change of Control Offer” has the meaning set forth in Section 4.08(a).

349	“Change of Control Payment Date” has the meaning set forth in Section 4.08(b).

350	“Change of Control Purchase Price” has the meaning set forth in Section 4.08(a).

351	“Claim” has the meaning set forth in Section 7.07.

352	“Clearstream” has the meaning set forth in Section 2.16.

353	“Code” means the Internal Revenue Code of 1986, as amended.

354	“Commission” means the U.S. Securities and Exchange Commission.

355	“Company” means the party named as such in the first paragraph of this Indenture until a
356	successor replaces such party pursuant to Article Five and thereafter means the successor.

357	“Consolidated Cash Flow” means, for any period, an amount equal to, for the Company
358	and its Consolidated Restricted Subsidiaries:

359	(a) the sum of Consolidated Net Income for such period, plus the following to
360	the extent reducing Consolidated Net Income for such period:

361	(1) the provision for taxes based on income or profits or utilized in
362	computing net loss;

363	(2) Consolidated Fixed Charges;

364	(3) depreciation and amortization (including amortization of goodwill
365	and other intangibles but excluding amortization of prepaid cash expenses that
366	were paid in a prior period) of the Company and its Consolidated Restricted
367	Subsidiaries for such period; and

368	(4) any other non-cash items (other than any such non-cash item to the
369	extent that it represents an accrual of, or reserve for, cash expenditures in any
370	future period); minus

371	(b) all non-cash items increasing Consolidated Net Income for such period
372	(other than any such non-cash item to the extent that it will result in the receipt of cash
373	payments in any future period).

374	“Consolidated Current Liabilities” means, as of any date of determination, the aggregate
375	amount of liabilities of the Company and its Consolidated Restricted Subsidiaries which may
376	properly be classified as current liabilities (including taxes accrued as estimated), after
377	eliminating:

378	(a) all intercompany items between the Company and any Restricted
379	Subsidiary or between Restricted Subsidiaries; and

380	(b) all current maturities of long-term Debt.

381	“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the
382	ratio of:

383	(a) the aggregate amount of Consolidated Cash Flow for the most recent four
384	consecutive fiscal quarters for which internal financial statements are available; to

385	(b) Consolidated Fixed Charges for such four fiscal quarters;

386	provided, however, that:

387	(1) if

388	(A) since the beginning of such period the Company or any
389	Restricted Subsidiary has Incurred any Debt that remains outstanding or
390	Repaid any Debt, or

391	(B) the transaction giving rise to the need to calculate the
392	Consolidated Fixed Charge Coverage Ratio is an Incurrence or
393	Repayment of Debt,

394	Consolidated Fixed Charges for such four-quarter period shall be calculated after giving
395	effect on a pro forma basis to such Incurrence or Repayment as if such Debt was Incurred
396	or Repaid on the first day of such four-quarter period; provided that, in the event of any
397	such Repayment of Debt, Consolidated Cash Flow for such period shall be calculated as
398	if the Company or such Restricted Subsidiary had not earned any interest income actually
399	earned during such period in respect of the funds used to Repay such Debt; and

400	(2) if

401	(A) since the beginning of such period the Company or any
402	Restricted Subsidiary shall have made any Asset Sale or an Investment
403	(by merger or otherwise) in any Restricted Subsidiary (or any Person that
404	becomes a Restricted Subsidiary) or an acquisition of Property which
405	constitutes all or substantially all of an operating unit of a business,

406	(B) the transaction giving rise to the need to calculate the
407	Consolidated Fixed Charge Coverage Ratio is such an Asset Sale,
408	Investment or acquisition, or

409	(C) since the beginning of such period any Person, that
410	subsequently became a Restricted Subsidiary or was merged with or into
411	the Company or any Restricted Subsidiary since the beginning of such
412	period, shall have made such an Asset Sale, Investment or acquisition,

413	then Consolidated Cash Flow for such four-quarter period shall be calculated after giving
414	pro forma effect to such Asset Sale, Investment or acquisition as if such Asset Sale,
415	Investment or acquisition had occurred on the first day of such four-quarter period.

416	If any Debt bears a floating rate of interest and is being given pro forma effect, the
417	interest expense on such Debt shall be calculated as if the base interest rate in effect for such
418	floating rate of interest on the date of determination had been the applicable base interest rate for
419	the entire period (taking into account any Interest Rate Agreement applicable to such Debt if
420	such Interest Rate Agreement has a remaining term in excess of 12 months). In the event the
421	Capital Stock of any Restricted Subsidiary is sold during the period, the Company shall be
422	deemed, for purposes of clause (1) above, to have Repaid during such period the Debt of such
423	Restricted Subsidiary to the extent the Company and its continuing Restricted Subsidiaries are no
424	longer liable for such Debt after such sale.

425	“Consolidated Fixed Charges” means, for any period, the total interest expense of the
426	Company and its Consolidated Restricted Subsidiaries, plus, to the extent not included in such
427	total interest expense, and to the extent Incurred by the Company or its Restricted Subsidiaries,
428	without duplication,

429	(a) interest expense attributable to leases constituting part of a Sale and
430	Leaseback Transaction and to Capital Lease Obligations,

431	(b) amortization of debt discount and debt issuance costs, including
432	commitment fees,

433	(c) capitalized interest,

434	(d) non-cash interest expense,

435	(e) commissions, discounts and other fees and charges owed with respect to
436	letters of credit and banker’s acceptance financing,

437	(f) net costs associated with Hedging Obligations (including amortization of
438	fees) related to Interest Rate Agreements,

439	(g) Disqualified Stock Dividends,

440	(h) Preferred Stock Dividends,

441	(i) interest Incurred in connection with Investments in discontinued
442	operations, and

443	(j) interest actually paid by the Company or any Restricted Subsidiary under
444	any Guarantee of Debt of any other Person.

445	“Consolidated Net Income” means, for any period, the net income (loss) of the Company
446	and its Consolidated Restricted Subsidiaries; provided, however, that there shall not be included
447	in such Consolidated Net Income:

448	(a) any net income of any Person (other than the Company) if such Person is
449	not a Restricted Subsidiary, except that, subject to the exclusion contained in clause (c)
450	below, equity of the Company and its Consolidated Restricted Subsidiaries in the net
451	income of any such Person for such period shall be included in such Consolidated Net
452	Income up to the aggregate amount of cash distributed by such Person during such period
453	to the Company or a Restricted Subsidiary as a dividend or other distribution (subject, in
454	the case of a dividend or other distribution to a Restricted Subsidiary, to the limitations
455	contained in clause (b) below);

456	(b) any net income of any Restricted Subsidiary if such Restricted Subsidiary
457	is subject to restrictions, directly or indirectly, on the payment of dividends or the making
458	of distributions, directly or indirectly, to the Company, except that, subject to the
459	exclusion contained in clause (d) below, the equity of the Company and its Consolidated
460	Restricted Subsidiaries in the net income of any such Restricted Subsidiary for such
461	period shall be included in such Consolidated Net Income up to the greater of (i) the
462	aggregate amount of cash actually distributed by such Restricted Subsidiary during such
463	period to the Company or another Restricted Subsidiary as a dividend or other
464	distribution (subject, in the case of a dividend or other distribution to another Restricted
465	Subsidiary, to the limitation contained in this clause (b)) and (ii) the aggregate amount of
466	cash that could have been distributed by such Restricted Subsidiary during such period to
467	the Company or another Restricted Subsidiary as a dividend or other distribution (subject,

468	in the case of a dividend or other distribution to another Restricted Subsidiary, to the
469	limitation contained in this clause (b));

470	(c) any gain or loss realized upon the sale or other disposition of any Property
471	of the Company or any of its consolidated Subsidiaries (including pursuant to any Sale
472	and Leaseback Transaction) that is not sold or otherwise disposed of in the ordinary
473	course of business;

474	(d) any net after-tax extraordinary gain or loss;

475	(e) to the extent non-cash, any unusual, non-operating or non-recurring gain
476	or loss;

477	(f) the cumulative effect of a change in accounting principles;

478	(g) any non-cash compensation expense realized for grants of performance
479	shares, stock options or other rights to officers, directors and employees of the Company
480	or any Restricted Subsidiary; provided that such shares, options or other rights can be
481	redeemed at the option of the holder only for Capital Stock of the Company (other than
482	Disqualified Stock);

483	(h) any cash or non-cash expenses attributable to the closing of manufacturing
484	facilities or the lay-off of employees, in either case which are recorded as “restructuring
485	and other special charges” in accordance with GAAP; and

486	(i) gains or losses due to fluctuations in currency values and the related tax
487	effect.

488	Notwithstanding the foregoing, for purposes of Section 4.10 only, there shall be excluded
489	from Consolidated Net Income any dividends, repayments of loans or advances or other transfers
490	of Property from Unrestricted Subsidiaries to the Company or a Restricted Subsidiary to the
491	extent such dividends, repayments or transfers increase the amount of Restricted Payments
492	permitted under clause (a)(3)(iv) thereof.

493	“Consolidated Net Tangible Assets” means Total Assets (less accumulated depreciation
494	and amortization, allowances for doubtful receivables, other applicable reserves and other
495	properly deductible items) of the Company and its Restricted Subsidiaries, after deducting
496	therefrom Consolidated Current Liabilities and, to the extent otherwise included, the amounts of
497	(without duplication):

498	(a) the excess of cost over Fair Market Value of assets or businesses acquired;

499	(b) any revaluation or other write-up in book value of assets subsequent to the
500	last day of the fiscal quarter of the Company immediately preceding the Issue Date as a
501	result of a change in the method of evaluation in accordance with GAAP;

502	(c) unamortized debt discount and expenses and other unamortized deferred
503	charges, goodwill, patents, trademarks, service marks, trade names, copyrights, licenses,
504	organization or developmental expenses and other intangible items;

505	(d) minority interests in consolidated Subsidiaries held by Persons other than
506	the Company or any Restricted Subsidiary;

507	(e) treasury stock;

508	(f) cash or securities set aside and held in a sinking or other analogous fund
509	established for the purpose of redemption or other retirement of Capital Stock to the
510	extent such obligation is not reflected in Consolidated Current Liabilities; and

511	(g) Investments in and assets of Unrestricted Subsidiaries.

512	“Convertible Notes” means (1) the Company’s $500 million 4.75% convertible senior
513	debentures due 2022 issued pursuant to the indenture, dated as of January 29, 2002, by and
514	among the Company and The Bank of New York, as trustee, and (2) the Company’s $402.5
515	million 4.50% convertible senior notes due 2007 issued pursuant to the indenture, dated as of
516	November 25, 2002, by and among the Company and The Bank of New York, as trustee, in each
517	case, as amended, restated, modified, renewed, refunded, replaced or Refinanced in whole or in
518	part from time to time.

519	“Corporate Trust Office” means the principal office of the Trustee at which at any time
520	its corporate trust business shall be administered, which office at the date hereof is located at 707
521	Wilshire Boulevard, 17th Floor, Los Angeles, California 90017, Attention Corporate Trust
522	Services, or such other address as the Trustee may designate from time to time by notice to the
523	Holders and the Company, or the principal Corporate Trust Office of any successor Trustee (or
524	such other address as such successor Trustee may designate from time to time by notice to the
525	Holders and the Company).

526	“Covenant Defeasance” has the meaning set forth in Section 9.01(b).

527	“Credit Facilities” means, with respect to the Company or any Restricted Subsidiary, one
528	or more debt or commercial paper facilities with banks or other institutional lenders providing
529	for revolving credit loans, term loans, notes, receivables or inventory financing (including
530	through the sale of receivables or inventory to such lenders or to special purpose, bankruptcy
531	remote entities formed to borrow from such lenders against such receivables or inventory) or
532	trade or standby letters of credit, in each case as any such facility may be revised, restructured or

533	Refinanced from time to time, including to extend the maturity thereof, to increase the amount of
534	commitments thereunder (provided that any such increase is permitted under Section 4.09), or to
535	add Restricted Subsidiaries as additional borrowers or guarantors thereunder, whether by the
536	same or any other agent, lender or group of lenders or investors and whether such revision,
537	restructuring or Refinancing is under one or more Debt facilities or commercial paper facilities,
538	indentures or other agreements, in each case with banks or other institutional lenders or trustees
539	or investors providing for revolving credit loans, term loans, notes or letters or credit, together
540	with related documents thereto (including, without limitation, any guaranty agreements and
541	security documents). Notwithstanding the foregoing, Credit Facilities shall not include (x) Debt
542	outstanding on the Issue Date evidenced by the Convertible Notes or (y) Debt of the Company
543	evidenced by the Notes (excluding any Additional Notes) issued in this offering and any
544	Exchange Notes (excluding any Additional Notes) pursuant to the Registration Rights
545	Agreement.

546	“Currency Exchange Protection Agreement” means, in respect of a Person, any foreign
547	exchange contract, currency swap agreement, currency option or other similar agreement or
548	arrangement designed to protect such Person against fluctuations in currency exchange rates.

549	“Custodian” means any receiver, interim receiver, receiver and manager, trustee,
550	assignee, liquidator, custodian or similar official under any Bankruptcy Law.

551	“Debt” means, with respect to any Person on any date of determination (without
552	duplication):

553	(a) the principal of and premium (if any, but only in the event such premium
554	has become due) in respect of:

555	(1) debt of such Person for borrowed money; and

556	(2) debt evidenced by notes, debentures, bonds or other similar
557	instruments for the payment of which such Person is responsible or liable;

558	(b) all Capital Lease Obligations of such Person and all Attributable Debt in
559	respect of Sale and Leaseback Transactions entered into by such Person;

560	(c) all obligations of such Person representing the deferred purchase price of
561	Property, all conditional sale obligations of such Person and all obligations of such
562	Person under any title retention agreement (but excluding trade accounts payable arising
563	in the ordinary course of business);

564	(d) all obligations of such Person for the reimbursement of any obligor on any
565	letter of credit, banker’s acceptance or similar credit transaction (other than obligations
566	with respect to letters of credit securing obligations (other than obligations described in

567	(a) through (c) above) entered into in the ordinary course of business of such Person to
568	the extent such letters of credit are not drawn upon or, if and to the extent drawn upon,
569	such drawing is reimbursed no later than the third Business Day following receipt by
570	such Person of a demand for reimbursement following payment on the letter of credit);

571	(e) the amount of all obligations of such Person with respect to the
572	Repayment of any Disqualified Stock or, with respect to any Subsidiary of such Person,
573	any Preferred Stock (but excluding, in each case, any accrued dividends);

574	(f) all obligations of the type referred to in clauses (a) through (e) above, and
575	all dividends of other Persons the payment of which, in either case, such Person is
576	responsible or liable for, directly or indirectly, as obligor, guarantor or otherwise,
577	including by means of any Guarantee;

578	(g) all obligations of the type referred to in clauses (a) through (f) above of
579	other Persons secured by any Lien on any Property of such Person (whether or not such
580	obligation is assumed by such Person), the amount of such obligation being deemed to be
581	the lesser of the Fair Market Value of such Property or the amount of the obligation so
582	secured; and

583	(h) to the extent not otherwise included in this definition, Hedging
584	Obligations of such Person.

585	The amount of Debt of any Person at any date shall be the outstanding balance, or the
586	accreted value of such Debt in the case of Debt issued with original issue discount, at such date
587	of all unconditional obligations as described above and the maximum liability, upon the
588	occurrence of the contingency giving rise to the obligation, of any contingent obligations at such
589	date. The amount of Debt represented by a Hedging Obligation shall be equal to:

590	(1) zero if such Hedging Obligation has been Incurred pursuant to Section
591	4.09(b)(6) or (7); or

592	(2) the notional amount of such Hedging Obligation if not Incurred pursuant
593	to such clauses.

594	“Default” means any event which is, or after notice or passage of time or both would be,
595	an Event of Default.

596	“Depository” or “DTC” means, with respect to the Notes issued in the form of one or
597	more Global Notes, The Depository Trust Company or another Person designated as Depository
598	by the Company, which Person must be a clearing agency registered under the Exchange Act.

599	“Disqualified Stock” means any Capital Stock of the Company or any of its Restricted
600	Subsidiaries that by its terms (or by the terms of any security into which it is convertible or for
601	which it is exchangeable, in either case at the option of the holder thereof) or otherwise:

602	(a) matures or is mandatorily redeemable pursuant to a sinking fund
603	obligation or otherwise;

604	(b) is or may become redeemable or repurchaseable at the option of the holder
605	thereof, in whole or in part; or

606	(c) is convertible or exchangeable at the option of the holder thereof for Debt
607	or Disqualified Stock,

608	on or prior to, in the case of clause (a), (b) or (c), 123 days following the Stated Maturity of the
609	Notes. Notwithstanding the foregoing, any Capital Stock that would constitute Disqualified
610	Stock solely because the holders of the Capital Stock have the right to require the Company to
611	repurchase such Capital Stock upon the occurrence of a Change of Control or an Asset Sale will
612	not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company
613	may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such
614	repurchase or redemption complies with Section 4.10.

615	“Disqualified Stock Dividends” means all dividends with respect to Disqualified Stock of
616	the Company held by Persons other than a Restricted Subsidiary. The amount of any such
617	dividend shall be equal to the quotient of such dividend divided by the difference between one
618	and the maximum statutory federal income tax rate (expressed as a decimal number between 1
619	and 0) then applicable to the Company.

620	“Euroclear” has the meaning set forth in Section 2.16(a).

621	“Event of Default” has the meaning set forth in Section 6.01.

622	“Excess Proceeds” has the meaning set forth in Section 4.12(c).

623	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

624	“Exchange Notes” has the same meaning as “New Securities” set forth in the Registration
625	Rights Agreement.

626	“Exchange Offer” has the meaning set forth in Section 8 of Exhibit A.

627	“Fair Market Value” means, with respect to any Property, the price that could be
628	negotiated in an arm’s-length free market transaction, for cash, between a willing seller and a
629	willing buyer, neither of whom is under undue pressure or compulsion to complete the
630	transaction. Fair Market Value shall be determined, except as otherwise provided,

631	(a) if such Property has a Fair Market Value equal to or less than $ 25.0
632	million, by any Officer of the Company, or

633	(b) if such Property has a Fair Market Value in excess of $25.0 million, by at
634	least a majority of the Board of Directors and evidenced by a Board Resolution dated
635	within 30 days of the relevant transaction.

636	“GAAP” means generally accepted accounting principles consistently applied as in effect
637	in the United States from time to time.

638	“Global Notes” has the meaning set forth in Section 2.16(a).

639	“Guarantee” means any obligation, contingent or otherwise, of any Person directly or
640	indirectly guaranteeing any Debt of any other Person and any obligation, direct or indirect,
641	contingent or otherwise, of such Person to purchase or pay (or advance or supply funds for the
642	purchase or payment of) such Debt of such other Person (whether arising by virtue of partnership
643	arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to
644	take-or-pay or to maintain financial statement conditions or otherwise), provided, however, that
645	the term “Guarantee” shall not include:

646	(1) endorsements for collection or deposit in the ordinary course of business;
647	or

648	(2) a contractual commitment by one Person to invest in another Person for so
649	long as such Investment is reasonably expected to constitute a Permitted Investment
650	under clause (a), (b) or (c) of the definition of “Permitted Investment”.

651	The term “Guarantee” used as a verb has a corresponding meaning. The term “Guarantor” shall
652	mean any Person Guaranteeing any obligation.

653	“Hedging Obligation” of any Person means any obligation of such Person pursuant to any
654	Interest Rate Agreement, Currency Exchange Protection Agreement or any other similar
655	agreement or arrangement.

656	“Holder” or Noteholder” means a Person in whose name a Note is registered in the Note
657	register.

658	“Incur” means, with respect to any Debt or other obligation of any Person, to create,
659	issue, incur (by merger, conversion, exchange or otherwise), extend, assume, Guarantee or
660	become liable in respect of such Debt or other obligation or the recording, as required pursuant
661	to GAAP or otherwise, of any such Debt or obligation on the balance sheet of such Person (and
662	“Incurrence” and “Incurred” shall have meanings correlative to the foregoing); provided,
663	however, that a change in GAAP that results in an obligation of such Person that exists at such

664	time, and is not theretofore classified as Debt, becoming Debt shall not be deemed an Incurrence
665	of such Debt; provided further, however, that any Debt or other obligations of a Person existing
666	at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or
667	otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a
668	Subsidiary; and provided further, however, that solely for purposes of determining compliance
669	with Section 4.09, amortization of debt discount shall not be deemed to be the Incurrence of
670	Debt, provided that in the case of Debt sold at a discount, the amount of such Debt Incurred shall
671	at all times be the aggregate principal amount at Stated Maturity.

672	“Indenture” means this Indenture as amended, restated or supplemented from time to
673	time.

674	“Independent Financial Advisor” means an investment banking firm of national standing
675	or any third-party appraiser with national standing in the Untied States, provided that such firm
676	or appraiser is not an Affiliate of the Company.

677	“Initial Purchasers” means Citigroup Global Markets Inc., Credit Suisse First Boston
678	LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co.,
679	Incorporated.

680	“Institutional Accredited Investor” or “IAI” shall have the meaning specified in Rule
681	501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

682	“interest” means, with respect to the Notes, interest and Additional Interest.

683	“Interest Payment Date” means November 1 and May 1 of each year.

684	“Interest Rate Agreement” means, for any Person, any interest rate swap agreement,
685	interest rate cap agreement, interest rate collar agreement or other similar agreement designed to
686	protect against fluctuations in interest rates.

687	“Investment” by any Person means any direct or indirect loan (other than advances to
688	customers in the ordinary course of business that are recorded as accounts receivable on the
689	balance sheet of such Person), advance or other extension of credit or capital contribution (by
690	means of transfers of cash or other Property to others or payments for Property or services for the
691	account or use of others, or otherwise) to, or Incurrence of a Guarantee of any obligation of, or
692	purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence
693	of Debt issued by, any other Person. For purposes of Sections 4.10 and 4.15 and the definition of
694	“Restricted Payment,” the term “Investment” shall include (a) upon the issuance, sale or other
695	disposition of Capital Stock of any Restricted Subsidiary to a Person other than the Company or
696	another Restricted Subsidiary as a result of which such Restricted Subsidiary ceases to be a
697	Restricted Subsidiary, the Fair Market Value of the remaining interest, if any, in such former
698	Restricted Subsidiary held by the Company or such other Restricted Subsidiary, and (b) at the

699	time that a Subsidiary of the Company is designated an Unrestricted Subsidiary (excluding the
700	designation of Spansion and its Subsidiaries as Unrestricted Subsidiaries on the Issue Date), the
701	portion (proportionate to the Company’s equity interest in such Subsidiary) of the Fair Market
702	Value of the net assets of such Subsidiary; provided, however, that upon a redesignation of any
703	Unrestricted Subsidiary (including Spansion and its Subsidiaries) as a Restricted Subsidiary, the
704	Company shall be deemed to continue to have a permanent “Investment” in an Unrestricted
705	Subsidiary of an amount (if positive) equal to:

706	(a) the Company’s “Investment” in such Subsidiary at the time of such
707	redesignation; less

708	(b) the portion of the Fair Market Value of the net assets of such Subsidiary at
709	the time of such redesignation (proportionate to the Company’s equity interest in such
710	Subsidiary).

711	In determining the amount of any Investment made by transfer of any Property
712	other than cash, such Property shall be valued at its Fair Market Value at the time of such
713	Investment.

714	“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the
715	equivalent) by Moody’s and BBB- (or the equivalent) by S&P (or the equivalent ratings from
716	any other relevant Rating Agency).

717	“Issue Date” means October 29, 2004.

718	“Judgment Currency” has the meaning set forth in Section 10.13(a).

719	“Legal Defeasance” has the meaning set forth in Section 9.01(b).

720	“Legal Holiday” has the meaning set forth in Section 10.07.

721	“Lien” means, with respect to any Property of any Person, any mortgage or deed of trust,
722	pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement
723	(other than any easement not materially impairing usefulness or marketability), encumbrance,
724	preference, priority or other security agreement or preferential arrangement of any kind or nature
725	whatsoever on or with respect to such Property (including any Capital Lease Obligation,
726	conditional sale or other title retention agreement having substantially the same economic effect
727	as any of the foregoing or any Sale and Leaseback Transaction).

728	“Maturity Date” when used with respect to any Note, means the date on which the
729	principal amount of such Note becomes due and payable as therein or herein provided.

730	“Moody’s” means Moody’s Investor Services, Inc. or any successor to the rating agency
731	business thereof.

732	“Net Available Cash” from any Asset Sale means cash payments received therefrom
733	(including any cash payments received by way of deferred payment of principal pursuant to a
734	note or installment receivable or otherwise, but only as and when received, but excluding any
735	other consideration received in the form of assumption by the acquiring Person of Debt or other
736	obligations or liabilities relating to the Property that is the subject of such Asset Sale or received
737	in any other non-cash form), in each case net of:

738	(a) all legal, title and recording tax expenses, commissions and other fees and
739	expenses Incurred, and all Federal, state, provincial, foreign and local taxes required to be
740	accrued as a liability under GAAP, as a consequence of such Asset Sale;

741	(b) all payments made on or in respect of any Debt that is secured by any
742	Property subject to such Asset Sale, in accordance with the terms of any Lien upon such
743	Property, or which must by its terms, or in order to obtain a necessary consent to such
744	Asset Sale, or by applicable law, be repaid out of the proceeds from such Asset Sale;

745	(c) all distributions and other payments required to be made to minority
746	interest holders in Subsidiaries or joint ventures as a result of such Asset Sale; and

747	(d) the deduction of appropriate amounts provided by the seller as a reserve,
748	in accordance with GAAP, against any liabilities associated with the Property disposed of
749	in such Asset Sale and retained by the Company or any Restricted Subsidiary after such
750	Asset Sale.

751	“Non-Recourse Debt” means Debt:

752	(a) as to which neither the Company nor any Restricted Subsidiary provides
753	any guarantee or credit support of any kind (including any undertaking, guarantee,
754	indemnity, agreement or instrument that would constitute Debt) or is directly or indirectly
755	liable (as a guarantor or otherwise) or as to which there is any recourse to the assets of the
756	Company; and

757	(b) no default with respect to which (including any rights that the Holders
758	thereof may have to take enforcement action against an Unrestricted Subsidiary) would
759	permit (upon notice, lapse of time or both) any holder of other Debt of the Company or
760	any Restricted Subsidiary to declare a default under such other Debt or cause the payment
761	therefor to be accelerated or payable prior to its stated maturity.

762	“Non-U.S. Person” means a Person who is not a U.S. person, as defined in Regulation S.

763	“Notes” means the 7.75% Senior Notes due 2012 issued by the Company, including,
764	without limitation, the Exchange Notes, treated as a single class of securities, as amended from
765	time to time in accordance with the terms hereof, that are issued pursuant to this Indenture.

766	“Notice of Acceleration” has the meaning set forth in Section 6.01.

767	“Notice of Default” has the meaning set forth in Section 6.01.

768	“Offer Amount” has the meaning set forth in Section 4.12(e).

769	“Offer Period” has the meaning set forth in Section 4.12(e)

770	“Officer” means the Chief Executive Officer, the President, the Chief Financial Officer or
771	any Executive Vice President of the Company.

772	“Officers’ Certificate” means a certificate signed by two Officers of the Company, at
773	least one of whom shall be the principal executive officer or principal financial officer of the
774	Company, and delivered to the Trustee.

775	“Opinion of Counsel” means a written opinion from legal counsel who is reasonably
776	acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the
777	Trustee.

778	“Paying Agent” has the meaning set forth in Section 2.04.

779	“Permitted Debt” has the meaning set forth in Section 4.09(b).

780	“Permitted Investment” means any Investment by the Company or a Restricted
781	Subsidiary in existence on the Issue Date or in:

782	(a) the Company or any Restricted Subsidiary;

783	(b) any Person that will, upon the making of such Investment, become a
784	Restricted Subsidiary;

785	(c) any Person if as a result of such Investment such Person is merged or
786	consolidated with or into, or transfers or conveys all or substantially all of its Property to,
787	the Company or a Restricted Subsidiary;

788	(d) Cash Equivalents;

789	(e) receivables owing to the Company or a Restricted Subsidiary, if created or
790	acquired in the ordinary course of business and payable or dischargeable in accordance
791	with customary trade terms; provided, however, that such trade terms may include such
792	concessionary trade terms as the Company or such Restricted Subsidiary deems
793	reasonable under the circumstances;

794	(f) payroll, travel and similar advances to cover matters that are expected at
795	the time of such advances ultimately to be treated as expenses for accounting purposes
796	and that are made in the ordinary course of business;

797	(g) loans and advances to employees made in the ordinary course of business
798	consistent with past practices of the Company or a Restricted Subsidiary, as the case may
799	be; provided that such loans and advances do not exceed $10.0 million in the aggregate at
800	any one time outstanding;

801	(h) stock, obligations or other securities received in settlement of debts
802	created in the ordinary course of business and owing to the Company or a Restricted
803	Subsidiary or in satisfaction of judgments;

804	(i) any Person to the extent such Investment represents the non-cash portion
805	of the consideration received in connection with an Asset Sale consummated in
806	compliance with Section 4.12;

807	(j) Investments in Permitted Joint Ventures that do not exceed 15% of Total
808	Assets in the aggregate outstanding at any one time;

809	(k) any acquisition of assets or Capital Stock solely in exchange for the
810	issuance of Capital Stock (other than Disqualified Stock) of the Company;

811	(l) Investments represented by Hedging Obligations if such Hedging
812	Obligation has been Incurred pursuant to Section 4.09(b)(6) or (7);

813	(m) Guarantees by the Company and its Restricted Subsidiaries of Debt and
814	other obligations of Spansion and its Subsidiaries and any payments made pursuant to
815	such Guarantees, provided that such Guarantees (plus, without duplication, the aggregate
816	amount actually paid by the Company and its Restricted Subsidiaries after the Issue Date
817	pursuant to such Guarantees and not reimbursed to them by Spansion and its
818	Subsidiaries) do not exceed $500.0 million outstanding at any one time; and

819	(n) other Investments made for Fair Market Value that do not exceed $100.0
820	million in the aggregate outstanding at any one time.

821	“Permitted Joint Venture” means any Person which is, directly or indirectly,
822	engaged principally in a Related Business, and the Capital Stock, or securities convertible
823	into Capital Stock, of which is owned by the Company and one or more Persons other
824	than the Company or any of its Affiliates.

825	“Permitted Liens” means:

826	(a) Liens securing the Notes;

827	(b) Liens to secure Debt permitted to be Incurred pursuant to Section
828	4.09(b)(2);

829	(c) Liens to secure Debt permitted to be Incurred pursuant to Section
830	4.09(b)(3); provided that any such Lien may not extend to any Property of the Company,
831	other than the Property acquired, constructed or leased with the proceeds of any such
832	Debt and any improvements or accessions to such Property;

833	(d) Liens for taxes, assessments or governmental charges or levies on the
834	Property of the Company if the same shall not at the time be delinquent or thereafter can
835	be paid without penalty, or are being contested in good faith and by appropriate
836	proceedings promptly instituted and diligently concluded; provided that any reserve or
837	other appropriate provision that shall be required in conformity with GAAP shall have
838	been made therefor;

839	(e) Liens imposed by law, such as carriers’, landlords’, warehousemen’s and
840	mechanics’ Liens and other similar Liens, on the Property of the Company arising in the
841	ordinary course of business and securing payment of obligations that are not more than
842	60 days past due or are being contested in good faith and by appropriate proceedings;

843	(f) Liens on the Property of the Company Incurred in the ordinary course of
844	business to secure performance of obligations with respect to statutory or regulatory
845	requirements, performance or return-of-money bonds, surety bonds or other obligations
846	of a like nature and Incurred in a manner consistent with industry practice, in each case
847	which are not Incurred in connection with the borrowing of money, the obtaining of
848	advances or credit or the payment of the deferred purchase price of Property and which
849	do not in the aggregate impair in any material respect the use of Property in the operation
850	of the business of the Company and the Restricted Subsidiaries taken as a whole;

851	(g) Liens on Property at the time the Company acquired such Property,
852	including any acquisition by means of a merger or consolidation with or into the
853	Company; provided, however, that any such Lien may not extend to any other Property of
854	the Company; provided, further, however, that such Liens shall not have been Incurred in
855	anticipation of or in connection with the transaction or series of transactions pursuant to
856	which such Property was acquired by the Company;

857	(h) pledges or deposits by the Company under workers’ compensation laws,
858	unemployment insurance laws or similar legislation, or good faith deposits in connection
859	with bids, tenders, contracts (other than for the payment of Debt) or leases to which the
860	Company is party, or deposits to secure public or statutory obligations of the Company,
861	surety or appeal bonds, performance bonds or deposits for the payment of rent or margin
862	deposits, in each case Incurred in the ordinary course of business;

863	(i) utility easements, building restrictions and such other encumbrances or
864	charges against real Property as are of a nature generally existing with respect to
865	properties of a similar character;

866	(j) Liens securing Debt permitted to be Incurred with respect to Hedging
867	Obligations pursuant to Section 4.09 or collateral for such Debt to which the Hedging
868	Obligations relate;

869	(k) Liens on the Capital Stock of any Unrestricted Subsidiary to secure Debt
870	of that Unrestricted Subsidiary;

871	(l) Liens in favor of the Company;

872	(m) Liens existing on the Issue Date not otherwise described in clauses (a)
873	through (1) above;

874	(n) Liens on the Property of the Company to secure any Refinancing, in whole
875	or in part, of any Debt secured by any Lien referred to in clause (c), (g) or (m) above;
876	provided however, that any such Lien shall be limited to all or part of the same Property
877	that secured the original Lien (together with any improvements and accessions to such
878	Property) and the aggregate principal amount of Debt that is secured by such Lien shall
879	not be increased to an amount greater than the sum of:

880	(1) the outstanding principal amount, or, if greater, the committed
881	amount, of the Debt secured by Liens described under clause (c), (g) or (m)
882	above, as the case may be, at the time the original Lien became a Permitted Lien
883	under the Indenture; and

884	(2) an amount necessary to pay any fees and expenses, including
885	premiums and defeasance costs, incurred by the Company in connection with
886	such Refinancing;

887	(o) other Liens to secure Debt, so long as the aggregate principal amount of
888	Debt secured thereby at the time such Lien is created does not exceed 5% of the
889	Consolidated Net Tangible Assets of the Company, shown on the Company’s
890	consolidated balance sheet in accordance with GAAP on the last day of the most recent
891	fiscal quarter ending at least 40 days prior to the date any such Lien shall be Incurred.

892	“Permitted Refinancing Debt” means any Debt that Refinances any other Debt, including
893	any successive Refinancings, so long as:

894	(a) such Debt is in an aggregate principal amount (or if Incurred with original
895	issue discount, an aggregate issue price) not in excess of the sum of:

896	(1) the aggregate principal amount (or if Incurred with original issue
897	discount, the aggregate accreted value) then outstanding of the Debt being
898	Refinanced, and

899	(2) an amount necessary to pay any fees and expenses, including
900	premiums and defeasance costs, related to such Refinancing;

901	(b) the Average Life of such Debt is equal to or greater than the Average Life
902	of the Debt being Refinanced;

903	(c) the Stated Maturity of such Debt is no earlier than the Stated Maturity of
904	the Debt being Refinanced; and

905	(d) the new Debt shall not be senior in right of payment to the Debt being
906	Refinanced;

907	provided, however, that Permitted Refinancing Debt shall not include:

908	(x) Debt of a Subsidiary that Refinances Debt of the Company; or

909	(y) Debt of the Company or a Restricted Subsidiary that Refinances Debt of
910	an Unrestricted Subsidiary.

911	“Person” means any individual, corporation, company (including any limited liability
912	company), association, partnership, joint venture, trust, unincorporated organization, government
913	or any agency or political subdivision thereof or any other entity.

914	“Physical Notes” means certificated Notes in registered form in substantially the form set
915	forth in Exhibit A.

916	“Preferred Stock” means any Capital Stock of a Person, however designated, which
917	entitles the holder thereof to a preference with respect to the payment of dividends, or as to the
918	distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person,
919	over shares of any other class of Capital Stock issued by such Person.

920	“Preferred Stock Dividends” means all dividends with respect to Preferred Stock of
921	Restricted Subsidiaries held by Persons other than the Company or a Restricted Subsidiary. The
922	amount of any such dividend shall be equal to the quotient of such dividend divided by the
923	difference between one and the maximum statutory federal income rate (expressed as a decimal
924	number between 1 and 0) then applicable to the issuer of such Preferred Stock.

925	“Prepayment Offer” has the meaning set forth in Section 4.12(c).

926	“Private Placement Legend” means the legend initially set forth on the Rule 144A Notes
927	and other Notes that are Restricted Notes in the form set forth in Exhibit B.

928	“pro forma” means, with respect to any calculation made or required to be made pursuant
929	to the terms hereof, a calculation performed in accordance with Article 11 of Regulation S-X
930	promulgated under the Securities Act.

931	“Property” means, with respect to any Person, any interest of such Person in any kind of
932	property or asset, whether real, personal or mixed, or tangible or intangible, including Capital
933	Stock in, and other securities of, any other Person. For purposes of any calculation required
934	pursuant to this Indenture, the value of any Property shall be its Fair Market Value.

935	“Purchase Date” has the meaning set forth in Section 4.12(d).

936	“Purchase Money Debt” means Debt:

937	(a) consisting of the deferred purchase price of Property, conditional sale
938	obligations, obligations under any title retention agreement, other purchase money
939	obligations and obligations in respect of industrial revenue bonds, in each case where the
940	maturity of such Debt does not exceed the anticipated useful life of the Property being
941	financed; and

942	(b) Incurred to finance the acquisition, construction or lease by the Company
943	or a Restricted Subsidiary of such Property, including additions and improvements
944	thereto;

945	provided, however, that such Debt is Incurred within 180 days after the acquisition, construction
946	or lease of such Property by the Company or such Restricted Subsidiary.

947	“Qualified Equity Offering” means any public or private offering for cash of Capital
948	Stock (other than Disqualified Stock) of the Company other than (i) public offerings of Capital
949	Stock registered on Form S-8 or (ii) other issuances upon the exercise of options of employees of
950	the Company or any of its Subsidiaries.

951	“Qualified Institutional Buyer” or “QIB” shall have the meaning specified in Rule 144A
952	promulgated under the Securities Act.

953	“rates of exchange” has the meaning set forth in Section 10.13(d).

954	“Rating Agencies” means Moody’s and S&P (or, if either such entity ceases to rate the
955	Notes for reasons outside of the control of the Company, the equivalent investment grade rating
956	from any other “nationally recognized statistical rating organization” within the meaning of Rule
957	15c3-1(c)(2)(vi)(F) under the Exchange Act selected by the Company as a replacement agency).

958	“Redemption Date” when used with respect to any Note to be redeemed pursuant to
959	paragraph 5 of the Notes means the date fixed for such redemption pursuant to the terms of the
960	Notes.

961	“Refinance” means, in respect of any Debt, to refinance, extend, renew, refund or Repay,
962	or to issue other Debt, in exchange or replacement for, such Debt. “Refinanced” and
963	“Refinancing” shall have correlative meanings.

964	“Registrar” has the meaning set forth in Section 2.04.

965	“Registration Rights Agreement” means the Registration Rights Agreement among the
966	Company and the Initial Purchasers entered into in connection with the issuance of the Notes.

967	“Regulation S” means Regulation S promulgated under the Securities Act.

968	“Regulation S Global Note” has the meaning set forth in Section 2.16(a).

969	“Regulation S Notes” has the meaning set forth in Section 2.02.

970	“Related Business” means any business that is related, ancillary or complementary to the
971	businesses of the Company and the Restricted Subsidiaries on the Issue Date and any reasonable
972	extension thereof.

973	“Repay” means, in respect of any Debt, to repay, prepay, repurchase, redeem, legally
974	defease or otherwise retire such Debt. “Repayment” and “Repaid” shall have correlative
975	meanings. For purposes of Section 4.12 and the definition of “Consolidated Fixed Charge
976	Coverage Ratio,” Debt shall be considered to have been Repaid only to the extent the related
977	loan commitment, if any, shall have been permanently reduced in connection therewith.

978	“Required Filing Dates” has the meaning set forth in Section 4.16.

979	“Responsible Officer” shall mean, when used with respect to the Trustee, any officer in
980	the Corporate Trust Office of the Trustee having direct responsibility for the administration of
981	this Indenture or any other officer, to whom any corporate trust matter is referred because of
982	such officer’s knowledge of and familiarity with the particular subject.

983	“Restricted Global Notes” has the meaning set forth in Section 2.16(a).

984	“Restricted Note” has the same meaning as “Restricted Security” set forth in Rule
985	144(a)(3) promulgated under the Securities Act; provided that the Trustee shall be entitled to
986	request and conclusively rely upon an Opinion of Counsel with respect to whether any Note is a
987	Restricted Note.

988	“Restricted Payment” means:

989	(a) any dividend or distribution (whether made in cash, securities or other
990	Property) declared or paid on or with respect to any shares of the Capital Stock of the
991	Company or any Restricted Subsidiary, except for any dividend or distribution that is
992	made solely to the Company or a Restricted Subsidiary (and, if such Restricted
993	Subsidiary is not a Wholly Owned Restricted Subsidiary, to the other shareholders of
994	such Restricted Subsidiary on a pro rata basis or on a basis that results in the receipt by
995	the Company or a Restricted Subsidiary of dividends or distributions of greater value
996	than it would receive on a pro rata basis) or any dividend or distribution payable solely in
997	shares of Capital Stock (other than Disqualified Stock) of the Company;

998	(b) the purchase, repurchase, redemption, acquisition or retirement for value
999	of any Capital Stock of the Company or any Restricted Subsidiary (other than from the
1000	Company or a Restricted Subsidiary and other than for Capital Stock of the Company that
1001	is not Disqualified Stock);

1002	(c) the purchase, repurchase, redemption, acquisition or retirement for value,
1003	prior to the date for any scheduled maturity, sinking fund or amortization or other
1004	installment payment, of any Subordinated Obligation (other than the purchase, repurchase
1005	or other acquisition of any Subordinated Obligation purchased in anticipation of
1006	satisfying a scheduled maturity, sinking fund or amortization or other installment
1007	obligation, in each case due within one year of the date of acquisition); and

1008	(d) any Investment (other than Permitted Investments) in any Person.

1009	“Restricted Subsidiary” means any Subsidiary of the Company other than an Unrestricted
1010	Subsidiary.

1011	“Rule 144” means Rule 144 promulgated under the Securities Act.

1012	“Rule 144A” means Rule 144A promulgated under the Securities Act.

1013	“Rule 144A Notes” has the meaning set forth in Section 2.02.

1014	“S&P” means Standard & Poor’s Rating Services, a division of the McGraw-Hill
1015	Companies, Inc., or any successor to the rating agency business thereof.

1016	“Sale and Leaseback Transaction” means any direct or indirect arrangement relating to
1017	Property now owned or hereafter acquired whereby the Company or a Restricted Subsidiary
1018	transfers such Property to another Person and the Company or a Restricted Subsidiary leases it
1019	from such Person.

1020	“Securities Act” means the U.S. Securities Act of 1933, as amended.

1021	“Significant Subsidiary” means any Subsidiary that would be a “significant subsidiary”
1022	of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the
1023	Commission.

1024	“Spansion” means Spansion LLC, a Delaware limited liability company, and its
1025	Successors.

1026	“Stated Maturity” means with respect to any Debt or security, the date specified in such
1027	security as the fixed date on which the payment of principal of such security is due and payable,
1028	including pursuant to any mandatory redemption provision (but excluding any provision
1029	providing for the repurchase of such security at the option of the holder thereof upon the
1030	happening of any contingency beyond the control of the issuer, unless such contingency has
1031	occurred).

1032	“Subordinated Obligation” means any Debt of the Company (whether outstanding on the
1033	Issue Date or thereafter Incurred) that is subordinate or junior in right of payment to the Notes or
1034	such entity’s Guarantee pursuant to a written agreement to that effect.

1035	“Subsidiary” means, in respect of any Person, any corporation, company (including any
1036	limited liability company), association, partnership, joint venture or other business entity of
1037	which at least a majority of the total voting power of the Voting Stock is at the time owned or
1038	controlled, directly or indirectly, by:

1039	(a) such Person;

1040	(b) such Person and one or more Subsidiaries of such Person; or

1041	(c) one or more Subsidiaries of such Person.

1042	“Surviving Person” has the meaning set forth in Section 5.01(a)(1).

1043	“Suspended Covenants” has the meaning set forth in Section 4.17(a)

1044	“TIA” means the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb) as in
1045	effect on the date of this Indenture (except as provided in Section 8.03); provided, however, that
1046	in the event the Trust Indenture Act of 1939 is amended after such date, “TIA” means, to the
1047	extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

1048	“Total Assets” means, with respect to any date of determination, the Company’s total
1049	consolidated assets shown on its consolidated balance sheet in accordance with GAAP on the last
1050	day of the fiscal quarter prior to the date of determination.

1051	“Treasury Rate” means, as of any redemption date, the yield to maturity as of such
1052	redemption date of United States Treasury securities with a constant maturity (as compiled and

1053	published in the most recent Federal Reserve Statistical Release H.15 (519) that has become
1054	publicly available at least two Business Days prior to the redemption date (or, if such statistical
1055	release is no longer published, any publicly available source of similar market data)) most nearly
1056	equal to the period from the redemption date to November 1, 2008; provided, however, that if the
1057	period from the redemption date to November 1, 2008 is not equal to the constant maturity of the
1058	United States Treasury security for which a weekly average yield is given, the Treasury Rate
1059	shall be obtained by linear interpolation (calculated to one-twelfth of a year) from the weekly
1060	average yields of United States Treasury securities for which such yields are given, except that if
1061	the period from the redemption date to November 1, 2008 is less than one year, the weekly
1062	average yield on actually traded United States Treasury securities adjusted to a constant maturity
1063	of one year shall be used.

1064	“Trustee” means the party named as such in this Indenture until a successor replaces it
1065	pursuant to this Indenture and thereafter means the successor.

1066	“Unrestricted Subsidiary” means:

1067	(a) (x) on the Issue Date, Spansion and its Subsidiaries and (y) any Subsidiary of the
1068	Company that is designated after the Issue Date as an Unrestricted Subsidiary as permitted or
1069	required pursuant to Section 4.15; and in any case so long as the respective Unrestricted
1070	Subsidiary is not thereafter redesignated as a Restricted Subsidiary as permitted pursuant to
1071	Section 4.15; and

1072	(b) any Subsidiary of an Unrestricted Subsidiary.

1073	“U.S. Government Obligations” means direct obligations (or certificates representing an
1074	ownership interest in such obligations) of the United States of America (including any agency or
1075	instrumentality thereof) for the payment of which the full faith and credit of the United States of
1076	America is pledged and which are not callable or redeemable at the issuer’s option.

1077	“Voting Stock” of any Person means all classes of Capital Stock or other interests
1078	(including partnership interests) of such Person then outstanding and normally entitled (without
1079	regard to the occurrence of any contingency) to vote in the election of directors, managers or
1080	trustees thereof.

1081	“Wholly Owned Restricted Subsidiary” means, at any time, a Restricted Subsidiary all
1082	the Voting Stock of which (except directors’ qualifying shares) is at such time owned, directly or
1083	indirectly, by the Company and its other Wholly Owned Restricted Subsidiaries.

1084	SECTION 1.02. Incorporation by Reference of Trust Indenture Act.

1085	Whenever this Indenture refers to a provision of the TIA, the portion of such provision
1086	required to be incorporated herein in order for this Indenture to be qualified under the TIA is

1087	incorporated by reference in and made a part of this Indenture. The following TIA terms used in
1088	this Indenture have the following meanings:

1089	“indenture securities” means the Notes;

1090	“indenture securityholder” means a Holder or Noteholder;

1091	“indenture to be qualified” means this Indenture; and

1092	“obligor on this indenture securities” means the Company or any other obligor on
1093	the Notes.

1094	All other terms used in this Indenture that are defined by the TIA, defined in the TIA by
1095	reference to another statute or defined by Commission rule have the meanings therein assigned to
1096	them.

1097	SECTION 1.03. Rules of Construction.

1098	Unless the context otherwise requires:

1099	(a) a term has the meaning assigned to it herein, whether defined expressly or
1100	by reference;

1101	(b) “or” is not exclusive;

1102	(c) words in the singular include the plural, and in the plural include the
1103	singular;

1104	(d) words used herein implying any gender shall apply to both genders;

1105	(e) “herein,” “hereof” and other words of similar import refer to this Indenture
1106	as a whole and not to any particular Article, Section or other subsection;

1107	(f) unless otherwise specified herein, all accounting terms used herein shall
1108	be interpreted, all accounting determinations hereunder shall be made, and all financial
1109	statements required to be delivered hereunder shall be prepared in accordance with
1110	GAAP;

1111	(g) “$,” “U.S. Dollars” and “United States Dollars” each refer to United States
1112	dollars, or such other successor money to the United States dollar, and “Euro” and “euro”
1113	each refer to the European Union euro or such other successor money to the European
1114	Union euro, in each case that at the time of payment is legal tender for payment of public
1115	and private debts; and

1116	(h) whenever in this Indenture there is mentioned, in any context, principal,
1117	interest or any other amount payable under or with respect to any Note, such mention
1118	shall be deemed to include mention of the payment of Additional Interest to the extent
1119	that, in such context, Additional Interest, is, was or would be payable in respect thereof.

1120	ARTICLE TWO
1121
1122	THE SECURITIES

1123	SECTION 2.01. Amount of Notes.

1124	The Trustee shall initially authenticate the Notes for original issue on the Issue Date in an
1125	aggregate principal amount of $600.0 million upon a written order of the Company in the form
1126	of an Officers’ Certificate of the Company (other than as provided in Section 2.08). The Trustee
1127	shall authenticate additional Notes (“Additional Notes”) thereafter in unlimited aggregate
1128	principal amount (so long as permitted by the terms of this Indenture, including, without
1129	limitation, Section 4.09) for original issue upon a written order of the Company in the form of an
1130	Officers’ Certificate in aggregate principal amount as specified in such order (other than as
1131	provided in Section 2.08). Each such written order shall specify the amount of Notes to be
1132	authenticated and the date on which the Notes are to be authenticated.

1133	SECTION 2.02. Form and Dating.

1134	The Notes and the Trustee’s certificate of authentication with respect thereto shall be
1135	substantially in the form set forth in Exhibit A, which is incorporated in and forms a part of this
1136	Indenture. The Notes may have notations, legends or endorsements required by law, rule or
1137	usage to which the Company is subject. Without limiting the generality of the foregoing, Notes
1138	offered and sold to Qualified Institutional Buyers in reliance on Rule 144A (“Rule 144A Notes”)
1139	shall bear the legend and include the form of assignment set forth in Exhibit B, and Notes offered
1140	and sold in offshore transactions in reliance on Regulation S (“Regulation S Notes”) shall bear
1141	the legend and include the form of assignment set forth in Exhibit C. Each Note shall be dated
1142	the date of its authentication.

1143	The terms and provisions contained in the Notes shall constitute, and are expressly made,
1144	a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their
1145	execution and delivery of this Indenture, expressly agree to such terms and provisions and agree
1146	to be bound thereby.

1147	The Notes may be presented for registration of transfer and exchange at the offices of the
1148	Registrar.

1149	SECTION 2.03. Execution and Authentication.

1150	The Notes shall be executed on behalf of the Company by its Chairman of the Board,
1151	Chief Executive Officer, Chief Financial Officer, President or any Executive Vice President.
1152	The signature of any of these Officers on the Notes may be manual or facsimile.

1153	If an Officer whose signature is on a Note was an Officer at the time of such execution
1154	but no longer holds that office at the time the Trustee authenticates the Note, the Note shall be
1155	valid nevertheless.

1156	No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for
1157	any purpose unless there appears on such Note a certificate of authentication substantially in the
1158	form provided for herein executed by the Trustee by manual signature, and such certificate upon
1159	any Note shall be conclusive evidence, and the only evidence, that such Note has been duly
1160	authenticated and delivered hereunder. Notwithstanding the foregoing, if any Note shall have
1161	been authenticated and delivered hereunder but never issued and sold by the Company, and the
1162	Company shall deliver such Note to the Trustee for cancellation as provided in Section 2.12, for
1163	all purposes of this Indenture such Note shall be deemed never to have been authenticated and
1164	delivered hereunder and shall never be entitled to the benefits of this Indenture.

1165	The Notes shall be issuable only in fully registered form without coupons in
1166	denominations of $1,000 and integral multiples of $1,000.

1167	SECTION 2.04. Registrar and Paying Agent.

1168	The Company shall maintain an office or agency where Notes may be presented for
1169	registration of transfer or for exchange (the “Registrar”), and an office or agency where Notes
1170	may be presented for payment (the “Paying Agent”) and an office or agency where notices and
1171	demands to or upon the Company, if any, in respect of the Notes and this Indenture may be
1172	served. The Registrar shall keep a register of the Notes and of their transfer and exchange. The
1173	Company may have one or more additional Paying Agents. The term “Paying Agent” includes
1174	any additional Paying Agent.

1175	The Company shall enter into an appropriate agency agreement, which shall incorporate
1176	the provisions of the TIA, with any Agent that is not a party to this Indenture. The agreement
1177	shall implement the provisions of this Indenture that relate to such Agent. The Company shall
1178	notify the Trustee of the name and address of any such Agent. If the Company fails to maintain
1179	a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such
1180	and shall be entitled to appropriate compensation in accordance with Section 7.07.

1181	The Company initially appoints the Trustee as Registrar, Paying Agent and Agent for
1182	service of notices and demands in connection with the Notes and this Indenture and the

1183	Company may change the Paying Agent without prior notice to the Holders. The Company may
1184	act as Paying Agent.

1185	SECTION 2.05. Paying Agent To Hold Money in Trust.

1186	Each Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all
1187	money held by the Paying Agent for the payment of principal of or premium or interest on the
1188	Notes (whether such money has been paid to it by the Company or any other obligor on the
1189	Notes), and the Company and the Paying Agent shall notify the Trustee of any default by the
1190	Company (or any other obligor on the Notes) in making any such payment. Money held in trust
1191	by the Paying Agent need not be segregated except as required by law and in no event shall the
1192	Paying Agent be liable for any interest on any money received by it hereunder; provided that if
1193	the Company or an Affiliate thereof acts as Paying Agent, it shall segregate the money held by it
1194	as Paying Agent and hold it as a separate trust fund. The Company at any time may require the
1195	Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed and
1196	the Trustee may at any time during the continuance of any Event of Default specified in Section
1197	6.01(1) or (2), upon written request to the Paying Agent, require such Paying Agent to pay
1198	forthwith all money so held by it to the Trustee and to account for any funds disbursed. Upon
1199	making such payment, the Paying Agent shall have no further liability for the money delivered to
1200	the Trustee.

1201	SECTION 2.06. Holder Lists.

1202	The Trustee shall preserve in as current a form as is reasonably practicable the most
1203	recent list available to it of the names and addresses of the Holders. If the Trustee is not the
1204	Registrar, the Company shall furnish to the Trustee at least five Business Days before each
1205	Interest Payment Date, and at such other times as the Trustee may request in writing, a list in
1206	such form and as of such date as the Trustee may reasonably require of the names and addresses
1207	of the Holders, provided that, as long as the Trustee is the Registrar, no such list need be
1208	furnished.

1209	SECTION 2.07. Transfer and Exchange.

1210	Subject to Sections 2.16 and 2.17, when Notes are presented to the Registrar with a
1211	request from the Holder of such Notes to register a transfer or to exchange them for an equal
1212	principal amount of Notes of other authorized denominations, the Registrar shall register the
1213	transfer as requested. Every Note presented or surrendered for registration of transfer or
1214	exchange shall be duly endorsed or be accompanied by a written instrument of transfer in form
1215	satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his
1216	attorneys duly authorized in writing. To permit registrations of transfers and exchanges, the
1217	Company shall issue and execute and the Trustee shall authenticate new Notes evidencing such
1218	transfer or exchange at the Registrar’s request. No service charge shall be made to the Holder
1219	for any registration of transfer or exchange. The Company or the Trustee may require from the

1220	Holder payment of a sum sufficient to cover any transfer taxes or other governmental charge that
1221	may be imposed in relation to a transfer or exchange, but this provision shall not apply to any
1222	exchange pursuant to Section 2.11, 3.06, 4.08, 4.12 or 8.05 (in which events the Company shall
1223	be responsible for the payment of such taxes). The Registrar shall not be required to exchange or
1224	register a transfer of any Note for a period of 15 days immediately preceding the redemption of
1225	Notes, except the unredeemed portion of any Note being redeemed in part.

1226	Any Holder of the Global Note shall, by acceptance of such Global Note, agree that
1227	transfers of the beneficial interests in such Global Note may be effected only through a book -
1228	entry system maintained by the Holder of such Global Note (or its agent), and that ownership of
1229	a beneficial interest in the Global Note shall be required to be reflected in a book entry.

1230	Neither the Trustee nor the Registrar shall have any duty to monitor the Company’s
1231	compliance with or have any responsibility with respect to the Company’s compliance with any
1232	Federal or state securities laws.

1233	SECTION 2.08. Replacement Notes.

1234	If a mutilated Note is surrendered to the Registrar or the Trustee, or if the Holder of a
1235	Note claims that the Note has been lost, destroyed or wrongfully taken, the Company shall issue
1236	and the Trustee shall authenticate a replacement Note if the Holder of such Note furnishes to the
1237	Company and the Trustee evidence reasonably acceptable to them of the ownership and the
1238	destruction, loss or theft of such Note and if the requirements of Section 8-405 of the New York
1239	Uniform Commercial Code as in effect on the date of this Indenture are met. If required by the
1240	Trustee or the Company, an indemnity bond shall be posted, sufficient in the judgment of the
1241	Company, the Trustee or any Paying Agent to protect the Company, the Trustee or any Paying
1242	Agent from any loss that any of them may suffer if such Note is replaced. The Company may
1243	charge such Holder for the Company’s reasonable out-of-pocket expenses in replacing such
1244	Note, and the Trustee may charge the Company for the Trustee’s expenses (including, without
1245	limitation, attorneys’ fees and disbursements) in replacing such Note. Every replacement Note
1246	shall constitute a contractual obligation of the Company.

1247	SECTION 2.09. Outstanding Notes.

1248	The Notes outstanding at any time are all Notes that have been authenticated by the
1249	Trustee except for (a) those canceled by it, (b) those delivered to it for cancellation, (c) to the
1250	extent set forth in Sections 9.01 and 9.02, on or after the date on which the conditions set forth in
1251	Section 9.01 or 9.02 have been satisfied, those Notes theretofore authenticated and delivered by
1252	the Trustee hereunder and (d) those described in this Section 2.09 as not outstanding. Subject to
1253	Section 2.10, a Note does not cease to be outstanding because the Company or one of its
1254	Affiliates holds the Note.

1255	If a Note is replaced pursuant to Section 2.08, it ceases to be outstanding unless the
1256	Trustee receives proof satisfactory to it that the replaced Note is held by a protected purchaser in
1257	whose hands such Note is a legal, valid and binding obligation of the Company.

1258	If the Paying Agent holds, in its capacity as such, on any Maturity Date, money sufficient
1259	to pay all accrued and unpaid interest and principal with respect to the Notes payable on that date
1260	and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this
1261	Indenture, then on and after that date such Notes cease to be outstanding and interest on them
1262	ceases to accrue.

1263	SECTION 2.10. Treasury Notes.

1264	In determining whether the Holders of the required principal amount of Notes have
1265	concurred in any declaration of acceleration or Notice of Default or direction, waiver or consent
1266	or any amendment, modification or other change to this Indenture, Notes owned by the Company
1267	or any other Affiliate of the Company shall be disregarded as though they were not outstanding,
1268	except that for the purposes of determining whether the Trustee shall be protected in relying on
1269	any such direction, waiver or consent or any amendment, modification or other change to this
1270	Indenture, only Notes as to which a Responsible Officer of the Trustee has actually received an
1271	Officers’ Certificate stating that such Notes are so owned shall be so disregarded. Notes so
1272	owned which have been pledged in good faith shall not be disregarded if the pledgee established
1273	to the satisfaction of the Trustee the pledgee’s right so to act with respect to the Notes and that
1274	the pledgee is not the Company, any other obligor on the Notes or any of their respective
1275	Affiliates.

1276	SECTION 2.11. Temporary Notes.

1277	Until definitive Notes are prepared and ready for delivery, the Company may prepare and
1278	the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the
1279	form of definitive Notes but may have variations that the Company considers appropriate for
1280	temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall
1281	authenticate definitive Notes in exchange for temporary Notes. Until such exchange, temporary
1282	Notes shall be entitled to the same rights, benefits and privileges as definitive Notes.

1283	SECTION 2.12. Cancellation.

1284	The Company at any time may deliver Notes to the Trustee for cancellation. The
1285	Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for
1286	registration of transfer, exchange or payment. The Trustee shall cancel all Notes surrendered for
1287	registration of transfer, exchange, payment, replacement or cancellation and shall, upon the
1288	Company’s written request, deliver such canceled Notes to the Company. The Company may
1289	not reissue or resell, or issue new Notes to replace, Notes that the Company has redeemed or
1290	paid, or that have been delivered to the Trustee for cancellation.

1291	SECTION 2.13. Defaulted Interest.

1292	If the Company defaults on a payment of interest on the Notes, it shall pay the defaulted
1293	interest, plus (to the extent permitted by law) any interest payable on the defaulted interest, in
1294	accordance with the terms hereof, to the Persons who are Holders on a subsequent special record
1295	date, which date shall be at least five Business Days prior to the payment date. The Company
1296	shall fix such special record date and payment date in a manner satisfactory to the Trustee. At
1297	least 10 days before such special record date, the Company shall mail to each Holder a notice
1298	that states the special record date, the payment date and the amount of defaulted interest, and
1299	interest payable on defaulted interest, if any, to be paid. The Company may make payment of
1300	any defaulted interest in any other lawful manner not inconsistent with the requirements (if
1301	applicable) of any securities exchange on which the Notes may be listed and, upon such notice as
1302	may be required by such exchange, if, after written notice given by the Company to the Trustee
1303	of the proposed payment pursuant to this sentence, such manner of payment shall be deemed
1304	practicable by the Trustee.

1305	SECTION 2.14. CUSIP Number.

1306	The Company in issuing the Notes may use a “CUSIP” number, and if so, such CUSIP
1307	number shall be included in notices of redemption or exchange as a convenience to Holders;
1308	provided that any such notice may state that no representation is made as to the correctness or
1309	accuracy of the CUSIP number printed in the notice or on the Notes, and that reliance may be
1310	placed only on the other identification numbers printed on the Notes. The Company shall
1311	promptly notify the Trustee in writing of any such CUSIP number used by the Company in
1312	connection with the issuance of the Notes and of any change in the CUSIP number.

1313	SECTION 2.15. Deposit of Moneys.

1314	Prior to 10:00 a.m., New York City time, on each Interest Payment Date and Maturity
1315	Date, the Company shall have deposited with the Paying Agent in immediately available funds
1316	money sufficient to make cash payments, if any, due on such Interest Payment Date or Maturity
1317	Date, as the case may be, in a timely manner which permits the Trustee to remit payment to the
1318	Holders on such Interest Payment Date or Maturity Date, as the case may be. The principal and
1319	interest on Global Notes shall be payable to the Depository or its nominee, as the case may be, as
1320	the sole registered owner and the sole Holder of the Global Notes represented thereby. The
1321	principal and interest on Physical Notes shall be payable, either in person or by mail, at the office
1322	of the Paying Agent.

1323	SECTION 2.16. Book-Entry Provisions for Global Notes.

1324	(a) Rule 144A Notes shall be represented by one or more Notes in registered, global
1325	form without interest coupons (collectively, the “Restricted Global Notes”). Regulation S Notes
1326	initially shall be represented by one or more Notes in registered, global form without interest

1327	coupons (collectively, the “Regulation S Global Note,” and, together with the Restricted Global
1328	Note and any other global notes representing Notes, the “Global Notes”). The Global Notes
1329	shall bear legends as set forth in Exhibit D. The Global Notes initially shall (i) be registered in
1330	the name of the Depository or the nominee of such Depository, in each case for credit to an
1331	account of DTC or an Agent Member (or, in the case of the Regulation S Global Notes, of
1332	Euroclear System (“Euroclear”) and Clearstream Banking Luxembourg (“Clearstream”)), (ii) be
1333	delivered to the Trustee as Custodian for such Depository and (iii) bear legends as set forth in
1334	Exhibit B with respect to Restricted Global Notes and Exhibit C with respect to Regulation S
1335	Global Notes.

1336	Members of, or direct or indirect participants in, the Depository (“Agent Members”) shall
1337	have no rights under this Indenture with respect to any Global Note held on their behalf by the
1338	Depository, or the Trustee as its Custodian, or under the Global Notes, and the Depository may
1339	be treated by the Company, the Trustee and any agent of the Company or the Trustee as the
1340	absolute owner of the Global Note for all purposes whatsoever. Notwithstanding the foregoing,
1341	nothing herein shall prevent the Company, the Trustee or any agent of the Company or the
1342	Trustee from giving effect to any written certification, proxy or other authorization (which may
1343	be in electronic form) furnished by the Depository or impair, as between the Depository and its
1344	Agent Members, the operation of customary practices governing the exercise of the rights of a
1345	Holder of any Note.

1346	(b) Transfers of Global Notes shall be limited to transfers in whole, but not in part, to
1347	the Depository, its successors or their respective nominees. Interests of beneficial owners in the
1348	Global Notes may be transferred or exchanged for Physical Notes in accordance with the rules
1349	and procedures of the Depository and the provisions of Section 2.17. In addition, a Global Note
1350	shall be exchangeable for Physical Notes if (i) the Depository (x) notifies the Company that it is
1351	unwilling or unable to continue as depository for such Global Note or (y) has ceased to be a
1352	clearing agency registered under the Exchange Act and with respect to (x) or (y) the Company
1353	thereupon fails to appoint a successor depository within 90 days of such notice or cessation, (ii)
1354	the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of
1355	such Physical Notes in exchange for any or all of the Notes represented by the Global Notes or
1356	(iii) there shall have occurred and be continuing an Event of Default with respect to the Notes.
1357	In all cases, Physical Notes delivered in exchange for any Global Note or beneficial interests
1358	therein shall be registered in the names, and issued in any approved denominations, requested by
1359	or on behalf of the Depository (in accordance with its customary procedures).

1360	(c) In connection with any transfer or exchange of a portion of the beneficial interest
1361	in any Global Note to beneficial owners pursuant to paragraph (b), the Registrar shall (if one or
1362	more Physical Notes are to be issued) reflect on its books and records the date and a decrease in
1363	the principal amount of the Global Note in an amount equal to the principal amount of the
1364	beneficial interest in the Global Note to be transferred, and the Company shall execute, and the

1365	Trustee shall upon receipt of a written order from the Company authenticate and make available
1366	for delivery, one or more Physical Notes of like tenor and amount.

1367	(d) In connection with the transfer of Global Notes as an entirety to beneficial owners
1368	pursuant to paragraph (b), the Global Notes shall be deemed to be surrendered to the Trustee for
1369	cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to
1370	each beneficial owner identified by the Depository in writing in exchange for its beneficial
1371	interest in the Global Notes, an equal aggregate principal amount of Physical Notes of authorized
1372	denominations.

1373	(e) Any Physical Note constituting a Restricted Note delivered in exchange for an
1374	interest in a Global Note pursuant to paragraph (b), (c) or (d) shall, except as otherwise provided
1375	by paragraphs (a) and (c) of Section 2.17, bear the Private Placement Legend or, in the case of
1376	the Regulation S Global Note, the legend set forth in Exhibit C, in each case, unless the
1377	Company determine otherwise in compliance with applicable law.

1378	(f) Any beneficial interest in one of the Global Notes that is transferred to a Person
1379	who takes delivery in the form of an interest in another Global Note shall, upon transfer, cease to
1380	be an interest in such Global Note and become an interest in such other Global Note and,
1381	accordingly, shall thereafter be subject to all transfer restrictions and other procedures applicable
1382	to beneficial interests in such other Global Note for as long as it remains such an interest.

1383	(g) The Holder of any Global Note may grant proxies and otherwise authorize any
1384	Person, including Agent Members and Persons that may hold interests through Agent Members,
1385	to take any action which a Holder is entitled to take under this Indenture or the Notes.

1386	SECTION 2.17. Special Transfer Provisions.

1387	(a) Transfers to QIBs. The following provisions shall apply with respect to the
1388	registration or any proposed registration of transfer of a Note constituting a Restricted Note to a
1389	QIB (excluding transfers to Non-U.S. Persons):

1390	(1) the Registrar shall register the transfer if such transfer is being made by a
1391	proposed transferor who has checked the box provided on such Holder’s Note stating, or
1392	to a transferee who has advised the Company and the Registrar in writing, that it is
1393	purchasing the Note for its own account or an account with respect to which it exercises
1394	sole investment discretion and that it and any such account is a QIB within the meaning
1395	of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and
1396	acknowledges that it has received such information regarding the Company as it has
1397	requested pursuant to Rule 144A or has determined not to request such information and
1398	that it is aware that the transferor is relying upon its foregoing representations in order to
1399	claim the exemption from registration provided by Rule 144A; and

1400	(2) if the proposed transferee is an Agent Member, and the Notes to be
1401	transferred consist of Physical Notes which after transfer are to be evidenced by an
1402	interest in the Global Note, upon receipt by the Registrar of instructions given in
1403	accordance with the Depository’s and the Registrar’s procedures, the Registrar shall
1404	reflect on its books and records the date and an increase in the principal amount of the
1405	Global Note in an amount equal to the principal amount of the Physical Notes to be
1406	transferred, and the Trustee shall cancel the Physical Notes so transferred.

1407	(b) Transfers to Non-QIB, Institutional Accredited Investors and Non-U.S. Persons.
1408	The following provisions shall apply with respect to the registration of any proposed transfer of a
1409	Note constituting a Restricted Note to any Institutional Accredited Investor which is not a QIB or
1410	to any Non-U.S. Person:

1411	(1) the Registrar shall register the transfer of any Note constituting a
1412	Restricted Note whether or not such Note bears the Private Placement Legend, if (x) the
1413	requested transfer is after the second anniversary of the Issue Date (provided, however,
1414	that neither the Company nor any Affiliate of the Company has held any beneficial
1415	interest in such Note, or portion thereof, at any time on or prior to the second anniversary
1416	of the Issue Date) or (y)(1) in the case of a transfer to an Institutional Accredited Investor
1417	which is not a QIB (excluding Non-U.S. Persons), the proposed transferee has delivered
1418	to the Registrar a certificate substantially in the form of Exhibit F hereto and any legal
1419	opinions and certifications required thereby or (2) in the case of a transfer to a Non-U.S.
1420	Person, the proposed transferor has delivered to the Registrar a certificate substantially in
1421	the form of Exhibit E hereto;

1422	(2) if the proposed transferor is an Agent Member holding a beneficial interest
1423	in the Global Note, upon receipt by the Registrar of (x) the certificate, if any, required by
1424	Section 2.17(b)(1) and (y) written instructions given in accordance with the Depository’s
1425	and the Registrar’s procedures; whereupon (a) the Registrar shall reflect on its books and
1426	records the date and (if the transfer does not involve a transfer of outstanding Physical
1427	Notes) a decrease in the principal amount of such Global Note in an amount equal to the
1428	principal amount of the beneficial interest in the Global Note to be transferred and (b) the
1429	Company shall execute and the Trustee shall authenticate and deliver, one or more
1430	Physical Notes of like tenor and amount; and

1431	(3) in the case of a transfer to a Non-U.S. Person, if the proposed transferee is
1432	an Agent Member, and the Notes to be transferred consist of Physical Notes which after
1433	transfer are to be evidenced by an interest in a Regulation S Global Note, upon receipt by
1434	the Registrar of written instructions given in accordance with the Depository’s and the
1435	Registrar’s procedures, the Registrar shall reflect on its books and records the date and an
1436	increase in the principal amount of such Regulation S Global Note in an amount equal to
1437	the principal amount of Physical Notes to be transferred, and the Trustee shall cancel the
1438	Physical Notes so transferred.

1439	(c) Private Placement Legend. Upon the registration of transfer, exchange or
1440	replacement of Notes not bearing the Private Placement Legend, the Registrar shall deliver Notes
1441	that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or
1442	replacement of Notes bearing the Private Placement Legend, the Registrar shall deliver only
1443	Notes that bear the Private Placement Legend unless (i) there is delivered to the Registrar an
1444	Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that
1445	neither such legend nor the related restrictions on transfer are required in order to maintain
1446	compliance with the provisions of the Securities Act or (ii) such Note has been sold pursuant to
1447	an effective registration statement under the Securities Act and the Registrar has received an
1448	Officers’ Certificate from the Company to such effect or (iii) the requested transfer is after the
1449	second anniversary of the Issue Date (provided, however, that neither the Company nor an
1450	Affiliate of the Company has held any beneficial interest in such Note or portion thereof at any
1451	time since the Issue Date).

1452	(d) General. By its acceptance of any Note bearing the Private Placement Legend,
1453	each Holder of such Note acknowledges the restrictions on transfer of such Note set forth in this
1454	Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as
1455	provided in this Indenture.

1456	(e) Certain Transfers in Connection with and After the Exchange Offer Under the
1457	Registration Rights Agreement. Notwithstanding any other provision of this Indenture:

1458	(1) no Exchange Notes may be exchanged by the Holder thereof for a Note
1459	issued on the Issue Date;

1460	(2) accrued and unpaid interest on the Notes issued on the Issue Date being
1461	exchanged in the Exchange Offer shall be due and payable on the next Interest Payment
1462	Date for the Exchange Notes following the Exchange Offer and shall be paid to the
1463	Holder on the relevant record date of the Exchange Notes issued in respect of the Note
1464	issued on the Issue Date being exchanged; and

1465	(3) interest on the Note issued on the Issue Date being exchanged in the
1466	Exchange Offer shall cease to accrue on the date of completion of the Exchange Offer
1467	and interest on the Exchange Notes to be issued in the Exchange Offer shall accrue from
1468	the date of completion of the Exchange Offer.

1469	The Registrar shall retain for a period of two years copies of all letters, notices and other
1470	written communications received pursuant to Section 2.16 or this Section 2.17. The Company
1471	shall have the right to inspect and make copies of all such letters, notices or other written
1472	communications at any reasonable time during normal business hours and upon the giving of
1473	reasonable notice to the Registrar.

1474	SECTION 2.18. Computation of Interest.

1475	Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day
1476	months.

1477
1478	ARTICLE THREE
1479
1480	REDEMPTION

1481	SECTION 3.01. Election To Redeem; Notices to Trustee.

1482	If the Company elects to redeem Notes pursuant to paragraph 5 of the Notes, at least 45
1483	days prior to the Redemption Date (unless a shorter notice shall be agreed to in writing by the
1484	Trustee) but not more than 60 days before the Redemption Date, the Company shall notify the
1485	Trustee in writing of the Redemption Date, the principal amount of Notes to be redeemed and the
1486	redemption price, and deliver to the Trustee, no later than two Business Days prior to the
1487	Redemption Date, an Officers’ Certificate stating that such redemption will comply with the
1488	conditions contained in paragraph 5 of the Notes. Notice given to the Trustee pursuant to this
1489	Section 3.01 may not be revoked after the time that notice is given to Holders pursuant to Section
1490	3.03.

1491	SECTION 3.02. Selection by Trustee of Notes To Be Redeemed.

1492	The Trustee shall select the Notes to be redeemed on a pro rata basis (with such
1493	adjustments as may be deemed appropriate by the Trustee so that only Notes in denominations of
1494	$1,000, or integral multiples thereof, shall be purchased). The Trustee shall promptly notify the
1495	Company of the Notes selected for redemption and, in the case of any Notes selected for partial
1496	redemption, the principal amount thereof to be redeemed. The Trustee may select for
1497	redemption portions of the principal of the Notes that have denominations larger than $ 1,000.
1498	For redemptions pursuant to paragraph 5 of the Notes, Notes and portions thereof that the
1499	Trustee selects shall be redeemed in amounts of $1,000 or whole multiples of $1,000. For all
1500	purposes of this Indenture unless the context otherwise requires, provisions of this Indenture that
1501	apply to Notes called for redemption also apply to portions of Notes called for redemption. In
1502	the event the Company is requested to make a Change of Control Offer or Prepayment Offer and
1503	the amounts available for any such offer is not evenly divisible by $1,000, the Trustee shall
1504	promptly refund to the Company any remaining funds, which in no event shall exceed $1,000.

1505	SECTION 3.03. Notice of Redemption.

1506	At least 30 days, and no more than 60 days, before a Redemption Date, the Company
1507	shall mail, or cause to be mailed, a notice of redemption by first-class mail to each Holder of

1508	Notes to be redeemed at his or her last address as the same appears on the registry books
1509	maintained by the Registrar pursuant to Section 2.04.

1510	The notice shall identify the Notes to be redeemed (including the CUSIP numbers
1511	thereof) and shall state:

1512	(a) the Redemption Date;

1513	(b) the appropriate calculation of the redemption price;

1514	(c) if fewer than all outstanding Notes are to be redeemed, the portion of the
1515	principal amount of such Note to be redeemed and that, after the Redemption Date and
1516	upon surrender of such Note, a new Note or Notes in principal amount equal to the
1517	unredeemed portion will be issued;

1518	(d) the name and address of the Paying Agent;

1519	(e) that Notes called for redemption must be surrendered to the Paying Agent
1520	to collect the redemption price;

1521	(f) that unless the Company defaults in making the redemption payment,
1522	interest on Notes called for redemption ceases to accrue on and after the Redemption
1523	Date;

1524	(g) which subsection of paragraph 5 of the Notes is the provision of the Notes
1525	pursuant to which the redemption is occurring; and

1526	(h) the aggregate principal amount of Notes that are being redeemed.

1527	At the Company’s written request made at least five Business Days prior to the date on
1528	which notice is to be given, the Trustee shall give the notice of redemption in the Company’s
1529	name and at the Company’s sole expense.

1530	SECTION 3.04. Effect of Notice of Redemption.

1531	Once the notice of redemption described in Section 3.03 is mailed, Notes called for
1532	redemption become due and payable on the Redemption Date and at the redemption price,
1533	including any premium, plus accrued and unpaid interest, if any, to but excluding the
1534	Redemption Date. Upon surrender to the Paying Agent, such Notes shall be paid at the
1535	redemption price, including any premium, plus accrued and unpaid interest, if any, to but
1536	excluding the Redemption Date; provided that if the Redemption Date is after a regular record
1537	date and on or prior to the Interest Payment Date, the accrued and unpaid interest, if any, shall be
1538	payable to the Holder of the redeemed Notes registered on the relevant record date; and
1539	provided, further, that if a Redemption Date is a Legal Holiday, payment shall be made on the

1540	next succeeding Business Day and no interest shall accrue for the period from such Redemption
1541	Date to such succeeding Business Day. Such notice, if mailed in the manner provided in Section
1542	3.03 shall be conclusively presumed to have been given whether or not the Holder receives such
1543	notice.

1544	SECTION 3.05. Deposit of Redemption Price.

1545	On or prior to 10:00 a.m., New York City time, on each Redemption Date, the Company
1546	shall deposit with the Paying Agent in immediately available funds money sufficient to pay the
1547	redemption price of, including premium, if any, and accrued and unpaid interest, if any, on all
1548	Notes to be redeemed on that date other than Notes or portions thereof called for redemption on
1549	that date which have been delivered by the Company to the Trustee for cancellation.

1550	On and after any Redemption Date, if money sufficient to pay the redemption price of,
1551	including premium, if any, and accrued and unpaid interest, if any, on, the Notes called for
1552	redemption shall have been made available in accordance with the immediately preceding
1553	paragraph, the Notes called for redemption will cease to accrue interest and the only right of the
1554	Holders of such Notes will be to receive payment of the redemption price of and, subject to the
1555	first proviso in Section 3.04, accrued and unpaid interest on such Notes to but excluding the
1556	Redemption Date. If any Note surrendered for redemption shall not be so paid, interest will be
1557	paid, from the Redemption Date until such redemption payment is made, on the unpaid principal
1558	of the Note and any interest not paid on such unpaid principal, in each case at the rate and in the
1559	manner provided in the Notes.

1560	SECTION 3.06. Notes Redeemed in Part.

1561	Upon surrender of a Note that is redeemed in part, the Company shall execute and the
1562	Trustee shall authenticate for the Holder thereof a new Note equal in principal amount to the
1563	unredeemed portion of the original Note in the name of the Holder upon cancellation of the orig-
1564	inal Note surrendered except that if a Global Note is so surrendered, the Company shall execute
1565	and the Trustee shall authenticate and deliver to the Depository, a new Global Note in denomina-
1566	tion equal to and in exchange for the unredeemed portion of the principal of the Global Note so
1567	surrendered.

1568	SECTION 3.07. Other Mandatory Redemption.

1569	The Company is not required to make mandatory redemption or sinking fund payments
1570	with respect to the Notes. Under certain circumstances, the Company may be required to offer to
1571	purchase Notes as described under Section 4.08 and Section 4.12. The Company may, at any
1572	time and from time to time, purchase Notes in the open market or otherwise.

1573	ARTICLE FOUR
1574
1575	COVENANTS

1576	SECTION 4.01. Payment of Notes.

1577	The Company shall pay the principal of and interest on the Notes in accordance with the
1578	terms of the Notes and this Indenture. An installment of principal or interest shall be considered
1579	paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for
1580	and sufficient to pay such installment.

1581	The Company shall pay interest on overdue principal (including post-petition interest in a
1582	proceeding under any Bankruptcy Law), and overdue interest, to the extent lawful, at the rate
1583	specified in the Notes.

1584	SECTION 4.02. Maintenance of Office or Agency.

1585	(a) The Company shall maintain an office or agency in the Borough of Manhattan,
1586	the City of New York (which may be an office of the Trustee or an affiliate of the Trustee or
1587	Registrar) where Notes may be presented or surrendered for payment, where Notes may be
1588	surrendered for registration of transfer or for exchange and where notices and demands to or
1589	upon the Company in respect of the Notes and this Indenture may be served. The Company shall
1590	give prompt written notice to the Trustee of the location, and any change in the location, of such
1591	office or agency. If at any time the Company shall fail to maintain any such required office or
1592	agency or shall fail to furnish the Trustee with the address thereof, such presentations,
1593	surrenders, notices and demands may be made or served at the Corporate Trust Office of the
1594	Trustee, and the Company hereby appoints the Trustee as its agent to receive all such
1595	presentations, surrenders, notices and demands.

1596	(b) The Company may also from time to time designate one or more other offices or
1597	agencies where the Notes may be presented or surrendered for any or all such purposes and may
1598	from time to time rescind such designations; provided, however, that no such designation or
1599	rescission shall in any manner relieve the Company of its obligation to maintain an office in the
1600	Borough of Manhattan, the City of New York. The Company shall give prompt written notice to
1601	the Trustee of any such designation or rescission and of any change in the location of any such
1602	other office or agency.

1603	(c) The Company hereby designates the Corporate Trust Office of the Trustee as one
1604	such office or agency of the Company in accordance with Section 2.04.

1605	SECTION 4.03. Legal Existence.

1606	Subject to Articles Four and Five, the Company shall do or cause to be done all things
1607	necessary to preserve and keep in full force and effect its legal existence, and the corporate,
1608	partnership or other existence of each Restricted Subsidiary, in accordance with the respective
1609	organizational documents (as the same may be amended from time to time) of each Restricted
1610	Subsidiary and the material rights (charter and statutory) and franchises of the Company and the
1611	Restricted Subsidiaries; provided that the Company shall not be required to preserve any such
1612	right, franchise or (except in the case of the Company) the corporate, partnership or other
1613	existence of its Restricted Subsidiaries if the Company, in good faith, shall determine that the
1614	preservation thereof is no longer desirable in the conduct of the business of the Company and its
1615	Restricted Subsidiaries taken as a whole.

1616	SECTION 4.04. Maintenance of Properties; Insurance; Compliance with Law.

1617	(a) The Company shall, and shall cause each of its Restricted Subsidiaries to, at all
1618	times cause all material properties used or useful in the conduct of their respective businesses to
1619	be maintained and kept in good condition, repair and working order (reasonable wear and tear
1620	excepted) and supplied with all necessary equipment, and shall cause to be made all necessary
1621	repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of
1622	the Company may be necessary so that the business carried on in connection therewith may be
1623	properly and advantageously conducted at all times; provided, however, that nothing in this
1624	Section 4.04(a) shall prevent the Company or any of its Restricted Subsidiaries from
1625	discontinuing the operation or maintenance of any of such properties if such discontinuance is, in
1626	the reasonable judgment of the Company, desirable in the conduct of the business of the
1627	Company and its Subsidiaries taken as a whole and not adverse in any material respect to the
1628	Holders.

1629	(b) The Company shall, and shall cause each of its Restricted Subsidiaries to, keep at
1630	all times all of their material properties which are of an insurable nature insured against such loss
1631	or damage with insurers believed by the Company to be responsible to the extent that Property of
1632	a similar character is usually so insured by corporations similarly situated and owning like
1633	Properties in accordance with good business practice. Subject to the proviso in Section 4.04(a),
1634	the Company shall, and shall cause each of its Restricted Subsidiaries to, use the proceeds from
1635	any such insurance policy to repair, replace or otherwise restore the Property to which such
1636	proceeds relate.

1637	(c) The Company shall, and shall cause each of its Restricted Subsidiaries to, comply
1638	with all statutes, laws, ordinances or government rules and regulations to which they are subject,
1639	the non-compliance with which would materially adversely affect the business, financial
1640	condition or results of operations of the Company and its Restricted Subsidiaries taken as a
1641	whole.

1642	SECTION 4.05. Waiver of Stay, Extension or Usury Laws.

1643	The Company covenants (to the extent that it may lawfully do so) that it shall not at any
1644	time insist upon, or plead (as a defense or otherwise) or in any manner whatsoever claim or take
1645	the benefit or advantage of, any stay or extension law or any usury law or other law which may
1646	affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully
1647	do so) the Company hereby expressly waives all benefit or advantage of any such law, and
1648	covenants that it will not hinder, delay or impede the execution of any power herein granted to
1649	the Trustee, but will suffer and permit the execution of every such power as though no such law
1650	had been enacted.

1651	SECTION 4.06. Compliance Certificate.

1652	(a) The Company shall deliver to the Trustee, within 120 days after the end of each
1653	fiscal year of the Company, commencing with the Company’s fiscal year ending in December of
1654	2004 an Officers’ Certificate of the Company, stating whether or not to the best knowledge of
1655	the signers thereof the Company or any Restricted Subsidiary is in default in the performance
1656	and observance of any of the terms, provisions and conditions of Section 5.01 or Sections 4.01 to
1657	4.18, inclusive, and if the Company shall be in Default, specifying all such Defaults, the nature
1658	and status thereof of which they may have knowledge and what action the Company is taking or
1659	proposes to take with respect thereto. Such determination shall be made without regard to notice
1660	requirements or periods of grace.

1661	(b) The Company shall deliver to the Trustee, as soon as possible and in any event no
1662	later than ten Business Days after the Company becomes aware or should reasonably become
1663	aware of the occurrence of a Default or an Event of Default or an event which, with notice or the
1664	lapse of time or both, would constitute a Default or Event of Default, an Officers’ Certificate
1665	setting forth the details of such Default or Event of Default, and the action which the Company is
1666	taking or proposes to take with respect to such Default or Event of Default.

1667	(c) The Company shall deliver to the Trustee, within 120 days after the end of each
1668	fiscal year commencing with the Company’s fiscal year ending December of 2004, a written
1669	statement by the Company’s independent public accountants stating whether, in connection with
1670	their audit of the Company’s financial statements, any event which would constitute an Event of
1671	Default as defined herein insofar as they relate to accounting matters has come to their attention
1672	and, if such an Event of Default has come to their attention, specifying the nature and period of
1673	the existence thereof.

1674	SECTION 4.07. Payment of Taxes and Other Claims.

1675	The Company shall, and shall cause each of its Restricted Subsidiaries to, pay or
1676	discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all
1677	material taxes, assessments and governmental charges levied or imposed upon the Company or

1678	any of its Subsidiaries or upon the income, profits, capital or Property of the Company or any of
1679	its Subsidiaries, and (2) all material lawful claims for labor, materials and supplies which, if
1680	unpaid, might by law become a lien upon the Property of the Company or any of its Subsidiaries;
1681	provided, however, that the Company shall not be required to pay or discharge or cause to be
1682	paid or discharged any such tax, assessment, charge or claim whose amount, applicability or
1683	validity is being contested in good faith by appropriate proceedings.

1684	SECTION 4.08. Repurchase at the Option of Holders upon Change of Control.

1685	(a) Upon the occurrence of a Change of Control, each Holder of Notes will have the
1686	right to require the Company to repurchase all or any part of such Holder’s Notes pursuant to the
1687	offer described below (the “Change of Control Offer”) at a purchase price (the “Change of
1688	Control Purchase Price”) equal to 101% of the aggregate principal amount thereof, plus accrued
1689	and unpaid interest, if any, to but excluding the repurchase date (subject to the right of Holders
1690	of record on the relevant record date to receive interest due on the relevant interest payment
1691	date); provided, however, that notwithstanding the occurrence of a Change of Control, the
1692	Company shall not be obligated to purchase the Notes pursuant to this Section 4.08 in the event
1693	that it has mailed the notice to exercise its right to redeem all the Notes under the terms of
1694	paragraph 5 of the Notes at any time prior to the requirement to consummate the Change of
1695	Control Offer and redeems the Notes in accordance with such notice.

1696	(b) Within 30 days following any Change of Control the Company shall (x) cause a
1697	notice of the Change of Control Offer to be sent at least once to the Dow Jones News Service or
1698	similar business news service in the United States, and (y) send, by first-class mail, with a copy
1699	to the Trustee, to each Holder of Notes, at such Holder’s address appearing in the Note register, a
1700	notice stating:

1701	(1) that a Change of Control has occurred or will occur and a Change of
1702	Control Offer is being made pursuant to this Section 4.08 and that all Notes timely
1703	tendered will be accepted for payment;

1704	(2) the Change of Control Purchase Price and the purchase date (the “Change
1705	of Control Payment Date”), which shall be, subject to any contrary requirements of
1706	applicable law, a Business Day and a point in time occurring after the consummation of
1707	the Change of Control and not later than 60 days from the date such notice is mailed;

1708	(3) the circumstances and relevant facts regarding the Change of Control; and

1709	(4) the procedures that Holders of Notes must follow in order to tender their
1710	Notes (or portions thereof) for payment, and the procedures that Holders of Notes must
1711	follow in order to withdraw an election to tender Notes (or portions thereof) for payment.

1712	Holders electing to have a Note purchased shall be required to surrender the Note, with
1713	an appropriate form duly completed, to the Company or its agent at the address specified in the
1714	notice at least three Business Days prior to the Change of Control Payment Date. Holders shall
1715	be entitled to withdraw their election if the Trustee or the Company receives, not later than one
1716	Business Day prior to the Change of Control Payment Date, a telegram, telex, facsimile
1717	transmission, electronic mail or letter setting forth the name of the Holder, the principal amount
1718	of the Note that was delivered for purchase by the Holder and a statement that such Holder is
1719	withdrawing its election to have such Note purchased.

1720	(c) On or prior to the Change of Control Payment Date, the Company shall
1721	irrevocably deposit with the Trustee or with the Paying Agent (or, if the Company or any of its
1722	Subsidiaries is acting as the Paying Agent, segregate and hold in trust) in cash an amount equal
1723	to the Change of Control Purchase Price payable to the Holders entitled thereto, to be held for
1724	payment in accordance with this Section 4.08. On the Change of Control Payment Date, the
1725	Company or its Agent shall deliver to the Trustee the Notes or portions thereof that have been
1726	properly tendered to and are to be accepted by the Company for payment.

1727	(d) The Trustee or the Paying Agent shall, on the Change of Control Payment Date,
1728	mail or deliver payment to each tendering Holder of the Change of Control Purchase Price. In
1729	the event that the aggregate Change of Control Purchase Price is less than the amount delivered
1730	by the Company to the Trustee or the Paying Agent, the Trustee or the Paying Agent, as the case
1731	may be, shall deliver the excess to the Company immediately after the Change of Control
1732	Payment Date.

1733	(e) The Company shall comply, to the extent applicable, with the requirements of
1734	Section 14(e) and Rule l4e-1 of the Exchange Act and any other applicable securities laws or
1735	regulations in connection with the repurchase of Notes pursuant to a Change of Control Offer,
1736	including any applicable securities laws of the United States. To the extent that the provisions of
1737	any securities laws or regulations conflict with the provisions of this Section 4.08, the Company
1738	will comply with the applicable securities laws and regulations and will not be deemed to have
1739	breached its obligations under this Section 4.08 by virtue of such compliance with these
1740	securities laws or regulations.

1741	(f) The Company shall not be required to make a Change of Control Offer upon a
1742	Change of Control if another entity makes the Change of Control Offer in the manner, at the
1743	times and otherwise in compliance with the requirements set forth in this Section 4.08 applicable
1744	to a Change of Control Offer made by the Company and purchases all Notes properly tendered
1745	and not withdrawn under the Change of Control Offer.

1746	SECTION 4.09. Limitation on Debt.

1747	(a) The Company shall not, and shall not permit any Restricted Subsidiary to, Incur,
1748	directly or indirectly, any Debt unless, after giving effect to the application of the proceeds

1749	therefrom, no Default or Event of Default would occur as a consequence of such Incurrence or
1750	be continuing following such Incurrence and either:

1751	(1) after giving effect to the Incurrence of such Debt and the application of the
1752	proceeds thereof, the Consolidated Fixed Charge Coverage Ratio would be at least 2.0 to
1753	1.0; or

1754	(2) such Debt is Permitted Debt.

1755	(b) The term “Permitted Debt” is defined to include the following:

1756	(1) Debt of the Company evidenced by the Notes (excluding any Additional
1757	Notes) issued in this offering and any Notes issued in exchange for the Notes (excluding
1758	any Additional Notes) pursuant to the Registration Rights Agreement;

1759	(2) Debt of the Company or a Restricted Subsidiary under Credit Facilities,
1760	provided that the aggregate principal amount of all such Debt under Credit Facilities at
1761	any one time outstanding shall not exceed $2,250 million;

1762	(3) Debt of the Company or a Restricted Subsidiary in respect of Capital
1763	Lease Obligations and Purchase Money Debt, provided that:

1764	(i) the aggregate principal amount of such Debt does not exceed the
1765	Fair Market Value (on the date of the Incurrence thereof) of the Property
1766	acquired, constructed or leased; and

1767	(ii) the aggregate principal amount of all Debt Incurred and then
1768	outstanding pursuant to this Section 4.09(b)(3) (together with all Permitted
1769	Refinancing Debt Incurred and then outstanding in respect of Debt previously
1770	Incurred pursuant to this Section 4.09(b)(3)) does not exceed 15% of Total
1771	Assets;

1772	(4) Debt of the Company owing to and held by any Restricted Subsidiary and
1773	Debt of a Restricted Subsidiary owing to and held by the Company or any Restricted
1774	Subsidiary; provided, that if the Company is the obligor on such Debt Incurred after the
1775	Issue Date, then such Debt is expressly subordinated by its terms to the prior payment in
1776	full in cash of the Notes; provided, however, that any subsequent issue or transfer of
1777	Capital Stock or other event that results in any such Restricted Subsidiary ceasing to be a
1778	Restricted Subsidiary or any subsequent transfer of any such Debt (except to the
1779	Company or a Restricted Subsidiary) shall be deemed, in each case, to constitute the
1780	Incurrence of such Debt by the issuer thereof not permitted by this Section 4.09(b)(4);

1781	(5) Debt of a Restricted Subsidiary outstanding on the date on which such
1782	Restricted Subsidiary is acquired by the Company or otherwise becomes a Restricted
1783	Subsidiary (other than Debt Incurred as consideration in, or to provide all or any portion
1784	of the funds or credit support utilized to consummate, the transaction or series of
1785	transactions pursuant to which such Restricted Subsidiary became a Subsidiary of the
1786	Company or was otherwise acquired by the Company);

1787	(6) Debt under Interest Rate Agreements entered into by the Company or a
1788	Restricted Subsidiary for the purpose of managing interest rate risk in the ordinary course
1789	of the financial management of the Company or such Restricted Subsidiary and not for
1790	speculative purposes;

1791	(7) Debt under Currency Exchange Protection Agreements entered into by the
1792	Company or a Restricted Subsidiary for the purpose of managing currency exchange rate
1793	risks in the ordinary course of business and not for speculative purposes;

1794	(8) Guarantees by the Company or any Restricted Subsidiary of Debt or any
1795	other obligation or liability of the Company or any Restricted Subsidiary that the
1796	Company or such Restricted Subsidiary could otherwise have Incurred pursuant to this
1797	covenant;

1798	(9) Debt in connection with one or more standby letters of credit or
1799	performance or surety bonds issued by the Company or a Restricted Subsidiary in the
1800	ordinary course of business or pursuant to self-insurance obligations and not in
1801	connection with the borrowing of money or the obtaining of advances or credit not to
1802	exceed 2.5% of Total Assets at any time outstanding;

1803	(10) Debt of the Company or a Restricted Subsidiary outstanding on the Issue
1804	Date not otherwise described in Sections 4.09(b) (1) through (9) above;

1805	(11) Debt of the Company or a Restricted Subsidiary in an aggregate principal
1806	amount outstanding at any one time not to exceed $500.0 million which amount can
1807	include Guarantees of Debt of Unrestricted Subsidiaries, provided such Guarantee is
1808	Incurred in compliance with Section 4.10;

1809	(12) Guarantees by the Company or any Restricted Subsidiary of Debt of
1810	Spansion and its Subsidiaries, provided that such Guarantees do not exceed $ 500.0
1811	million in the aggregate at any one time outstanding, and provided, further that such
1812	Guarantees are Incurred in compliance with Section 4.10; and

1813	(13) Permitted Refinancing Debt Incurred in respect of Debt Incurred pursuant
1814	to Section 4.09(a)(1) and Sections 4.09(b) (1), (3), (5) and (10) above and this Section
1815	4.09(b)(13).

1816	Notwithstanding anything to the contrary in this covenant:

1817	(i) the Company shall not Incur any Debt pursuant to this covenant if the
1818	proceeds thereof are used, directly or indirectly, to Refinance any Subordinated
1819	Obligations unless such Debt shall be subordinated to the Notes to at least the same
1820	extent as such Subordinated Obligations;

1821	(ii) the Company shall not permit any Restricted Subsidiary to Incur any Debt
1822	pursuant to Section 4.09(a)(2) if the proceeds thereof are used, directly or indirectly, to
1823	Refinance any Debt of the Company; and

1824	(iii) accrual of interest, accretion or amortization of original issue discount and
1825	the payment of interest or dividends in the form of additional Debt will be deemed not to
1826	be an Incurrence of Debt for the purposes of this covenant.

1827	For the purposes of determining compliance with this Section 4.09, in the event that an
1828	item of Debt meets the criteria of more than one of the categories of Permitted Debt described in
1829	clauses (1) through (13) above or is entitled to be Incurred pursuant to Section 4.09(a)(1) this
1830	covenant, the Company shall, in its sole discretion, classify (or later reclassify in whole or in
1831	part, in its sole discretion) such item of Debt in any manner that complies with this Section 4.09;
1832	provided, that any Debt outstanding under Credit Facilities after the application of the net
1833	proceeds from the sale of the Notes will be treated as Incurred on the Issue Date pursuant to
1834	Section 4.09(b)(2).

1835	For purposes of determining compliance with any dollar-denominated restriction on the
1836	Incurrence of Debt, with respect to any Debt which is denominated in a foreign currency, the
1837	dollar-equivalent principal amount of such Debt Incurred pursuant thereto shall be calculated
1838	based on the relevant currency exchange rate in effect on the date that such Debt was Incurred,
1839	and any such foreign-denominated Debt may be Refinanced or replaced or subsequently
1840	Refinanced or replaced in an amount equal to the dollar equivalent principal amount of such
1841	Debt on the date of such refinancing or replacement whether or not such amount is greater or less
1842	than the dollar equivalent principal amount of the Debt on the date of initial Incurrence.

1843	SECTION 4.10. Limitation on Restricted Payments.

1844	(a) The Company shall not make, and shall not permit any Restricted Subsidiary to
1845	make, directly or indirectly, any Restricted Payment if at the time of, and after giving effect to,
1846	such proposed Restricted Payment,

1847	(1) a Default or Event of Default shall have occurred and be continuing,

1848	(2) the Company could not Incur at least $1.00 of additional Debt pursuant to
1849	Section 4.09(a)(1) or

1850	(3) the aggregate amount of such Restricted Payment and all other Restricted
1851	Payments declared or made since the Issue Date (the amount of any Restricted Payment,
1852	if made other than in cash, to be based upon Fair Market Value at the time of such
1853	Restricted Payment) would exceed an amount equal to the sum of:

1854	(i) 50% of the aggregate amount of Consolidated Net Income accrued
1855	during the period (treated as one accounting period) from the beginning of the
1856	fiscal quarter during which the Issue Date occurs to the end of the most recently
1857	ended fiscal quarter for which internal financial statements are available (or if the
1858	aggregate amount of Consolidated Net Income for such period shall be a deficit,
1859	minus 100% of such deficit), plus

1860	(ii) 100% of Capital Stock Sale Proceeds, plus

1861	(iii) the sum of:

1862	(A) the aggregate net cash proceeds received by the Company
1863	or any Restricted Subsidiary from the issuance or sale after the Issue Date
1864	of convertible or exchangeable Debt or Disqualified Stock that has been
1865	converted into or exchanged for Capital Stock (other than Disqualified
1866	Stock) of the Company, and

1867	(B) the aggregate amount by which Debt (other than
1868	Subordinated Obligations) of the Company or any Restricted Subsidiary is
1869	reduced on the Company’s consolidated balance sheet on or after the Issue
1870	Date upon the conversion or exchange of any such Debt issued or sold on
1871	or prior to the Issue Date that is convertible or exchangeable for Capital
1872	Stock (other than Disqualified Stock) of the Company,

1873	excluding, in the case of clause (A) or (B):

1874	(x) any such Debt issued or sold to the Company or a
1875	Subsidiary of the Company or an employee stock ownership plan or trust
1876	established by the Company or any such Subsidiary for the benefit of their
1877	employees, and

1878	(y) the aggregate amount of any cash or other Property (other
1879	than Capital Stock of the Company which is not Disqualified Stock)
1880	distributed by the Company or any Restricted Subsidiary upon any such
1881	conversion or exchange, plus

1882	(iv) an amount equal to the sum of:

1883	(A) the net reduction in Investments in any Person other than
1884	the Company or a Restricted Subsidiary resulting from dividends,
1885	repayments of loans or advances or other transfers of Property, in each
1886	case to the Company or a Restricted Subsidiary from such Person;

1887	(B) to the extent that any Investment (other than a Permitted
1888	Investment) that was made after the Issue Date is sold for cash or
1889	otherwise liquidated or repaid for cash, the cash return of capital to the
1890	Company or its Restricted Subsidiaries with respect to such Investment;
1891	and

1892	(C) the portion (proportionate to the Company’s equity interest
1893	in such Unrestricted Subsidiary) of the Fair Market Value of the net assets
1894	of an Unrestricted Subsidiary at the time such Unrestricted Subsidiary is
1895	designated a Restricted Subsidiary;

1896	provided, however, that the amounts in (A), (B) and (C) shall not exceed, in the
1897	case of any Person, the amount of Investments previously made (and treated as a
1898	Restricted Payment) by the Company or any Restricted Subsidiary in such Person,
1899	plus

1900	(v) $100.0 million.

1901	(b) Notwithstanding the foregoing limitation, the Company and its Restricted
1902	Subsidiaries, as applicable, may:

1903	(1) pay dividends on its Capital Stock within 60 days of the declaration
1904	thereof if, on the declaration date, such dividends could have been paid in compliance
1905	with the Indenture; provided, however, that such dividend shall be included in the
1906	calculation of the amount of Restricted Payments at the time declared;

1907	(2) purchase, repurchase, redeem, legally defease, acquire or retire for value
1908	Capital Stock of the Company or Subordinated Obligations in exchange for, or out of the
1909	proceeds of the substantially concurrent sale of, Capital Stock of the Company (other
1910	than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the
1911	Company or an employee stock ownership plan or trust established by the Company or
1912	any such Subsidiary for the benefit of their employees); provided, however, that

1913	(x) such purchase, repurchase, redemption, legal defeasance,
1914	acquisition or retirement shall be excluded in the calculation of the amount of
1915	Restricted Payments, and

1916	(y) the Capital Stock Sale Proceeds from such exchange or sale shall
1917	be excluded from the calculation pursuant to Section 4.10(a)(3)(ii);

1918	(3) purchase, repurchase, redeem, legally defease, acquire or retire for value
1919	any Subordinated Obligations in exchange for, or out of the proceeds of the substantially
1920	concurrent sale of, Permitted Refinancing Debt; provided, however, that such purchase,
1921	repurchase, redemption, legal defeasance, acquisition or retirement shall be excluded in
1922	the calculation of the amount of Restricted Payments;

1923	(4) repurchase shares of, or options to purchase shares of, common stock of
1924	the Company or any of its Subsidiaries from current or former officers, directors or
1925	employees of the Company or any of its Subsidiaries (or permitted transferees of such
1926	current or former officers, directors or employees), pursuant to the terms of agreements
1927	(including employment agreements) or plans (or amendments thereto) approved by the
1928	Board of Directors under which such individuals purchase or sell, or are granted the
1929	option to purchase or sell, shares of such common stock; provided, however, that:

1930	(x) the aggregate amount of such repurchases shall not exceed $ 10.0
1931	million in any calendar year;

1932	and

1933	(y) at the time of such repurchase, no other Default or Event of
1934	Default shall have occurred and be continuing (or result therefrom); provided
1935	further, however, that such repurchases shall be excluded in the calculation of the
1936	amount of Restricted Payments;

1937	(5) make payments on intercompany Debt, the Incurrence of which was
1938	permitted pursuant to Section 4.09, provided that such purchase, repurchase, redemption,
1939	legal defeasance, acquisition or retirement shall be excluded in the calculation of the
1940	amount of Restricted Payments made after the Issue Date;

1941	(6) make cash payments, in lieu of issuance of fractional shares in connection
1942	with the exercise of warrants, options or other securities convertible into or exchangeable
1943	for the Capital Stock of the Company or a Restricted Subsidiary; provided that any such
1944	payments and dividends shall not be included in the calculation of the amount of
1945	Restricted Payments;

1946	(7) repurchase Capital Stock to the extent such repurchase is deemed to occur
1947	upon a cashless exercise of stock options or warrants; provided that all such repurchases
1948	and dividends shall not be included in the calculation of the amount of Restricted
1949	Payments and no proceeds in respect of the issuance of Capital Stock shall be deemed to
1950	have been received for the purposes of Section 4.10(a)(3)(ii);

1951	(8) repurchase or redeem, for nominal consideration, preferred stock purchase
1952	rights issued in connection with any shareholder rights plan of the Company; provided
1953	that any such payments shall not be included in the calculation of the amount of
1954	Restricted Payments;

1955	(9) make payments to the limited partners (that are not Affiliates of the
1956	Company) of AMD Fab 36 Limited Liability Company & Co. KG (“AMD Fab 36 KG”)
1957	under the partnership agreements of AMD Fab 36 KG dated April 21, 2004, as such
1958	agreements may be amended from time to time;

1959	(10) purchase, repurchase, redeem or acquire the interests of the limited
1960	partners (that are not Affiliates of the Company) of AMD Fab 36 KG, including the silent
1961	partnership interests and the partnership interests, under the partnership agreements of
1962	AMD Fab 36 KG dated April 21, 2004, as such agreements may be amended from time
1963	to time; and

1964	(11) other Restricted Payments in an aggregate amount not to exceed $ 100.0
1965	million.

1966	SECTION 4.11. Limitation on Liens.

1967	The Company shall not directly or indirectly, Incur or suffer to exist, any Lien (other than
1968	Permitted Liens) upon any of its Property (including Capital Stock of a Restricted Subsidiary),
1969	whether owned at the Issue Date or thereafter acquired, or any interest therein or any income or
1970	profits therefrom, unless it has made or will make effective provision whereby the Notes will be
1971	secured by such Lien equally and ratably with (or, if such other Debt constitutes Subordinated
1972	Obligations, prior to) all other Debt or other obligations of the Company secured by such Lien
1973	for so long as such other Debt or other obligations are secured by such Lien; provided, however,
1974	that if the Debt or other obligations so secured are expressly subordinated to the Notes, then the
1975	Lien securing such Debt or other obligations shall be subordinated and junior to the Lien
1976	securing the Notes.

1977	SECTION 4.12. Limitation on Asset Sales.

1978	(a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly
1979	or indirectly, consummate any Asset Sale unless:

1980	(1) the Company or such Restricted Subsidiary receives consideration at the
1981	time of such Asset Sale at least equal to the Fair Market Value of the Property subject to
1982	such Asset Sale;

1983	(2) at least 75% of the consideration paid to the Company or such Restricted
1984	Subsidiary in connection with such Asset Sale is in the form of cash or Cash Equivalents;
1985	and

1986	(3) the Company delivers an Officers’ Certificate to the Trustee certifying that
1987	such Asset Sale complies with the foregoing Sections 4.12(a)(1) and (2).

1988	Solely for the purposes of Section 4.12(a)(2), the following will be deemed to be cash:

1989	(x) the assumption by the purchaser of liabilities of the Company or any Restricted
1990	Subsidiary (other than contingent liabilities or liabilities that are by their terms subordinated to
1991	the Notes) as a result of which the Company and the Restricted Subsidiaries are no longer
1992	obligated with respect to such liabilities;

1993	(y) any securities, notes or other obligations received by the Company or any such
1994	Restricted Subsidiary from such purchaser to the extent they are promptly converted or
1995	monetized by the Company or such Restricted Subsidiary into cash (to the extent of the cash
1996	received); and

1997	(z) Additional Assets.

1998	(b) The Net Available Cash (or any portion thereof) from Asset Sales may be applied
1999	by the Company or a Restricted Subsidiary, to the extent the Company or such Restricted
2000	Subsidiary elects (or is required by the terms of any Debt) to:

2001	(1) permanently prepay or permanently repay any (A) Debt under any Credit
2002	Facility, (B) Debt evidenced by the Convertible Notes, (C) Debt which had been secured
2003	by the assets sold in the relevant Asset Sale, and (D) Debt of a Restricted Subsidiary;
2004	and/or

2005	(2) to reinvest in Additional Assets (including by means of an Investment in
2006	Additional Assets by a Restricted Subsidiary with Net Available Cash received by the
2007	Company or another Restricted Subsidiary).

2008	(c) Any Net Available Cash from an Asset Sale not applied in accordance with
2009	Section 4.12(b) within 365 days from the date of the receipt of such Net Available Cash shall
2010	constitute “Excess Proceeds”. When the aggregate amount of Excess Proceeds exceeds $25.0
2011	million (taking into account income earned on such Excess Proceeds, if any), the Company will
2012	be required to make an offer to repurchase (the “Prepayment Offer”) the Notes, which offer shall
2013	be in the amount of the Allocable Excess Proceeds (rounded to the nearest $1,000), on a pro rata
2014	basis according to principal amount, at a purchase price equal to 100% of the principal amount
2015	thereof, plus accrued and unpaid interest, to but not including the repurchase date (subject to the
2016	right of Holders of record on the relevant record date to receive interest due on the relevant

2017	interest payment date), in accordance with the procedures (including prorating in the event of
2018	oversubscription) set forth in this Indenture. To the extent that any portion of the amount of Net
2019	Available Cash remains after compliance with the preceding sentence and provided that all
2020	Holders of Notes have been given the opportunity to tender their Notes for repurchase in
2021	accordance with this Indenture, the Company or such Restricted Subsidiary may use such
2022	remaining amount for any purpose permitted by this Indenture, and the amount of Excess
2023	Proceeds will be reset to zero.

2024	The term “Allocable Excess Proceeds” shall mean the product of:

2025	(i) the Excess Proceeds; and

2026	(ii) a fraction,

2027	(A) the numerator of which is the aggregate principal
2028	amount of the Notes outstanding on the date of the Prepayment
2029	Offer, and

2030	(B) the denominator of which is the sum of the
2031	aggregate principal amount of the Notes outstanding on the date of
2032	the Prepayment Offer and the aggregate principal amount of other
2033	Debt of the Company outstanding on the date of the Prepayment
2034	Offer that is pari passu in right of payment with the Notes and
2035	subject to terms and conditions in respect of Asset Sales similar in
2036	all material respects to this covenant and requiring the Company to
2037	make an offer to repurchase such Debt at substantially the same
2038	time as the Prepayment Offer.

2039	(d) Within five Business Days after the Company is obligated to make a Prepayment
2040	Offer as described in the preceding paragraph, the Company shall send a written notice, by first -
2041	class mail, to the Holders of Notes, accompanied by such information regarding the Company
2042	and its Subsidiaries as the Company in good faith believes will enable such Holders to make an
2043	informed decision with respect to such Prepayment Offer. Such notice shall state, among other
2044	things, the purchase price and the repurchase date (the “Purchase Date”), which shall be, subject
2045	to any contrary requirements of applicable law, a Business Day no earlier than 30 days nor later
2046	than 60 days from the date such notice is mailed.

2047	(e) Not later than the date upon which written notice of a Prepayment Offer is
2048	delivered to the Holders of the Notes as provided in Section 4.12(d), the Company shall deliver
2049	to the Trustee an Officers’ Certificate as to (i) the amount of the Prepayment Offer to Holders of
2050	Notes (the “Offer Amount”), (ii) the allocation of the Net Available Cash from the Asset Sales
2051	pursuant to which such Prepayment Offer is being made and (iii) the compliance of such
2052	allocation with the provisions of Sections 4.12(b) and (c). On or before the Purchase Date, the

2053	Company shall also irrevocably deposit with the Trustee or with the Paying Agent (or, if the
2054	Company or a Restricted Subsidiary is the Paying Agent, shall segregate and hold in trust) in
2055	Cash Equivalents (other than in those enumerated in clause (c) of the definition of Cash
2056	Equivalents), maturing on the last day prior to the Purchase Date or on the Purchase Date if
2057	funds are immediately available by the opening of business, an amount equal to the Offer
2058	Amount to be held for payment in accordance with the provisions of this Section 4.12. Upon the
2059	expiration of the period for which the Prepayment Offer remains open (the “Offer Period”), the
2060	Company shall deliver to the Trustee for cancellation the Notes or portions thereof that have
2061	been properly tendered to and are to be accepted by the Company. The Trustee or the Paying
2062	Agent shall, on the Purchase Date, mail or deliver payment to each tendering Holder in the
2063	amount of the purchase price. In the event that the aggregate purchase price of the Notes
2064	delivered by the Company to the Trustee is less than the Offer Amount, the Trustee or the Paying
2065	Agent shall deliver the excess to the Company immediately after the expiration of the Offer
2066	Period for application in accordance with this Section 4.12.

2067	(f) Holders electing to have a Note purchased shall be required to surrender the Note,
2068	with an appropriate form duly completed, to the Company or its agent at the address specified in
2069	the notice at least three Business Days prior to the Purchase Date. Holders shall be entitled to
2070	withdraw their election if the Trustee or the Company receives not later than one Business Day
2071	prior to the Purchase Date a telegram, telex, facsimile transmission, electronic mail or letter
2072	setting forth the name of the Holder, the principal amount of the Note that was delivered for
2073	purchase by the Holder and a statement that such Holder is withdrawing its election to have such
2074	Note purchased. If at the expiration of the Offer Period the aggregate principal of Notes
2075	surrendered by Holders exceeds the Offer Amount, the Company shall select the Notes to be
2076	purchased on pro rata basis for all Notes (with such adjustments as may be deemed appropriate
2077	by the Company so that only Notes in denominations of $1,000, or integral multiples thereof,
2078	shall be purchased). Holders whose Notes are purchased only in part shall be issued new Notes
2079	equal in principal amount to the unpurchased portion of the Notes surrendered.

2080	(g) At the time the Company or its agent delivers Notes to the Trustee that are to be
2081	accepted for purchase, the Company shall also deliver an Officer’s Certificate stating that such
2082	Notes are to be accepted by the Company pursuant to and in accordance with the terms of this
2083	Section 4.12. A Note shall be deemed to have been accepted for purchase at the time the Trustee
2084	or the Paying Agent mails or delivers payment therefor to the surrendering Holder.

2085	(h) The Company will comply, to the extent applicable, with the requirements of
2086	Section 14(e) of the Exchange Act and any other applicable securities laws or regulations in
2087	connection with the repurchase of Notes pursuant to this Section 4.12. To the extent that the
2088	provisions of any securities laws or regulations conflict with provisions of this Section 4.12, the
2089	Company will comply with the applicable securities laws and regulations and will not be deemed
2090	to have breached its obligations under this Section 4.12 by virtue thereof.

2091	SECTION 4.13. Limitation on Restrictions on Distributions from Restricted
2092	Subsidiaries.

2093	(a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly
2094	or indirectly, create or otherwise cause or suffer to exist any consensual restriction on the right of
2095	any Restricted Subsidiary to:

2096	(1) pay dividends, in cash or otherwise, or make any other distributions on or
2097	in respect of its Capital Stock, or pay any Debt or other obligation owed, to the Company
2098	or any other Restricted Subsidiary;

2099	(2) make any loans or advances to the Company or any other Restricted
2100	Subsidiary; or

2101	(3) transfer any of its Property to the Company or any other Restricted
2102	Subsidiary.

2103	(b) The foregoing limitations will not apply:

2104	(1) With respect to Section 4.13(a)(1), (2) and (3), to restrictions which are:

2105	(A) in effect on the Issue Date (including, without limitation,
2106	restrictions pursuant to the Notes, the Indenture, and any Credit Facility in
2107	existence on the Issue Date);

2108	(B) relating to Debt of a Restricted Subsidiary existing at the time it
2109	became a Restricted Subsidiary if such restriction was not created in connection
2110	with or in anticipation of the transaction or series of transactions pursuant to
2111	which such Restricted Subsidiary became a Restricted Subsidiary or was acquired
2112	by the Company;

2113	(C) that result from the Refinancing of Debt Incurred pursuant to an
2114	agreement referred to in Section 4.13(b)(1)(A) or (B) above or in clause (b)(2)(A)
2115	or (B) below, provided such restrictions are not materially less favorable, taken as
2116	a whole, to the Holders of Notes than those under the agreement evidencing the
2117	Debt so Refinanced;

2118	(D) relating to Debt incurred after the Issue Date, so long as such
2119	restrictions (x) are not materially less favorable, taken as whole, to the Holders of
2120	Notes than those restrictions in effect on the Issue Date pursuant to the Notes, the
2121	Indenture and the Credit Facilities in existence on the Issue Date or (y) relate to
2122	Debt incurred pursuant to Section 4.09(b)(3), so long as the respective restrictions
2123	apply only to specific Property or projects financed with the respective Incurrence

2124	of Debt and/or to any Subsidiary substantially of all whose assets consist of
2125	Property or a project financed with proceeds of such Debt;

2126	(E) existing under or by reason of applicable law or governmental
2127	regulation; or

2128	(F) that constitute customary restrictions contained in joint venture
2129	agreements, asset sale agreements, sale-leaseback agreements, stock sale
2130	agreements and other similar agreements entered into in good faith and not
2131	otherwise prohibited by the Indenture; and

2132	(2) With respect to Section 4.13(a)(3) only, to restrictions:

2133	(A) relating to Debt that is permitted to be Incurred and secured
2134	without also securing the Notes pursuant to Sections 4.09 and 4.11 that limit the
2135	right of the debtor to dispose of the Property securing such Debt;

2136	(B) encumbering Property at the time such Property was acquired by
2137	the Company or any Restricted Subsidiary, so long as such restrictions relate
2138	solely to the Property so acquired and were not created in connection with or in
2139	anticipation of such acquisition;

2140	(C) resulting from customary provisions restricting subletting or
2141	assignment of leases or customary provisions in other agreements that restrict
2142	assignment of such agreements or rights thereunder;

2143	(D) restrictions on cash or other deposits or net worth imposed by
2144	customers under contracts entered into in the ordinary course of business; or

2145	(E) customary restrictions contained in asset sale agreements limiting
2146	the transfer of such Property pending the closing of such sale.

2147	SECTION 4.14. Limitation on Transactions with Affiliates.

2148	(a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly
2149	or indirectly, conduct any business or enter into or suffer to exist any transaction or series of
2150	related transactions (including the purchase, sale, transfer, assignment, lease, conveyance or
2151	exchange of any Property or the rendering of any service) with, or for the benefit of, any
2152	Affiliate of the Company (an “Affiliate Transaction”), unless:

2153	(1) the terms of such Affiliate Transaction are:

2154	(A) set forth in writing; and

2155	(B) no less favorable to the Company or such Restricted Subsidiary, as
2156	the case may be, than those that could be obtained in a comparable arm’s-length
2157	transaction with a Person that is not an Affiliate of the Company;

2158	(2) if such Affiliate Transaction involves aggregate payments or value in
2159	excess of $25.0 million, the Board of Directors (including at least a majority of the
2160	disinterested members of the Board of Directors) approves such Affiliate Transaction
2161	and, in its good faith judgment, believes that such Affiliate Transaction complies with
2162	Section 4.14(a)(1)(B) as evidenced by a resolution of the Board of Directors; and

2163	(3) if such Affiliate Transaction involves aggregate payments or value in
2164	excess of $50.0 million, the Company obtains a written opinion from an Independent
2165	Financial Advisor to the effect that the consideration to be paid or received in connection
2166	with the such Affiliate Transaction is fair, from a financial point of view, to the Company
2167	and any relevant Restricted Subsidiaries.

2168	(b) Notwithstanding the foregoing limitation, the Company or any Restricted
2169	Subsidiary may enter into or suffer to exist the following:

2170	(1) any transaction or series of transactions between the Company and one or
2171	more Restricted Subsidiaries or between two or more Restricted Subsidiaries;

2172	(2) any Restricted Payment permitted to be made pursuant to Section 4.10 or
2173	any Permitted Investment;

2174	(3) any employment, indemnification or other similar agreement or employee
2175	benefit plan entered into by the Company or a Restricted Subsidiary with an employee,
2176	officer or director (and payments pursuant thereto) in the ordinary course of business and
2177	consistent with past practice that is not otherwise prohibited by the Indenture;

2178	(4) loans and advances to employees made in the ordinary course of business
2179	consistent with past practices of the Company or a Restricted Subsidiary, as the case may
2180	be; provided that such loans and advances do not exceed $10.0 million in the aggregate at
2181	any one time outstanding;

2182	(5) payment of reasonable directors’ fees to persons who are not otherwise
2183	Affiliates of the Company;

2184	(6) any issuances of Capital Stock (other than Disqualified Stock) of the
2185	Company to Affiliates of the Company; and

2186	(7) agreements (and the transactions contemplated thereunder) in effect on the
2187	Issue Date and any modifications, extensions or renewals thereto that are not materially

2188	less favorable, taken as a whole, to the Company or any Restricted Subsidiary than such
2189	agreements as in effect on the Issue Date.

2190	SECTION 4.15. Designation of Restricted and Unrestricted Subsidiaries.

2191	(a) The Board of Directors may designate any Subsidiary of the Company to be an
2192	Unrestricted Subsidiary if:

2193	(1) either (1) the Company or a Restricted Subsidiary, as the case may be, is
2194	permitted to make an Investment in such Subsidiary equal to the sum of the (A) Fair
2195	Market Value of the Capital Stock of such Subsidiary plus (B) the amount of any Debt
2196	owed by such Subsidiary to the Company, in each case pursuant to Section 4.10(a), or (2)
2197	such Investment constitutes a Permitted Investment;

2198	(2) immediately after giving pro forma effect to such designation, the
2199	Company could Incur at least $1.00 of additional Debt pursuant to Section 4.09(a)(1);
2200	and

2201	(3) such Subsidiary does not own any Capital Stock or Debt of, or own or
2202	hold any Lien on any Property of, the Company or any Restricted Subsidiary and does
2203	not have any Debt other than Non-Recourse Debt.

2204	Unless so designated as an Unrestricted Subsidiary, any Person that becomes a
2205	Subsidiary of the Company will be classified as a Restricted Subsidiary; provided, however, that
2206	such Subsidiary shall not be designated a Restricted Subsidiary and shall be automatically
2207	classified as an Unrestricted Subsidiary if such Person is a Subsidiary of an Unrestricted
2208	Subsidiary.

2209	(b) Notwithstanding anything to the contrary contained herein, Spansion and its
2210	Subsidiaries shall constitute Unrestricted Subsidiaries on and after the Issue Date (unless
2211	redesignated as Restricted Subsidiaries by the Company after the Issue Date in accordance with
2212	this covenant), and their designation as Unrestricted Subsidiaries (made pursuant to the
2213	definition thereof contained herein) shall not be required to meet any of the tests described in the
2214	first paragraph of this covenant and shall not constitute a Restricted Payment hereunder.

2215	(c) Except as provided in Section 4.15(a) and Section 4.15(b), no Restricted
2216	Subsidiary may be redesignated as an Unrestricted Subsidiary, and neither the Company nor any
2217	Restricted Subsidiary shall at any time be directly or indirectly liable for any Debt (other than
2218	Debt pursuant to this Indenture) that provides that the holder thereof may (with the passage of
2219	time or notice or both) declare a default thereon or cause the payment thereof to be accelerated or
2220	payable prior to its Stated Maturity upon the occurrence of a default with respect to any Debt,
2221	Lien or other obligation of any Unrestricted Subsidiary other than Spansion and its Subsidiaries

2222	(including any right to take enforcement action against any such Unrestricted Subsidiary (other
2223	than Spansion and its Subsidiaries)).

2224	(d) The Board of Directors may designate any Unrestricted Subsidiary to be a
2225	Restricted Subsidiary if, immediately after giving pro forma effect to such designation,

2226	(x) the Company could Incur at least $1.00 of additional Debt pursuant to
2227	Section 4.09(a)(1), and

2228	(y) no Default or Event of Default shall have occurred and be continuing or
2229	would result therefrom.

2230	(e) Any such designation or redesignation by the Board of Directors will be
2231	evidenced to the Trustee by filing with the Trustee a resolution of the Board of Directors giving
2232	effect to such designation or redesignation and an Officers’ Certificate that:

2233	(1) certifies that such designation or redesignation complies with this Section
2234	4.15; and

2235	(2) gives the effective date of such designation or redesignation,

2236	such filing with the Trustee to occur within 60 days after the end of the fiscal quarter of the
2237	Company in which such designation or redesignation is made (or, in the case of a designation or
2238	redesignation made during the last fiscal quarter of the Company’s fiscal year, within 90 days
2239	after the end of such fiscal year).

2240	SECTION 4.16. Reports.

2241	Following the consummation of the Exchange Offer contemplated by the Registration
2242	Rights Agreement, whether or not the Company is then subject to Section 13(a) or 15(d) of the
2243	Exchange Act, the Company will electronically file with the Commission, so long as the Notes
2244	are outstanding, the annual reports, quarterly reports and other reports that it would be required
2245	to file with the Commission pursuant to such Section 13(a) or 15(d) if the Company were so
2246	subject, and such documents will be filed with the Commission on or prior to the respective dates
2247	below (the “Required Filing Dates”) by which the Company would be required so to file such
2248	documents if it were so subject, unless, in any case, such filings are not then permitted by the
2249	Commission. In any event, the Company will file:

2250	(a) within 90 days after the end of each fiscal year (or such shorter period as
2251	the Commission may in the future prescribe), annual reports on Form 10-K, (or any
2252	successor form) containing the information required to be contained therein (or required
2253	in such successor form); provided, however, in any event, such reports shall include
2254	audited year-end consolidated financial statements (including a balance sheet, income

2255	statement, statement of changes of cash flow and a footnote with consolidating
2256	condensed financial information, if necessary) prepared in accordance with GAAP;

2257	(b) within 45 days after the end of each of the first three fiscal quarters (or
2258	such shorter period as the Commission may in the future prescribe) of each fiscal year,
2259	reports on Form 10-Q (or any successor form); provided, however, in any event, such
2260	reports shall include unaudited quarterly consolidated financial statements (including a
2261	balance sheet, income statement, statement of changes of cash flows and a footnote with
2262	consolidating condensed financial information, if necessary) prepared in accordance with
2263	GAAP; and

2264	(c) promptly from time to time after the occurrence of an event with respect to
2265	which the Company is required to file other reports on Form 8-K (or any successor or
2266	comparable form), reports containing the information required to be contained therein (or
2267	required in any successor or comparable form); and

2268	in the case of clauses (a) and (b) above, regardless of applicable requirements, shall, at a
2269	minimum, contain a “Management’s Discussion and Analysis of Financial Condition and Results
2270	of Operations” that describes the Company’s consolidated financial condition and results of
2271	operations. In addition, all financial statements, regardless of applicable requirements will, at a
2272	minimum, contain such information required to be provided in quarterly reports to security
2273	holders of a company with securities listed on The New York Stock Exchange.

2274	If such filings with the Commission are not then permitted by the Commission, or such
2275	filings are not yet required in accordance with the above paragraph or are not generally available
2276	on the Internet free of charge, the Company will, without charge to the Holders, within 15 days
2277	of each Required Filing Date, transmit by mail to Holders, as their names and addresses appear
2278	in the Note register, and file with the Trustee copies of the annual reports, quarterly reports and
2279	other periodic reports that the Company would be required to file with the Commission pursuant
2280	to Section 13(a) or 15(d) of the Exchange Act if it were subject to such Section 13(a) or 15(d)
2281	and, promptly upon written request, supply copies of such documents to any prospective holder
2282	or beneficial owner at the Company’s cost.

2283	So long as any of the Notes remain restricted under Rule 144, the Company will make
2284	available upon request to any prospective purchaser of Notes or beneficial owner of Notes in
2285	connection with any sale thereof the information required by Rule 144A(d)(4) under the
2286	Securities Act.

2287	Delivery of such reports, information and documents to the Trustee is for informational
2288	purposes only, and the Trustee’s receipt of such reports shall not constitute constructive notice of
2289	any information contained therein or determinable from information contained therein, including
2290	the Company’s compliance with any of its covenants hereunder (as to which the Trustee is
2291	entitled to rely exclusively on Officers’ Certificates).

2292	SECTION 4.17. Covenant Suspension.

2293	(a) During any period of time that:

2294	(1) the Notes have Investment Grade Ratings from both Rating Agencies; and

2295	(2) no Default or Event of Default has occurred and is continuing,

2296	the Company and the Restricted Subsidiaries will not be subject to any of Sections 4.08, 4.09,
2297	4.10, 4.12, 4.13 and 4.14, clauses (1) and (2) of Section 4.15(a), clause (x) of Section 4.15(d) and
2298	clause (4) of Section 5.01(a) (collectively, the “Suspended Covenants”).

2299	(b) In the event that the Company and the Restricted Subsidiaries are not subject to
2300	the Suspended Covenants for any period of time pursuant to Section 4.17(a) and, subsequently,
2301	one or both of the Rating Agencies withdraws its ratings or downgrades the ratings assigned to
2302	the Notes below the required Investment Grade Ratings or a Default or Event of Default occurs
2303	and is continuing, then the Company and the Restricted Subsidiaries will thereafter again be
2304	subject to the Suspended Covenants and compliance with the Suspended Covenants with respect
2305	to Restricted Payments made after the time of such withdrawal, downgrade, Default or Event of
2306	Default will be calculated in accordance Section 4.10 as though such covenant had been in effect
2307	during the entire period of time from the Issue Date.

2308	SECTION 4.18. Payment for Consents.

2309	The Company shall not, and shall not permit any of its Subsidiaries to, directly or
2310	indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or
2311	otherwise, to any Holder of any Notes for or as an inducement to any consent, waiver or
2312	amendment of any of the terms or provisions of this Indenture or the Notes unless such
2313	consideration is offered to be paid or is paid to all Holders of the Notes that consent, waive or
2314	agree to amend in the time frame set forth in the solicitation documents relating to such consent,
2315	waiver or agreement.

2316	ARTICLE FIVE
2317
2318	SUCCESSOR CORPORATION

2319	SECTION 5.01. Merger, Consolidation and Sale of Property.

2320	(a) The Company shall not merge or consolidate with or into any other Person (other
2321	than a merger of a Wholly Owned Restricted Subsidiary and the Company) or sell, transfer,
2322	assign, lease, convey or otherwise dispose of all or substantially all its Property (other than sales,
2323	transfers, assignments, leases, conveyances or dispositions to a Wholly Owned Restricted
2324	Subsidiary) in any one transaction or series of transactions unless:

2325	(1) the Company shall be the surviving Person (the “Surviving Person”) in
2326	such merger or consolidation, or the Surviving Person (if other than the Company)
2327	formed by such merger or consolidation or to which such sale, transfer, assignment,
2328	lease, conveyance or disposition is made shall be a corporation organized and existing
2329	under the laws of the United States of America, any State thereof or the District of
2330	Columbia;

2331	(2) the Surviving Person (if other than the Company) expressly assumes, by
2332	supplemental indenture in form reasonably satisfactory to the Trustee, executed and
2333	delivered to the Trustee by such Surviving Person, the due and punctual payment of the
2334	principal of, and premium, if any, and interest on, all the Notes, according to their tenor,
2335	and the due and punctual performance and observance of all the covenants and conditions
2336	of the Indenture to be performed by the Company;

2337	(3) immediately before and after giving effect to such transaction or series of
2338	transactions on a pro forma basis (and treating, for purposes of this Section 5.01(a)(3)
2339	and Section 5.01(a)(4) below, any Debt that becomes, or is anticipated to become, an
2340	obligation of the Surviving Person or any Restricted Subsidiary as a result of such
2341	transaction or series of transactions as having been Incurred by the Surviving Person or
2342	such Restricted Subsidiary at the time of such transaction or series of transactions), no
2343	Default or Event of Default shall have occurred and be continuing;

2344	(4) immediately after giving effect to such transaction or series of transactions
2345	on a pro forma basis, (x) the Company or the Surviving Person, as the case may be,
2346	would be able to Incur at least $1.00 of additional Debt under Section 4.09(a)(1), or (y)
2347	the Consolidated Fixed Charge Coverage Ratio for the Company or the Surviving Person
2348	would be greater than such ratio immediately prior to such transaction or series of
2349	transactions; and

2350	(5) the Company shall deliver, or cause to be delivered, to the Trustee, in form
2351	and substance reasonably satisfactory to the Trustee, an Officers’ Certificate and an
2352	Opinion of Counsel, each stating that such transaction or series of transactions and the
2353	supplemental indenture, if any, in respect thereto comply with this covenant and that all
2354	conditions precedent herein provided for relating to such transaction or series of
2355	transactions have been satisfied.

2356	(b) The Surviving Person shall succeed to, and be substituted for, and may exercise
2357	every right and power of the Company under the Indenture; provided that the predecessor
2358	company in the case of:

2359	(1) a sale, transfer, assignment, conveyance or other disposition of all or
2360	substantially all of its Property (unless such sale, transfer, assignment, conveyance or

2361	other disposition is of all the Property of the Company as an entirety or virtually as an
2362	entirety), or

2363	(2) a lease,

2364	shall not be released from any of the obligations or covenants under the Indenture, including with
2365	respect to the payment of the Notes.

2366	ARTICLE SIX
2367
2368	DEFAULTS AND REMEDIES

2369	SECTION 6.01. Events of Default.

2370	The following events shall be “Events of Default”:

2371	(1) the Company defaults in any payment of interest on any Note when the
2372	same becomes due and payable and such default continues for a period of 30 days;

2373	(2) the Company defaults in the payment of the principal or premium amount
2374	of any Note when the same becomes due and payable at its Stated Maturity, upon
2375	acceleration, redemption, optional redemption, required repurchase or otherwise;

2376	(3) a breach of Section 5.01;

2377	(4) a breach of any covenant or agreement in the Notes or in this Indenture
2378	(other than a failure that is the subject of the foregoing Section 6.01(1), (2) or (3)) and
2379	such failure continues for 45 days after written notice demanding that such default be
2380	remedied is given to the Company as specified in this Section 6.01;

2381	(5) a default by the Company or any Restricted Subsidiary under any Debt of
2382	the Company or any Restricted Subsidiary that results in acceleration of the final stated
2383	maturity of such Debt, or the failure to pay any such Debt at final stated maturity (giving
2384	effect to any applicable grace periods and any extensions thereof), in an aggregate
2385	principal amount in excess of $50 million (or its foreign equivalent at the time);

2386	(6) any judgment or judgments for the payment of money in an aggregate
2387	amount in excess of $50 million (or its foreign equivalent at the time) shall be rendered
2388	against the Company or any Significant Subsidiary and shall not be waived, satisfied or
2389	discharged for any period of 60 consecutive days during which a stay of enforcement
2390	shall not be in effect;

2391	(7) the Company or any Significant Subsidiary pursuant to or within the
2392	meaning of any Bankruptcy Law:

2393	(A) commences a voluntary insolvency proceeding or gives notice of
2394	intention to make a proposal under any Bankruptcy Law;

2395	(B) consents to the entry of an order for relief against it in an
2396	involuntary insolvency proceeding or consents to its dissolution or winding-up;

2397	(C) consents to the appointment of a Custodian of it or for any
2398	substantial part of its property; or

2399	(D) makes a general assignment for the benefit of its creditors;

2400	or takes any comparable action under any foreign laws relating to insolvency; provided,
2401	however, that the liquidation of any Restricted Subsidiary into the Company or another
2402	Restricted Subsidiary, other than as part of a credit reorganization, shall not constitute an
2403	Event of Default under this Section 6.01(7);

2404	(8) a court of competent jurisdiction enters an order or decree under any
2405	Bankruptcy Law that:

2406	(A) is for relief against any of the Company or any Significant
2407	Subsidiary in an involuntary insolvency proceeding;

2408	(B) appoints a Custodian of any of the Company or any Significant
2409	Subsidiary or for any substantial part of its property;

2410	(C) orders the winding up, liquidation or dissolution of any of the
2411	Company or any Significant Subsidiary;

2412	(D) orders the presentation of any plan or arrangement, compromise
2413	reorganization of any of the Company or any Significant Subsidiary; or

2414	(E) grants any similar relief under any Bankruptcy Law or foreign
2415	laws;

2416	and in each such case the order or decree remains unstayed and in effect for 90 days;

2417	The foregoing will constitute Events of Default whatever the reason for any such Event
2418	of Default and whether it is voluntary or involuntary or is effected by operation of law or
2419	pursuant to any judgment, decree or order of any court or any order, rule or regulation of any
2420	administrative or governmental body.

2421	A Default under Section 6.01(4) is not an Event of Default until the Trustee or the
2422	Holders of at least 25% in aggregate principal amount at maturity of the Notes then outstanding
2423	notify the Company (and in the case of such notice by Holders, the Trustee) of the Default and

2424	such Default is not cured within the time specified after receipt of such notice. Such notice must
2425	specify the Default, demand that it be remedied and state that such notice is a “Notice of
2426	Default.”

2427	The Company shall deliver to the Trustee, within 30 days after the occurrence thereof,
2428	written notice in the form of an Officers’ Certificate of any Event of Default and any event that
2429	with the giving of notice or the lapse of time would become an Event of Default, its status and
2430	what action the Company is taking or proposes to take with respect thereto. The Company shall
2431	immediately notify the Trustee if a meeting of the Board of Directors of the Company is
2432	convened to consider any action mandated by a petition for debt settlement proceedings or
2433	bankruptcy proceedings. The Company shall also promptly advise the Trustee of the approval of
2434	the filing of a debt settlement or bankruptcy petition prior to the filing of such petition.

2435	SECTION 6.02. Acceleration of Maturity; Rescission.

2436	(a) If an Event of Default with respect to the Notes (other than an Event of Default
2437	specified in Section 6.01(6) and (7) with respect to the Company) shall have occurred and be
2438	continuing, the Trustee or the registered Holders of not less than 25% in aggregate principal
2439	amount of the Notes then outstanding may declare the principal of and accrued interest on all the
2440	Notes to be due and payable by notice in writing to the Company and the Trustee specifying the
2441	applicable Event of Default and that it is a “notice of acceleration”, and the same shall become
2442	immediately due and payable.

2443	(b) In case an Event of Default resulting from Section 6.01(6) and (7) with respect to
2444	the Company shall occur, such amount with respect to all the Notes shall be due and payable
2445	immediately without any declaration or other act on the part of the Trustee or the Holders of the
2446	Notes. After any such acceleration, but before a judgment or decree based on acceleration is
2447	obtained by the Trustee, the registered Holders of a majority in aggregate principal amount of the
2448	Notes then outstanding may, under certain circumstances, rescind and annul such acceleration if
2449	(i) the rescission would not conflict with any judgment or decree, (ii) all existing Events of
2450	Default have been cured or waived except nonpayment of principal or interest that has become
2451	due solely because of the acceleration, (iii) to the extent the payment of such interest is lawful,
2452	interest on overdue installments of interest and overdue principal, which has become due
2453	otherwise than by such declaration of acceleration, has been paid, (iv) the Company has paid the
2454	Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements
2455	and advances and all other amounts due to the Trustee under Section 7.07 and (v) in the event of
2456	the cure or waiver of an Event of Default of the type described in either Section 6.01(6) or (7),
2457	the Trustee shall have received an Officers’ Certificate to the effect that such Event of Default
2458	has been cured or waived. No such rescission shall affect any subsequent Default or impair any
2459	right consequent thereto.

2460	(c) In the event of a declaration of acceleration of the Notes because an Event of
2461	Default described in Section 6.01(5) has occurred and is continuing, the declaration of

2462	acceleration of the Notes shall be automatically annulled if the payment Default or other Default
2463	triggering such Event of Default pursuant to Section 6.01(5) shall be remedied or cured or
2464	waived by the Holders of the relevant Debt within the grace period applicable to such Default
2465	provided for in the documentation governing such Debt and if (1) the annulment of the
2466	acceleration of the Notes would not conflict with any judgment or decree of a court of competent
2467	jurisdiction, (2) all existing Events of Default, except nonpayment of principal, premium or
2468	interest on the Notes that became due solely because of the acceleration of the Notes, have been
2469	cured or waived and (3) all the other amounts due to the Trustee have been paid.

2470	(d) Subject to the provisions of Section 7.01, in case an Event of Default shall occur
2471	and be continuing, the Trustee will be under no obligation to exercise any of its rights or powers
2472	under this Indenture at the request or direction of any of the Holders of the Notes, unless such
2473	Holders shall have offered to the Trustee reasonable indemnity. Subject to Section 7.07, the
2474	Holders of a majority in aggregate principal amount of the Notes then outstanding will have the
2475	right to direct the time, method and place of conducting any proceeding for any remedy available
2476	to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes.

2477	No Holder of Notes will have any right to institute any proceeding with respect to this
2478	Indenture, or for the appointment of a receiver or Trustee, or for any remedy thereunder, unless:

2479	(1) such Holder has previously given to the Trustee written notice of a
2480	continuing Event of Default;

2481	(2) the registered Holders of at least 25% in aggregate principal amount of the
2482	Notes then outstanding have made written request and offered reasonable indemnity to
2483	the Trustee to institute such proceeding as Trustee; and

2484	(3) the Trustee shall not have received from the registered Holders of a
2485	majority in aggregate principal amount of the Notes then outstanding a direction
2486	inconsistent with such request and shall have failed to institute such proceeding, within
2487	60 days after such notice, request and offer.

2488	However, such limitations do not apply to a suit instituted by a Holder of any Note for
2489	enforcement of payment of the principal of, and premium, if any, or interest on, such Note on or
2490	after the respective due dates expressed in such Note.

2491	SECTION 6.03. Other Remedies.

2492	If an Event of Default occurs and is continuing, the Trustee may pursue any available
2493	remedy by proceeding at law or in equity to collect the payment of principal of, or premium, if
2494	any, and interest on the Notes or to enforce the performance of any provision of the Notes or this
2495	Indenture and may take any necessary action requested of it as Trustee to settle, compromise,
2496	adjust or otherwise conclude any proceedings to which it is a party.

2497	The Trustee may maintain a proceeding even if it does not possess any of the Notes or
2498	does not produce any of them in the proceeding. Any such proceeding instituted by the Trustee
2499	may be brought in its own name and as trustee of an express trust, and any recovery of judgment
2500	shall, after provisions for the payment of the reasonable compensation, expenses, disbursements
2501	of the Trustee and its counsel, be for the ratable benefit of the Holders of the Notes in respect of
2502	which such judgment has been recovered. A delay or omission by the Trustee or any Holder in
2503	exercising any right or remedy accruing upon an Event of Default shall not impair the right or
2504	remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is
2505	exclusive of any other remedy. All available remedies are cumulative, to the extent permitted by
2506	law. Any costs associated with actions taken by the Trustee under this Section 6.03 shall be
2507	reimbursed to the Trustee by the Company.

2508	SECTION 6.04. Waiver of Past Defaults and Events of Default.

2509	Provided the Notes are not then due and payable by reason of a declaration of
2510	acceleration, the Holders of a majority in principal amount of Notes at the time outstanding may
2511	on behalf of the Holders of all the Notes waive any past Default with respect to such Notes and
2512	its consequences by providing written notice thereof to the Company and the Trustee, except a
2513	Default (1) in the payment of interest on or the principal of any Note or (2) in respect of a
2514	covenant or provision hereof which under this Indenture cannot be modified or amended without
2515	the consent of the Holder of each outstanding Note affected. In the case of any such waiver, the
2516	Company, the Trustee and the Holders of the Notes will be restored to their former positions and
2517	rights under this Indenture, respectively; provided that no such waiver shall extend to any
2518	subsequent or other Default or impair any right consequent thereto.

2519	SECTION 6.05. Control by Majority.

2520	The Holders of at least a majority in aggregate principal amount of the outstanding Notes
2521	may direct the time, method and place of conducting any proceeding for any remedy available to
2522	the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may
2523	refuse to follow any direction that conflicts with law or this Indenture, that may involve the
2524	Trustee in personal liability, or that the Trustee determines in good faith may be unduly
2525	prejudicial to the rights of Holders of the Notes not joining in the giving of such direction and
2526	may take any other action it deems proper that is not inconsistent with any such direction
2527	received from Holders of the Notes.

2528	SECTION 6.06. Limitation on Suits.

2529	No Holder of Notes will have any right to institute any proceeding with respect to this
2530	Indenture, or for the appointment of a receiver or trustee, or for any remedy hereunder unless:

2531	(1) the Holder gives the Trustee written notice of a continuing Event of
2532	Default;

2533	(2) the Holders of at least 25% in aggregate principal amount of outstanding
2534	Notes make a written request to the Trustee to institute such proceeding or to pursue such
2535	remedy as trustee;

2536	(3) such Holder or Holders offer the Trustee indemnity satisfactory to the
2537	Trustee against any costs, liability or expense;

2538	(4) the Trustee does not comply with the request within 60 days after receipt
2539	of the request and the offer of indemnity; and

2540	(5) during such 60-day period, the Holders of at least a majority in aggregate
2541	principal amount of the outstanding Notes do not give the Trustee a direction that is
2542	inconsistent with the request.

2543	However, such limitations do not apply to a suit instituted by a Holder of any Note for
2544	enforcement of payment of the principal of, and premium, if any, or interest on, such Note on or
2545	after the respective due date expressed in such Note.

2546	SECTION 6.07. No Personal Liability of Directors, Officers, Employees and
2547	Stockholders.

2548	No director, officer, employee, incorporator or stockholder of the Company, as such, will
2549	have any liability for any obligations of the Company under the Notes or the Indenture or for any
2550	claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of
2551	Notes by accepting a Note waives and releases all such liability. The waiver and release are part
2552	of the consideration for issuance of the Notes. The waiver may not be effective to waive
2553	liabilities under federal securities laws.

2554	SECTION 6.08. Rights of Holders To Receive Payment.

2555	Notwithstanding any other provision of this Indenture, the right of any Holder of a Note
2556	to receive payment of the principal of or premium, if any, or interest, if any, on such Note or to
2557	bring suit for the enforcement of any such payment, on or after the due date expressed in the
2558	Notes shall not be impaired or affected without the consent of the Holder.

2559	SECTION 6.09. Collection Suit by Trustee.

2560	If an Event of Default in payment of principal, premium or interest specified in Section
2561	6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and
2562	as trustee of an express trust against the Company (or any other obligor on the Notes) for the
2563	whole amount of unpaid principal and accrued interest remaining unpaid.

2564	SECTION 6.10. Trustee May File Proofs of Claim.

2565	The Trustee may file such proofs of claim and other papers or documents as may be
2566	necessary or advisable in order to have the claims of the Trustee (including any claim for the
2567	reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and
2568	counsel, and any other amounts due the Trustee under Section 7.07) and the Holders allowed in
2569	any judicial proceedings relative to the Company (or any other obligor upon the Notes), its
2570	creditors or its Property and, unless prohibited by law, shall be entitled and empowered to collect
2571	and receive any monies or other Property payable or deliverable on any such claims and to
2572	distribute the same after deduction of its charges and expenses to the extent that any such charges
2573	and expenses are not paid out of the estate in any such proceedings and any custodian in any
2574	such judicial proceeding is hereby authorized by each Holder to make such payments to the
2575	Trustee, and in the event that the Trustee shall consent to the making of such payments directly
2576	to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation,
2577	expenses, disbursements and advances of the Trustee, its agents and counsel, and any other
2578	amounts due the Trustee under Section 7.07.

2579	Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent
2580	to or accept or adopt on behalf of any Holder any plan or reorganization, arrangement,
2581	adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize
2582	the Trustee to vote in respect of the claim of any Holder in any such proceedings. All rights of
2583	action and claims under this Indenture or the Notes may be prosecuted and enforced by the
2584	Trustee without the possession of any of the Notes thereof in any proceeding relating thereto, and
2585	any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an
2586	express trust, and any recovery of judgment shall, after provision for the payment of the reason-
2587	able compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,
2588	be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

2589	SECTION 6.11. Priorities.

2590	If the Trustee collects any money pursuant to this Article Six, it shall pay out the money
2591	in the following order:

2592	FIRST: to the Trustee for amounts due under Section 7.07;

2593	SECOND: to Holders for amounts due and unpaid on the Notes for principal,
2594	premium, if any, and interest (including Additional Interest, if any) as to each, ratably,
2595	without preference or priority of any kind, according to the amounts due and payable on
2596	the Notes; and

2597	THIRD: to the Company.

2598	The Trustee may fix a record date and payment date for any payment to Holders pursuant
2599	to this Section 6.11.

2600	SECTION 6.12. Undertaking for Costs.

2601	In any suit for the enforcement of any right or remedy under this Indenture or in any suit
2602	against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may
2603	require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit,
2604	and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees
2605	and expenses, against any party litigant in the suit, having due regard to the merits and good faith
2606	of the claims or defenses made by the party litigant. This Section 6.12 does not apply to a suit by
2607	the Trustee, a suit by a Holder pursuant to Section 6.08 or a suit by Holders of more than 10% in
2608	principal amount of the Notes then outstanding.

2609	ARTICLE SEVEN
2610
2611	TRUSTEE

2612	SECTION 7.01. Duties of Trustee.

2613	(a) If an Event of Default actually known to a Responsible Officer of the Trustee has
2614	occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it
2615	by this Indenture and use the same degree of care and skill in their exercise as a prudent person
2616	would exercise or use under the circumstances in the conduct of such Person’s own affairs.

2617	(b) Except during the continuance of an Event of Default:

2618	(1) The Trustee need perform only such duties as are specifically set forth in
2619	this Indenture.

2620	(2) In the absence of bad faith or willful misconduct on its part, the Trustee
2621	may conclusively rely, as to the truth of the statements and the correctness of the opinions
2622	expressed therein, upon certificates or opinions furnished to the Trustee and conforming
2623	to the requirements of this Indenture but, in the case of any such certificates or opinions
2624	which by any provision hereof are specifically required to be furnished to the Trustee, the
2625	Trustee shall be under a duty to examine the same to determine whether or not they
2626	conform on their face to the requirements of this Indenture (but need not confirm or
2627	investigate the accuracy of mathematical calculations or other facts stated therein).
2628	Whenever in the administration of this Indenture the Trustee shall deem it desirable that a
2629	matter be proved or established prior to taking, suffering or omitting any action
2630	hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in
2631	the absence of bad faith on its part, conclusively rely upon an Officers’ Certificate,
2632	subject to the requirement in the preceding sentence, if applicable.

2633	(c) The Trustee may not be relieved from liability for its own negligent action, its
2634	own negligent failure to act, or its own willful misconduct, except that:

2635	(1) This paragraph does not limit the effect of Section 7.01(b).

2636	(2) The Trustee shall not be liable for any error of judgment made in good
2637	faith by a Responsible Officer or Responsible Officers of the Trustee, unless it is proved
2638	that the Trustee was negligent in ascertaining the pertinent facts.

2639	(3) The Trustee shall not be liable with respect to any action it takes or omits
2640	to take in good faith in accordance with a direction of the Holders of a majority in
2641	aggregate principal amount of the Notes received by it pursuant to the terms hereof.

2642	(4) No provision of this Indenture shall require the Trustee to expend or risk
2643	its own funds or otherwise incur any financial liability in the performance of any of its
2644	rights, powers or duties if it shall have reasonable grounds for believing that repayment
2645	of such funds or adequate indemnity satisfactory to it against such risk or liability is not
2646	reasonably assured to it.

2647	(d) Whether or not therein expressly so provided, Sections 7.01(a), (b), (c) and (e)
2648	shall govern every provision of this Indenture that in any way relates to the Trustee.

2649	(e) The Trustee shall be under no obligation to exercise any of the rights or powers
2650	vested in it by this Indenture at the request or direction of any of the Holders pursuant to this
2651	Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfac-
2652	tory to the Trustee against the costs, expenses and liabilities which might be incurred by it in
2653	compliance with such request.

2654	(f) The Trustee shall not be liable for interest on any money received by it except as
2655	the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not
2656	be segregated from other funds except to the extent required by the law.

2657	SECTION 7.02. Rights of Trustee.

2658	Subject to Section 7.01:

2659	(a) The Trustee may conclusively rely on any document (whether in its
2660	original or facsimile form) reasonably believed by it to be genuine and to have been
2661	signed or presented by the proper person. The Trustee need not investigate any fact or
2662	matter stated in the document.

2663	(b) Before the Trustee acts or refrains from acting, it may request an Officers’
2664	Certificate or an Opinion of Counsel, or both, which shall conform to the provisions of

2665	Section 10.05. The Trustee shall be protected and shall not be liable for any action it
2666	takes or omits to take in good faith in reliance on such certificate or opinion.

2667	(c) The Trustee may act through its attorneys and agents and shall not be
2668	responsible for the misconduct or negligence of any agent appointed by it with due care.

2669	(d) The Trustee shall not be liable for any action it takes or omits to take in
2670	good faith which it reasonably believes to be authorized or within its rights or powers;
2671	provided that the Trustee’s conduct does not constitute willful misconduct, negligence or
2672	bad faith.

2673	(e) The Trustee may consult with counsel of its selection, and the advice or
2674	opinion of such counsel with respect to legal matters relating to the Notes or this
2675	Indenture shall be full and complete authorization and protection from liability in respect
2676	of any action taken, omitted or suffered by it hereunder in good faith and in accordance
2677	with the advice or opinion of such counsel.

2678	(f) The rights, privileges, protections, immunities and benefits given to the
2679	Trustee, including, without limitation, its right to be indemnified, are extended to, and
2680	shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent,
2681	Custodian and other person employed to act hereunder.

2682	(g) The Trustee shall not be bound to make any investigation into the facts or
2683	matters stated in any resolution, certificate, statement, instrument, opinion, report, notice,
2684	request, direction, consent, order, bond, debenture, note, other evidence of indebtedness
2685	or other paper or document, but the Trustee, in its discretion, may make such further
2686	inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee
2687	shall determine to make such further inquiry or investigation, it shall be entitled to
2688	examine the books records, and premises of the Company, personally or by agent or
2689	attorney at the sole cost of the Company and shall incur no liability or additional liability
2690	of any kind by reason of such inquiry or investigation.

2691	(h) The Trustee shall not be liable for any action taken, suffered, or omitted to
2692	be taken by it in good faith and reasonably believed by it to be authorized or within the
2693	discretion or rights or powers conferred upon it by this Indenture.

2694	(i) The Trustee shall not be deemed to have notice of any Default or Event of
2695	Default unless a Responsible Officer of the Trustee has actual knowledge thereof or
2696	unless written notice of any event which is in fact such a Default is received by the
2697	Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes
2698	and this Indenture.

2699	(j) The Trustee may request that the Company deliver an Officers’ Certificate
2700	setting forth the names of individuals and/or titles of officers authorized at such time to
2701	take specified actions pursuant to this Indenture, which Officers’ Certificate may be
2702	signed by any person authorized to sign an Officers’ Certificate, including any person
2703	specified as so authorized in any such certificate previously delivered and not suspended.

2704	(k) The Trustee shall not be charged with knowledge of any Default or Event
2705	of Default with respect to the Notes, unless either (1) a Responsible Officer shall have
2706	actual knowledge of such Default or Event of Default or (2) written notice of such default
2707	or Event of Default shall have been given to the Trustee by the Company or by any
2708	Holder of the Notes; and

2709	(l) The permissive rights of the Trustee enumerated herein shall not be
2710	construed as duties.

2711	SECTION 7.03. Individual Rights of Trustee.

2712	The Trustee in its individual or any other capacity may become the owner or pledgee of
2713	Notes and may make loans to, accept deposits from, perform services for or otherwise deal with
2714	the Company, or any Affiliate thereof, with the same rights it would have if it were not Trustee.
2715	Any Agent may do the same with like rights. The Trustee, however, shall be subject to
2716	Sections 7.10 and 7.11.

2717	SECTION 7.04. Trustee’s Disclaimer.

2718	The Trustee shall not be responsible for and makes no representation as to the validity or
2719	adequacy of this Indenture or the Notes, it shall not be accountable for the Company’s use of the
2720	proceeds from the sale of Notes or any money paid to the Company pursuant to the terms of this
2721	Indenture and it shall not be responsible for any statement in the Notes or this Indenture other
2722	than its certificate of authentication, except that the Trustee represents that it is duly authorized
2723	to execute and deliver this Indenture, authenticate the Notes and perform its obligations
2724	hereunder and that the statements made by it in any Statement of Eligibility and Qualification on
2725	Form T-1 to be supplied to the Company will be true and accurate subject to the qualifications
2726	set forth therein.

2727	SECTION 7.05. Notice of Defaults.

2728	If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall
2729	give to each Holder a notice of the Default within 90 days after it occurs in the manner and to the
2730	extent provided in the TIA and otherwise as provided in this Indenture. Except in the case of a
2731	Default in payment of the principal of or interest on any Note (including payments pursuant to a
2732	redemption or repurchase of the Notes pursuant to the provisions of this Indenture), the Trustee

2733	may withhold the notice if and so long as a committee of its Responsible Officers in good faith
2734	determines that withholding the notice is in the interests of Holders.

2735	SECTION 7.06. Reports by Trustee to Holders.

2736	If required by TIA § 313(a), within 60 days after May 15 of any year, commencing 2005,
2737	the Trustee shall mail to each Holder a brief report dated as of such date that complies with TIA
2738	§ 313(a). The Trustee also shall comply with TIA § 313(b)(2). The Trustee shall also transmit
2739	by mail all reports as required by TIA § 313(c) and TIA § 313(d).

2740	Reports pursuant to this Section 7.06 shall be transmitted by mail:

2741	(1) to all Holders of Notes, as the names and addresses of such Holders appear
2742	on the Registrar’s books; and

2743	(2) to such Holders of Notes as have, within the two years preceding such
2744	transmission, filed their names and addresses with the Trustee for that purpose.

2745	A copy of each report at the time of its mailing to Holders shall be filed with the
2746	Commission and each stock exchange on which the Notes are listed. The Company shall
2747	promptly notify the Trustee when the Notes are listed on any stock exchange or delisted
2748	therefrom.

2749	SECTION 7.07. Compensation and Indemnity.

2750	The Company shall pay to the Trustee and Agents from time to time such compensation
2751	for their services hereunder (which compensation shall not be limited by any provision of law in
2752	regard to the compensation of a trustee of an express trust) as shall be agreed upon in writing.
2753	The Company shall reimburse the Trustee and Agents upon request for all reasonable
2754	disbursements, expenses and advances incurred or made by them in connection with the
2755	Trustee’s duties under this Indenture, including the reasonable compensation, disbursements and
2756	expenses of the Trustee’s agents and external counsel, except any expense disbursement or
2757	advance as may be attributable to its willful misconduct, negligence or bad faith.

2758	The Company shall fully indemnify each of the Trustee, Agent and any predecessor
2759	Trustee for, and hold each of them harmless against, any and all loss, damage, claim, liability or
2760	expense, including without limitation taxes (other than taxes based on the income of the Trustee
2761	or such Agent) and reasonable attorneys’ fees and expenses incurred by each of them in
2762	connection with the acceptance or performance of its duties under this Indenture including the
2763	reasonable costs and expenses of defending itself against any claim or liability in connection
2764	with the exercise or performance of any of its powers or duties hereunder (including, without
2765	limitation, settlement costs). The Trustee or Agent shall notify the Company in writing promptly
2766	of any claim (a “Claim”) of which a Responsible Officer of the Trustee has actual knowledge

2767	asserted against the Trustee or Agent for which it may seek indemnity; provided that the failure
2768	by the Trustee or Agent to so notify the Company shall not relieve the Company of its
2769	obligations hereunder except to the extent the Company is actually prejudiced thereby. In the
2770	event that a conflict of interest exists, the Trustee may have separate counsel, which counsel
2771	must be reasonably acceptable to the Company and the Company shall pay the reasonable fees
2772	and expenses of such counsel.

2773	Notwithstanding the foregoing, the Company need not reimburse the Trustee for any
2774	expense or indemnify it against any loss or liability to have been incurred by the Trustee through
2775	its own willful misconduct, negligence or bad faith.

2776	To secure the payment obligations of the Company in this Section 7.07, the Trustee shall
2777	have a lien prior to the Notes on all money or Property held or collected by the Trustee and such
2778	money or Property held in trust to pay principal of and interest on particular Notes.

2779	The obligations of the Company under this Section 7.07 to compensate and indemnify the
2780	Trustee, Agents and each predecessor Trustee and to pay or reimburse the Trustee, Agents and
2781	each predecessor Trustee for expenses, disbursements and advances shall be the liability of the
2782	Company and shall survive the resignation or removal of the Trustee and the satisfaction,
2783	discharge or other termination of this Indenture, including any termination or rejection hereof
2784	under any Bankruptcy Law.

2785	When the Trustee incurs expenses or renders services after an Event of Default specified
2786	in Section 6.01(6) or (7) occurs, the expenses and the compensation for the services are intended
2787	to constitute expenses of administration under any Bankruptcy Law.

2788	For purposes of this Section 7.07, the term “Trustee” shall include any trustee appointed
2789	pursuant to this Article Seven.

2790	SECTION 7.08. Replacement of Trustee.

2791	The Trustee shall comply with Section 313(b) of the TIA, to the extent applicable.

2792	The Trustee may resign by so notifying the Company in writing no later than 15 Business
2793	Days prior to the date of the proposed resignation. The Holders of a majority in principal
2794	amount of the outstanding Notes may remove the Trustee by notifying the Company and the
2795	removed Trustee in writing and may appoint a successor Trustee with the Company’s written
2796	consent, which consent shall not be unreasonably withheld. The Company may remove the
2797	Trustee at its election if:

2798	(a) the Trustee fails to comply with Section 7.10 or Section 310 of the TIA;

2799	(b) the Trustee is adjudged bankrupt or insolvent or an order for relief is
2800	entered with respect to the Trustee under Bankruptcy Law;

2801	(c) a receiver or other public officer takes charge of the Trustee or its
2802	Property; or

2803	(d) the Trustee otherwise becomes incapable of acting.

2804	If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any
2805	reason, the Company shall promptly appoint a successor Trustee.

2806	If a successor Trustee does not take office within 60 days after the retiring Trustee
2807	resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal
2808	amount of the outstanding Notes may petition at the expense of the Company any court of
2809	competent jurisdiction for the appointment of a successor Trustee.

2810	If the Trustee fails to comply with Section 7.10, any Holder may petition any court of
2811	competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

2812	A successor Trustee shall deliver a written acceptance of its appointment to the retiring
2813	Trustee and to the Company. Immediately following such delivery, the retiring Trustee shall,
2814	subject to its rights under Section 7.07, transfer all Property held by it as Trustee to the successor
2815	Trustee, the resignation or removal of the retiring Trustee shall become effective, and the
2816	successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture.
2817	A successor Trustee shall mail notice of its succession to each Holder. Notwithstanding
2818	replacement of the Trustee pursuant to this Section 7.08, the Company’s obligations under
2819	Section 7.07 shall continue for the benefit of the retiring Trustee.

2820	SECTION 7.09. Successor Trustee by Consolidation, Merger, etc.

2821	If the Trustee consolidates with, merges or converts into, or transfers all or substantially
2822	all of its corporate trust assets to, another corporation, subject to Section 7.10, the successor
2823	corporation without any further act shall be the successor Trustee; provided such entity shall be
2824	otherwise qualified and eligible under this Article Seven.

2825	SECTION 7.10. Eligibility; Disqualification.

2826	This Indenture shall always have a Trustee who satisfies the requirements of TIA
2827	§ 310(a)(1), (2) and (5) in every respect. The Trustee (together with its corporate parent) shall
2828	have a combined capital and surplus of at least $50 million as set forth in the most recent appli-
2829	cable published annual report of condition. The Trustee shall comply with TIA § 310(b),
2830	including the provision in § 310(b)(1).

2831	SECTION 7.11. Preferential Collection of Claims Against Company.

2832	The Trustee shall comply with TIA § 311(a), excluding any creditor relationship listed in
2833	TIA § 311(b). A Trustee who has resigned or been removed shall be subject to TIA § 311(a) to
2834	the extent indicated therein.

2835	SECTION 7.12. Paying Agents.

2836	The Company shall cause each Paying Agent other than the Trustee to execute and
2837	deliver to it and the Trustee an instrument in which such agent shall agree with the Trustee,
2838	subject to the provisions of this Section 7.12:

2839	(A)

2840	(1) that it will hold all sums held by it as agent for the payment of
2841	principal of, or premium, if any, or interest on, the Notes (whether such sums
2842	have been paid to it by the Company or by any obligor on the Notes) in trust for
2843	the benefit of Holders of the Notes or the Trustee;

2844	(2) that it will at any time during the continuance of any Event of
2845	Default, upon written request from the Trustee, deliver to the Trustee all sums so
2846	held in trust by it together with a full accounting thereof; and

2847	(3) that it will give the Trustee written notice within three (3) Business
2848	Days of any failure of the Company (or by any obligor on the Notes) in the
2849	payment of any installment of the principal of, premium, if any, or interest on, the
2850	Notes when the same shall be due and payable.

2851	(B) The Paying Agent shall comply with all U.S. withholding tax, backup
2852	withholding tax and information reporting requirements under the U.S. Internal Revenue
2853	Code of 1986, as amended, and the Treasury Regulations issued thereunder, with respect
2854	to any payments under the Notes or hereunder (including the collection of U.S. Internal
2855	Revenue Service Forms W-8 and W-9 and the filing of U.S. Internal Revenue Service
2856	Forms 1042, 1042-S and 1099.

2857	ARTICLE EIGHT
2858
2859	MODIFICATION AND WAIVER

2860	SECTION 8.01. Without Consent of Holders.

2861	Without the consent of any Holder of the Notes, the Company and the Trustee may
2862	amend this Indenture to:

2863	(a) cure any ambiguity, omission, defect or inconsistency in any manner that
2864	is not adverse in any material respect to any Holder of the Notes;

2865	(b) provide for the assumption by a Surviving Person of the obligations of the
2866	Company under this Indenture;

2867	(c) provide for uncertificated Notes in addition to or in place of certificated
2868	Notes (provided that the uncertificated Notes are issued in registered form for purposes of
2869	Section 163(f) of the Code, or in a manner such that the uncertificated Notes are
2870	described in Section 163(f)(2)(B) of the Code);

2871	(d) add Guarantees with respect to the Notes;

2872	(e) secure the Notes;

2873	(f) add to the covenants of the Company for the benefit of the Holders of the
2874	Notes or to surrender any right or power conferred upon the Company;

2875	(g) make any change that does not adversely affect the rights of any Holder of
2876	the Notes;

2877	(h) comply with any requirement of the Commission in connection with the
2878	qualification of this Indenture under the TIA;

2879	(i) provide for the issuance of Additional Notes in accordance with this
2880	Indenture, including the issuance of Additional Notes as restricted securities under the
2881	Securities Act and substantially identical Additional Notes pursuant to an Exchange Offer
2882	registered with the Commission; or

2883	(j) evidence and provide the acceptance of the appointment of a successor
2884	Trustee under this Indenture.

2885	SECTION 8.02. With Consent of Holders.

2886	(a) This Indenture may be amended by the Company and the Trustee with the consent
2887	of the registered Holders of a majority in aggregate principal amount of the Notes then
2888	outstanding (including consents obtained in connection with a tender offer or exchange offer for
2889	the Notes) and any past default or compliance with any provisions may also be waived (except a
2890	default in the payment of principal, premium or interest and under 8.02(b) below) with the
2891	consent of the registered Holders of at least a majority in aggregate principal amount of the
2892	Notes then outstanding.

2893	(b) However, without the consent of each Holder of an outstanding Note, no
2894	amendment may,

2895	(1) reduce the amount of Notes whose Holders must consent to an
2896	amendment, supplement or waiver,

2897	(2) reduce the rate of, or change the time for, payment of interest on any Note,

2898	(3) reduce the principal of, or extend the Stated Maturity of, any Note,

2899	(4) make any Note payable in money other than that stated in the Note,

2900	(5) impair the right of any Holder of the Notes to receive payment of principal
2901	of and interest on such Holder’s Notes on or after the due dates therefor or to institute suit
2902	for the enforcement of any payment on or with respect to such Holder’s Notes,

2903	(6) release any security interest that may have been granted in favor of the
2904	Holders of the Notes other than pursuant to the terms of such security interest,

2905	(7) subordinate the Notes to any other Obligation of the Company,

2906	(8) reduce the redemption price, including any premium payable under
2907	paragraph 5 of the Notes or change the time at which any Note may be redeemed,

2908	(9) reduce the premium payable upon a Change of Control or, at any time
2909	after a Change of Control has occurred, change the time at which the Change of Control
2910	Offer relating thereto must be made or at which the Notes must be repurchased pursuant
2911	to such Change of Control Offer; provided, that, prior to the occurrence of a Change of
2912	Control, the Holders of a majority in aggregate principal amount of the Notes then
2913	outstanding may waive the requirement to complete a Change of Control Offer, or

2914	(10) at any time after the Company is obligated to make a Prepayment Offer
2915	with the Excess Proceeds from Asset Sales, change the time at which such Prepayment
2916	Offer must be made or at which the Notes must be repurchased pursuant thereto.

2917	(c) The consent of the Holders of the Notes shall not be necessary to approve the
2918	particular form of any proposed amendment. It shall be sufficient if such consent approves the
2919	substance of the proposed amendment.

2920	(d) After an amendment that requires the consent of the Holders of Notes becomes
2921	effective, the Company is required to mail to each registered Holder of the Notes at such
2922	Holder’s address appearing in the Note register a notice briefly describing such amendment.
2923	However, the failure to give such notice to all Holders of the Notes, or any defect therein, shall
2924	not impair or affect the validity of the amendment.

2925	(e) Upon the written request of the Company accompanied by a Board Resolution
2926	authorizing the execution of any such supplemental indenture, and upon the receipt by the
2927	Trustee of evidence reasonably satisfactory to the Trustee of the consent of the Holders as afore-
2928	said and upon receipt by the Trustee of the documents described in Section 8.06, the Trustee
2929	shall join with the Company in the execution of such supplemental indenture unless such supple-
2930	mental indenture affect the Trustee’s own rights, duties or immunities under this Indenture, in
2931	which case the Trustee may, but shall not be obligated to, enter into such supplemental indenture.

2932	SECTION 8.03. Compliance with Trust Indenture Act.

2933	Every amendment or supplement to this Indenture or the Notes shall comply with the TIA
2934	as then in effect.

2935	SECTION 8.04. Revocation and Effect of Consents.

2936	(a) After an amendment, supplement, waiver or other action becomes effective, a
2937	consent to it by a Holder of a Note is a continuing consent conclusive and binding upon such
2938	Holder and every subsequent Holder of the same Note or portion thereof, and of any Note issued
2939	upon the transfer thereof or in exchange therefor or in place thereof, even if notation of the
2940	consent is not made on any such Note.

2941	(b) The Company may, but shall not be obligated to, fix a record date for the purpose
2942	of determining the Holders entitled to consent to any amendment, supplement, or waiver. If a
2943	record date is fixed, then, notwithstanding the preceding paragraph, those Persons who were
2944	Holders at such record date (or their duly designated proxies), and only such Persons, shall be
2945	entitled to consent to such amendment, supplement, or waiver or to revoke any consent
2946	previously given, whether or not such Persons continue to be Holders after such record date. No
2947	such consent shall be valid or effective for more than 90 days after such record date unless the
2948	consent of the requisite number of Holders has been obtained.

2949	SECTION 8.05. Notation on or Exchange of Notes.

2950	If an amendment, supplement or waiver changes the terms of a Note, the Trustee (in
2951	accordance with the specific written direction of the Company) shall request the Holder of the
2952	Note (in accordance with the specific written direction of the Company) to deliver it to the
2953	Trustee. In such case, the Trustee shall place an appropriate notation on the Note about the
2954	changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so deter-
2955	mines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a
2956	new Note that reflects the changed terms. Failure to make the appropriate notation or issue a
2957	new Note shall not affect the validity and effect of such amendment, supplement or waiver.

2958	SECTION 8.06. Trustee To Sign Amendments, etc.

2959	The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this
2960	Article Eight if the amendment, supplement or waiver does not affect the rights, duties, liabilities
2961	or immunities of the Trustee. If it does affect the rights, duties, liabilities or immunities of the
2962	Trustee, the Trustee may, but need not, sign such amendment, supplement or waiver. In signing
2963	or refusing to sign such amendment, supplement or waiver the Trustee shall be entitled to receive
2964	and, subject to Section 7.01, shall be fully protected in relying upon an Officers’ Certificate and
2965	an Opinion of Counsel stating, in addition to the documents required by Section 10.04, that such
2966	amendment, supplement or waiver is authorized or permitted by this Indenture and is a legal,
2967	valid and binding obligation of the Company, enforceable against the Company in accordance
2968	with its terms (subject to customary exceptions).

2969	ARTICLE NINE
2970
2971	DISCHARGE OF INDENTURE; DEFEASANCE

2972	SECTION 9.01. Discharge of Liability on Notes; Defeasance.

2973	(a) This Indenture will be discharged and will cease to be of further effect as to all
2974	Notes, issued hereunder when:

2975	(i) either (x) all Notes that have been authenticated, except lost, stolen
2976	or destroyed Notes that have been replaced or paid and Notes for whose payment
2977	money has been deposited in trust and thereafter repaid by the Company, have
2978	been delivered to the Trustee for cancellation, or (y) all Notes that have not been
2979	delivered to the Trustee for cancellation have become due and payable by reason
2980	of the mailing of a notice of redemption or otherwise or will become due and
2981	payable within one year, and the Company has irrevocably deposited or caused to
2982	be deposited with the Trustee as trust funds in trust solely for the benefit of the
2983	Holders, cash in U.S. dollars, U.S. Government Obligations, or a combination of
2984	cash in U.S. dollars and U.S. Government Obligations, in amounts as will be

2985	sufficient without consideration of any reinvestment of interest, to pay and
2986	discharge the entire indebtedness on the Notes not delivered to the Trustee for
2987	cancellation for principal, premium, if any, and accrued interest to the date of
2988	maturity or redemption;

2989	(ii) no Default or Event of Default has occurred and is continuing on
2990	the date of such deposit or will occur as a result of the deposit and the deposit will
2991	not result in a breach or violation of, or constitute a default under, any other
2992	instrument to which the Company is a party or by which the Company is bound;

2993	(iii) the Company has paid or caused to be paid all sums payable by
2994	them under this Indenture; and

2995	(iv) in the event of a deposit as provided in clause (i)(y) above, the
2996	Company has delivered irrevocable instructions to the Trustee to apply the
2997	deposited money toward the payment of the Notes at maturity or the Redemption
2998	Date, as the case may be.

2999	In addition, the Company must deliver an Officers’ Certificate and an Opinion of Counsel
3000	to the Trustee stating that all conditions precedent to satisfaction and discharge have been
3001	satisfied.

3002	(b) Subject to Sections 9.01(e) and 9.02, the Company at any time may terminate all
3003	of its obligations under the Notes and this Indenture (“Legal Defeasance”), including those
3004	obligations under the TIA. The Company at any time may terminate (i) its obligations under
3005	Section 4.08 through Section 4.17; (ii) Sections 6.01(5), (6), (7) and (8) (with respect only to the
3006	Significant Subsidiaries in the case of Sections 6.01(7) and (8)); and (iii) Section 5.01(a)(4)
3007	(“Covenant Defeasance”) and thereafter any omission to comply with any covenant referred to in
3008	clause (i) or (iii) above will not constitute a Default or an Event of Default with respect to the
3009	Notes.

3010	The Company may exercise its Legal Defeasance option notwithstanding its prior
3011	exercise of its Covenant Defeasance option.

3012	(c) If the Company exercises its Legal Defeasance option, payment of the Notes may
3013	not be accelerated because of an Event of Default with respect thereto. If the Company exercises
3014	its Covenant Defeasance option, payment of the Notes may not be accelerated because of an
3015	Event of Default specified in Section 6.01(3) (but only to the extent of an omission to comply
3016	with clause (4) of Section 5.01(a)) or 6.01(4) (with respect to the covenants listed under Section
3017	9.01(b)(i)), or Sections 6.01(5), (6), (7) and (8) (with respect only to Significant Subsidiaries in
3018	the case of Sections 6.01(2) and (8)).

3019	(d) Upon satisfaction of the conditions set forth herein and upon request of the
3020	Company, the Trustee shall acknowledge in writing the discharge of those obligations that the
3021	Company terminates.

3022	(e) Notwithstanding clauses (a) and (b) above, the Company’s obligations in Sections
3023	2.02, 2.03, 2.04, 2.06, 2.07, 2.08, 2.18, 7.07, 9.03, 9.04, 9.05 and 9.06 shall survive until such
3024	time as the Notes have been paid in full. Thereafter, the Company’s obligations in Sections 7.07,
3025	9.03, 9.04, 9.05 and 9.06 shall survive.

3026	SECTION 9.02. Conditions to Defeasance.

3027	The Legal Defeasance option or the Covenant Defeasance option may be exercised only
3028	if:

3029	(a) the Company irrevocably deposits in trust with the Trustee money or U.S.
3030	Government Obligations, or a combination thereof, for the payment of principal of and interest
3031	on the Notes to maturity or redemption, as the case may be;

3032	(b) the Company delivers to the Trustee a certificate from an internationally
3033	recognized firm of independent certified public accountants expressing their opinion that the
3034	payments of principal, premium, if any, and interest when due and without reinvestment on the
3035	deposited U.S. Government Obligations plus any deposited money without investment will
3036	provide cash at such times and in such amounts as will be sufficient to pay principal, premium, if
3037	any, and interest when due on all the Notes to maturity or redemption, as the case may be;

3038	(c) 123 days pass after the deposit is made and during the 123-day period no Default
3039	described in Section 6.01(7) and (8) occurs with respect to the Company or any other Person
3040	making such deposit which is continuing at the end of the period;

3041	(d) no Default or Event of Default has occurred and is continuing on the date of such
3042	deposit and after giving effect thereto;

3043	(e) such deposit does not constitute a default under any other material agreement or
3044	instrument binding on the Company;

3045	(f) the Company delivers to the Trustee an Opinion of Counsel to the effect that the
3046	trust resulting from the deposit does not constitute, or is qualified as, a regulated investment
3047	company under the Investment Company Act of 1940;

3048	(g) in the case of the Legal Defeasance option, the Company delivers to the Trustee
3049	an Opinion of Counsel stating that:

3050	(1) the Company has received from, or there has been published by, the
3051	Internal Revenue Service a ruling; or

3052	(2) since the date of this Indenture there has been a change in the applicable
3053	U.S. federal income tax law,

3054	to the effect, in either case, that, and based thereon such Opinion of Counsel shall
3055	confirm that, the beneficial owners of the Notes will not recognize income, gain or loss
3056	for U.S. federal income tax purposes as a result of such defeasance and will be subject to
3057	U.S. federal income tax on the same amounts, in the same manner and at the same times
3058	as would have been the case if such defeasance had not occurred;

3059	(h) in the case of the Covenant Defeasance option, the Company delivers to the
3060	Trustee an Opinion of Counsel to the effect that the beneficial owners of the Notes will not
3061	recognize income, gain or loss for U.S. federal income tax purposes as a result of such
3062	defeasance and will be subject to U.S. federal income tax on the same amounts, in the same
3063	manner and at the same times as would have been the case if such defeasance had not occurred;
3064	and

3065	(i) the Company delivers to the Trustee an Officers’ Certificate and an Opinion of
3066	Counsel, each stating that all conditions precedent to the defeasance and discharge of the Notes
3067	have been complied with as required by this Indenture.

3068	SECTION 9.03. Deposited Money and Government Obligations To Be Held in Trust;
3069	Other Miscellaneous Provisions.

3070	All money and U.S. Government Obligations (including the proceeds thereof) deposited
3071	with the Trustee pursuant to Section 9.02(a) in respect of the outstanding Notes shall be held in
3072	trust and applied by the Trustee, in accordance with the provisions of such Notes and this
3073	Indenture, to the payment, either directly or through any Paying Agent, to the Holders of such
3074	Notes, of all sums due and to become due thereon in respect of principal, premium, if any, and
3075	accrued interest, but such money need not be segregated from other funds except to the extent
3076	required by law.

3077	The Company shall pay and indemnify the Trustee against any tax, fee or other charge
3078	imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section
3079	9.02(a) or the principal, premium, if any, and interest received in respect thereof other than any
3080	such tax, fee or other charge which by law is for the account of the Holders of the outstanding
3081	Notes.

3082	Anything in this Article Nine to the contrary notwithstanding, the Trustee shall deliver or
3083	pay to the Company from time to time upon a request of the Company any money or U.S.
3084	Government Obligations held by it as provided in Section 9.02(a) which, in the opinion of a
3085	nationally recognized firm of independent public accountants expressed in a written certification
3086	thereof delivered to the Trustee, are in excess of the amount thereof which would then be
3087	required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

3088	SECTION 9.04. Reinstatement.

3089	If the Trustee or Paying Agent is unable to apply any money or U.S. Government
3090	Obligations in accordance with Section 9.01 by reason of any legal proceeding or by reason of
3091	any order or judgment of any court or governmental authority enjoining, restraining or otherwise
3092	prohibiting such application, the Company’s obligations under this Indenture and the Notes shall
3093	be revived and reinstated as though no deposit had occurred pursuant to this Article Nine until
3094	such time as the Trustee or Paying Agent is permitted to apply all such money or U.S.
3095	Government Obligations in accordance with Section 9.01; provided that if the Company has
3096	made any payment of principal of, premium, if any, or accrued interest on any Notes because of
3097	the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders
3098	of such Notes to receive such payment from the money or Government Obligations held by the
3099	Trustee or Paying Agent.

3100	SECTION 9.05. Moneys Held by Paying Agent.

3101	In connection with the satisfaction and discharge of this Indenture, all moneys then held
3102	by any Paying Agent under the provisions of this Indenture shall, upon written demand of the
3103	Company, be paid to the Trustee, or if sufficient moneys have been deposited pursuant to Section
3104	9.02(a), to the Company upon a request of the Company, and thereupon such Paying Agent shall
3105	be released from all further liability with respect to such moneys.

3106	SECTION 9.06. Moneys Held by Trustee.

3107	Any moneys deposited with the Trustee or any Paying Agent or then held by the
3108	Company in trust for the payment of the principal of or premium, if any, or interest on any Note
3109	that are not applied but remain unclaimed by the Holder of such Note for two years after the date
3110	upon which the principal of or premium, if any, or interest on such Note shall have respectively
3111	become due and payable shall be repaid to the Company upon a request of the Company, or if
3112	such moneys are then held by the Company in trust, such moneys shall be released from such
3113	trust; and the Holder of such Note entitled to receive such payment shall thereafter, as an
3114	unsecured general creditor, look only to the Company for the payment thereof, and all liability of
3115	the Trustee or such Paying Agent with respect to such trust money shall thereupon cease;
3116	provided that the Trustee or any such Paying Agent, before being required to make any such
3117	repayment, may, at the expense of the Company, either mail to each Holder affected, at the
3118	address shown in the Note register maintained by the Registrar pursuant to Section 2.04, or cause
3119	to be published once a week for two successive weeks, in a newspaper published in the English
3120	language, customarily published each Business Day and of general circulation in the City of New
3121	York, New York, a notice that such money remains unclaimed and that, after a date specified
3122	therein, which shall not be less than 30 days from the date of such mailing or publication, any
3123	unclaimed balance of such moneys then remaining will be repaid to the Company. After
3124	payment to the Company or the release of any money held in trust by the Company, Holders

3125	entitled to the money must look only to the Company for payment as general creditors unless
3126	applicable abandoned property law designates another Person.

3127	ARTICLE TEN
3128
3129	MISCELLANEOUS

3130	SECTION 10.01. Trust Indenture Act Controls.

3131	If any provision of this Indenture limits, qualifies or conflicts with another provision
3132	which is required to be included in this Indenture by the TIA, the required provision shall
3133	control. If any provision of this Indenture modifies any TIA provision that may be so modified,
3134	such TIA provision shall be deemed to apply to this Indenture as so modified. If any provision
3135	of this Indenture excludes any TIA provision that may be so excluded, such TIA provision shall
3136	be excluded from this Indenture.

3137	The provisions of TIA §§ 310 through 317 that impose duties on any Person (including
3138	the provisions automatically deemed included unless expressly excluded by this Indenture) are a
3139	part of and govern this Indenture, whether or not physically contained herein.

3140	SECTION 10.02. Notices.

3141	Except for notice or communications to Holders, any notice or communication shall be
3142	given in writing and when received if delivered in person, when receipt is acknowledged if sent
3143	by facsimile, on the next Business Day if timely delivered by a nationally recognized courier
3144	service that guarantees overnight delivery or two Business Days after deposit if mailed by first-
3145	class mail, postage prepaid, addressed as follows:

3146	If to the Company:

3147	Advanced Micro Devices, Inc.
3148	One AMD Place
3149	Sunnyvale, California 94088
3150	Attn: Chief Financial Officer

3151	With a copy to:

3152	Latham & Watkins
3153	505 Montgomery Street, Suite 1900
3154	San Francisco, California 94111
3155	Fax: (415) 395-8095
3156	Telephone: (415) 391-0600
3157	Attn: Tad J. Freese, Esq.

3158	If to the Trustee, Registrar or Paying Agent:

3159	Wells Fargo Bank, N.A.
3160	707 Wilshire Boulevard, 17th Floor
3161	Los Angeles, CA 90017
3162	Fax: (213) 614-3355
3163	Telephone: (213) 614-3349
3164	Attn: Corporate Trust Services

3165	Such notices or communications shall be effective when received and shall be sufficiently
3166	given if so given within the time prescribed in this Indenture.

3167	The Company or the Trustee by written notice to the others may designate additional or
3168	different addresses for subsequent notices or communications.

3169	Any notice or communication mailed to a Holder shall be mailed to him by first-class
3170	mail, postage prepaid, at his address shown on the Note register kept by the Registrar.

3171	Failure to mail a notice or communication to a Holder or any defect in it shall not affect
3172	its sufficiency with respect to other Holders. If a notice or communication to a Holder is mailed
3173	in the manner provided above, it shall be deemed duly given, whether or not the addressee
3174	receives it.

3175	In case by reason of the suspension of regular mail service, or by reason of any other
3176	cause, it shall be impossible to mail any notice as required by this Indenture, then such method of
3177	notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing
3178	of such notice.

3179	SECTION 10.03. Communications by Holders with Other Holders.

3180	Holders may communicate pursuant to TIA § 312(b) with other Holders with respect to
3181	their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and
3182	anyone else shall have the protection of TIA § 312(c).

3183	SECTION 10.04. Certificate and Opinion as to Conditions Precedent.

3184	Upon any request or application by the Company to the Trustee to take any action under
3185	this Indenture (except for the issuance of Notes on the Issue Date), the Company shall furnish to
3186	the Trustee:

3187	(1) an Officers’ Certificate (which shall include the statements set forth in
3188	Section 10.05 below) stating that, in the opinion of the signers, all conditions precedent,
3189	if any, provided for in this Indenture relating to the proposed action have been complied
3190	with; and

3191	(2) an Opinion of Counsel (which shall include the statements set forth in
3192	Section 10.05 below) stating that, in the opinion of such counsel, all such conditions
3193	precedent have been complied with.

3194	SECTION 10.05. Statements Required in Certificate and Opinion.

3195	Each certificate (other than certificates provided pursuant to Section 4.06) and opinion
3196	with respect to compliance by or on behalf of the Company with a condition or covenant
3197	provided for in this Indenture shall include:

3198	(a) a statement that the Person delivering such certificate or opinion has read
3199	such covenant or condition;

3200	(b) a brief statement as to the nature and scope of the examination or
3201	investigation upon which the statements or opinions contained in such certificate or
3202	opinion are based;

3203	(c) a statement that, in the opinion of such Person, it or he has made such
3204	examination or investigation as is necessary to enable it or him to express an informed
3205	opinion as to whether or not such covenant or condition has been complied with; and

3206	(d) a statement as to whether or not, in the opinion of such Person, such
3207	covenant or condition has been complied with.

3208	SECTION 10.06. Rules by Trustee and Agents.

3209	The Trustee may make reasonable rules for action by or meetings of Holders. The
3210	Registrar and Paying Agent may make reasonable rules for their functions.

3211	SECTION 10.07. Legal Holidays.

3212	A “Legal Holiday” is a Saturday, a Sunday or other day on which (i) commercial banks
3213	in the City of New York are authorized or required by law to close or (ii) the New York Stock
3214	Exchange is not open for trading. If a payment date is a Legal Holiday at a place of payment,
3215	payment may be made at that place on the next succeeding day that is not a Legal Holiday, and
3216	no interest shall accrue for the intervening period.

3217	SECTION 10.08. Governing Law.

3218	This Indenture and the Notes are governed by the internal laws of the State of New York
3219	without reference to principles of conflicts of law.

3220	SECTION 10.09. No Adverse Interpretation of Other Agreements.

3221	This Indenture may not be used to interpret another indenture, loan, security or debt
3222	agreement of the Company or any Subsidiary thereof. No such indenture, loan, security or debt
3223	agreement may be used to interpret this Indenture.

3224	SECTION 10.10. Successors.

3225	All agreements of the Company in this Indenture and the Notes shall bind their respective
3226	successors. All agreements of the Trustee, any additional trustee and any Paying Agents in this
3227	Indenture shall bind its successor.

3228	SECTION 10.11. Multiple Counterparts.

3229	The parties may sign multiple counterparts of this Indenture. Each signed counterpart
3230	shall be deemed an original, but all of them together represent one and the same agreement.

3231	SECTION 10.12. Consent to Jurisdiction and Service; Waiver of Immunity.

3232	The Company revocably appoints Corporation Service Company as its agent for service
3233	of process in any suit, action or proceeding with respect to this Indenture or the Notes and for
3234	actions brought under federal or state securities laws in any federal or state court located in the
3235	Borough of Manhattan in the City of New York and submits to such non-exclusive jurisdiction.

3236	To the extent that the Company has or hereafter may acquire any immunity (sovereign or
3237	otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-
3238	off or any legal process (whether service or notice, attachment in aid or otherwise) with respect
3239	to itself or any of its property, the Company hereby irrevocably waives and agrees not to plead or
3240	claim such immunity in respect of its obligations under this Indenture or under the Notes.

3241	SECTION 10.13. Conversion of Currency.

3242	The Company covenants and agrees that the following provisions shall apply to
3243	conversion of currency in the case of the Notes and this Indenture:

3244	(a) (i) If, for the purpose of obtaining judgment in, or enforcing the judgment of,
3245	any court in any country, it becomes necessary to convert into a currency (the “Judgment
3246	Currency”) an amount due in any other currency (the “Base Currency”), then the conversion
3247	shall be made at the rate of exchange prevailing on the Business Day before the day on which the
3248	judgment is given or the order of enforcement is made, as the case may be (unless a court shall
3249	otherwise determine).

3250	(ii) If there is a change in the rate of exchange prevailing between the
3251	Business Day before the day on which the judgment is given or an order of enforcement is made,

3252	as the case may be (or such other date as a court shall determine), and the date of receipt of the
3253	amount due, the Company will pay such additional (or, as the case may be, such lesser) amount,
3254	if any, as may be necessary so that the amount paid in the Judgment Currency when converted at
3255	the rate of exchange prevailing on the date of receipt will produce the amount in the Base
3256	Currency originally due.

3257	(b) In the event of the winding-up of the Company at any time while any amount or
3258	damages owing under the Notes and/or this Indenture, or any judgment or order rendered in
3259	respect thereof, shall remain outstanding, the Company shall indemnify and hold the Holders and
3260	the Trustee harmless against any deficiency arising or resulting from any variation in rates of
3261	exchange between (1) the date as of which the equivalent of the amount in U.S. Dollars due or
3262	contingently due under the Notes and/or this Indenture (other than under this Section 10.13(b)) is
3263	calculated for the purposes of such winding-up and (2) the final date for the filing of proofs of
3264	claim in such winding-up. For the purpose of this Section 10.13(b), the final date for the filing
3265	of proofs of claim in the winding-up of the Company shall be the date fixed by the liquidator or
3266	otherwise in accordance with the relevant provisions of applicable law as being the latest
3267	practicable date as at which liabilities of the Company may be ascertained for such winding-up
3268	prior to payment by the liquidator or otherwise in respect thereto.

3269	(c) The obligations contained in Section 10.13(a)(ii) and (b) shall constitute
3270	obligations of the Company separate and independent from its other respective obligations under
3271	the Notes and this Indenture, shall give rise to separate and independent causes of action against
3272	the Company, shall apply irrespective of any waiver or extension granted by any Holder or the
3273	Trustee or any of them from time to time and shall continue in full force and effect
3274	notwithstanding any judgment or order or the filing of any proof of claim in the winding-up of
3275	the Company for a liquidated sum in respect of amounts due hereunder (other than under Section
3276	10.13(b) above) or under any such judgment or order. Any such deficiency as aforesaid shall be
3277	deemed to constitute a loss suffered by the Holders or the Trustee, as the case may be, and no
3278	proof or evidence of any actual loss shall be required by the Company or the liquidator or
3279	otherwise any of them. In the case of Section 10.13(b) above, the amount of such deficiency
3280	shall not be deemed to be reduced by any variation in rates of exchange occurring between the
3281	said final date and the date of any liquidating distribution.

3282	(d) The term “rate(s) of exchange” shall mean the rate of exchange quoted by
3283	Citicorp North America, Inc. (or its relevant affiliate(s)) at its central foreign exchange desk at its
3284	head office in New York at 12:00 noon New York time for purchases of the Base Currency with
3285	the Judgment Currency other than the Base Currency referred to in subsections (a) and (b) above
3286	and includes any premiums and costs of exchange payable.

3287	(e) The Trustee shall have no duty or liability with respect to monitoring or enforcing
3288	this Section 10.13.

3289	SECTION 10.14. Table of Contents, Headings, etc.

3290	The table of contents, cross-reference sheet and headings of the Articles and Sections of
3291	this Indenture have been inserted for convenience of reference only, are not to be considered a
3292	part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

3293	SECTION 10.15. Separability.

3294	Each provision of this Indenture shall be considered separable and if for any reason any
3295	provision which is not essential to the effectuation of the basic purpose of this Indenture or the
3296	Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the
3297	remaining provisions shall not in any way be affected or impaired thereby.

3298	[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed all as of the date and year first written above.

ADVANCED MICRO DEVICES, INC.

By:	/s/ Robert J. Rivet
Name:	Robert J. Rivet
Title:	Executive Vice President and Chief Financial Officer

WELLS FARGO BANK, N.A., as Trustee

By:	/s/ Jeanie Mar
Name:	Jeanie Mar
Title:	Vice President

EXHIBIT A

CUSIP

ADVANCED MICRO DEVICES, INC.

No.	$

$ 7.75 % SENIOR NOTE DUE 2012

ADVANCED MICRO DEVICES, INC., a Delaware corporation, as issuer (the “Company”), for value received, promises to pay to CEDE & CO. or registered assigns the principal sum of $                     on November 1, 2012.

Interest Payment Dates: November 1 and May 1

Record Dates: October 15 and April 15

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

ADVANCED MICRO DEVICES, INC.

By:
Name:
Title:

Certificate of Authentication

This is one of the 7.75% Senior Notes Due 2012 referred to in the within-mentioned Indenture.

WELLS FARGO BANK, N.A., as Trustee

By:
Authorized Officer

[FORM OF REVERSE OF NOTE]

ADVANCED MICRO DEVICES, INC.

7.75% SENIOR NOTE DUE 2012

1. Interest. ADVANCED MICRO DEVICES, INC., a Delaware corporation, as issuer (the “Company”), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the face hereof at a rate of 7.75% per annum. Interest hereon will accrue from the date of original issuance or, if interest has already been paid, from the date it was most recently paid or, if no interest has been paid, from and including October 29, 2004 to but excluding the date on which interest is paid. Interest shall be payable semi-annually in arrears on each November 1 and May 1, commencing May 1, 2005.* Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. The Company shall pay interest on overdue principal and on overdue interest (to the full extent permitted by law) at the rate borne by the Notes.

2. Method of Payment. The Company will pay interest hereon (except defaulted interest) to the Persons who are registered Holders at the close of business on October 15 or April 15 immediately preceding the interest payment date (whether or not a Business Day). Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay to the Paying Agent principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debt, provided that if a Holder of at least $1,000,000 aggregate principal amount of Notes has given wire transfer instructions to the Company no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion), the Company will pay, or cause to be paid by the Paying Agent, all principal, interest and Additional Interest (as defined herein), if any, on the Holder’s Notes in accordance with those instructions. All other payments on the Notes will be made by check mailed to the Holders at their address set forth in the register of Holders.

3. Paying Agent and Registrar. Initially, Wells Fargo Bank, N.A. (the “Trustee”) will act as a Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders. The Company may act as Paying Agent or Registrar.

4. Indenture. The Company issued the Notes under an Indenture dated as of October 29, 2004 (the “Indenture”), between the Company and the Trustee. This is one of an issue of

*	With respect to Additional Notes, Interest will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including the date such Additional Notes are issued.

Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended from time to time. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of them. Each Holder of a Note agrees to and shall be bound by such provisions. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture.

5. Optional Redemption. (a) Except as set forth in the next succeeding paragraphs, the Notes will not be redeemable at the option of the Company prior to November 1, 2008. Starting on that date, the Company may redeem all or any portion of the Notes, at any time or from time to time, after giving the required notice under the Indenture. The Notes may be redeemed at the redemption prices set forth below, plus accrued and unpaid interest, to but excluding the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date). The following prices are for Notes redeemed during the 12-month period commencing on November 1 of the years set forth below, and are expressed as percentages of principal amount:

Year	Redemption Price
2008	103.875%
2009	101.938%
2010 and thereafter	100.000%

(b) At any time or from time to time prior to November 1, 2008, the Company may redeem all or any portion of the Notes, after giving the notice required under the Indenture, at a redemption price equal to the sum of:

(1) 100% of the principal amount of Notes to be redeemed; and

(2) the excess of

(a) the sum of the present values of (1) the redemption price of the Notes to be redeemed at November 1, 2008 (as set forth in paragraph 5(a) hereto), and (2) the remaining scheduled payments of interest from the redemption date to November 1, 2008, but excluding accrued and unpaid interest to the redemption date, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, over

(b) 100% of the principal amount of the Notes to be redeemed,

plus accrued and unpaid interest to but excluding the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

(c) At any time and from time to time, prior to November 1, 2007, the Company may redeem up to a maximum of 35% of the aggregate principal amount of the Notes (including any Additional Notes) with the proceeds of one or more Qualified Equity Offerings, at a redemption price equal to 107.75% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to but excluding the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that after giving effect to any such redemption, at least 65% of the aggregate principal amount of the Notes (including any Additional Notes) remains outstanding. Any such redemption shall be made within 90 days of such Qualified Equity Offering upon not less than 30 nor more than 60 days’ prior notice.

“Treasury Rate” means, as of any redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to the redemption date (or, if such statistical release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to November 1, 2008; provided, however, that if the period from the redemption date to November 1, 2008 is not equal to the constant maturity of the United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from the redemption date to November 1, 2008 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

(d) The Trustee will select Notes called for redemption pursuant to this paragraph 5 on a pro rata basis as set forth in the Indenture; provided that no Notes of $1,000 or less shall be redeemed in part. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note. Notes called for redemption pursuant to this paragraph 5 hereto become due on the date fixed for redemption. On and after the Redemption Date, interest stops accruing on Notes or portions of them called for redemption as, and to the extent, provided in Section 3.05 of the Indenture.

6. Notice of Redemption. Notices of redemption shall be mailed by first class mail at least 30 but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at its registered address. Notices of redemption may not be conditional. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed.

7. Offers To Purchase. The Indenture provides that upon the occurrence of a Change of Control or an Asset Sale and subject to further limitations contained therein, the Company shall make an offer to purchase outstanding Notes in accordance with the procedures set forth in the Indenture.

8. Registration Rights. (a) Pursuant to a Registration Rights Agreement among the Company and the Initial Purchasers named therein (the “Registration Rights Agreement”) and subject to the further limitations and conditions set forth therein, the Company will be obligated to consummate an exchange offer (the “Exchange Offer”) pursuant to which the Holder of this Note shall have the right to exchange this Note for Notes which have been registered under the Securities Act, in like principal amount and having substantially identical terms as the Notes.

(b) If (i) within 90 days after the Issue Date of the Notes, the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) has not been filed with the Commission; (ii) within 180 days after the Issue Date of the Notes, the Exchange Offer Registration Statement has not been declared effective; (iii) within 225 days after the Issue Date of the Notes, the Registered Exchange Offer (as defined in the Registration Rights Agreement) has not been consummated; (iv) within 60 days of the day on which the obligation to use commercially reasonable efforts to file the Shelf Registration Statement (as defined in the Registration Rights Agreement), such Shelf Registration Statement is not filed with the Commission; (v) within 120 days of the day on which the obligation to use commercially reasonable efforts to cause the Shelf Registration Statement to become effective, such Shelf Registration Statement is not declared effective by the Commission; or (vi) after either the Exchange Offer Registration Statement or the Shelf Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or fails to be usable (subject, in the case of the Shelf Registration Statement, to the exceptions set forth in the Registration Rights Agreement) in connection with resales of Notes or Exchange Notes in accordance with and during the periods specified in Section 2 and 3 of the Registration Rights Agreement (each such event referred to in clauses (i) through (vi), a “Registration Default”), “Additional Interest” (as defined in the Registration Rights Agreement) will accrue on the terms and in the amounts set forth in the Registration Rights Agreement.

9. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay to it any taxes and fees required by law or permitted by the Indenture. The Registrar shall not be required to exchange or register a transfer of any Note for a period of 15 days immediately preceding the redemption of Notes, except the unredeemed portion of any Note being redeemed in part.

10. Persons Deemed Owners. The registered Holder of this Note may be treated as the owner of this Note for all purposes.

11. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless an “abandoned property” law designates another Person.

12. Amendment, Supplement, Waiver, Etc. The Company and the Trustee (if a party thereto) may, without the consent of the Holders of any outstanding Notes, amend, waive or supplement the Indenture or the Notes for certain specified purposes, including, among other things, curing ambiguities, omissions, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, providing for the assumption by a successor to the Company of its obligations under the Indenture and making any change that does not materially and adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of the Holders of the particular Notes to be affected.

13. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries to, among other things, incur additional Debt, pay dividends on, redeem or repurchase its Capital Stock, make certain investments, sell assets, create restrictions on the payment of dividends or other amounts to the Company from any Restricted Subsidiaries, enter into transactions with Affiliates, expand into unrelated businesses, create liens or consolidate, merge or sell all or substantially all of the assets of the Company and its Restricted Subsidiaries and requires the Company to provide reports to Holders of the Notes. Such limitations are subject to a number of important qualifications and exceptions. Pursuant to Section 4.06 of the Indenture, the Company must annually report to the Trustee on compliance with such limitations.

14. Successor Corporation. When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and the transaction complies with the terms of Article Five of the Indenture, the predecessor corporation will, except as provided in Article Five, be released from those obligations.

15. Defaults and Remedies. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in Sections 6.01(7) and 6.01(8) of the Indenture with respect to the Company) occurs and is continuing, the Trustee or the registered Holders of not less than 25% of the principal amount of the Notes then outstanding, may, and the Trustee at the written request of such Holders shall, declare due and payable, if not already due and payable, the principal of and any accrued and unpaid interest on all of the Notes by notice in writing to the Company and the Trustee specifying the applicable Event of Default and that it is a “notice of acceleration”, and the same shall immediately become due and payable. If an Event of Default specified in Sections 6.01(7) and 6.01(8) of the Indenture occurs with respect to the Company, then the principal of and any accrued and unpaid interest on all of the Notes shall immediately become due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnification satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal of, or interest on, the Notes) if it determines that withholding notice is in their best interests.

16. Trustee Dealings with Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

17. No Recourse Against Others. No past, present or future director, officer, employee or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Notes, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liabilities. The waiver and release are part of the consideration for issuance of the Notes.

18. Discharge. The Company’s obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Notes or upon the irrevocable deposit with the Trustee of United States dollars or U.S. Government Obligations sufficient to pay when due principal of and interest on the Notes to maturity or redemption, as the case may be.

19. Authentication. This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Note.

20. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. The Trustee and the Company agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to the Indenture or the Notes.

21. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Advanced Micro Devices, Inc.
One AMD Place
Sunnyvale, California 94088
Fax: (408) 774-7002
Telephone: (408) 749-4000
Att: Legal Department

With a copy to:

Latham & Watkins
505 Montgomery Street, Suite 1900
San Francisco, California 94111
Fax: (415) 395-8095
Telephone: (415) 391-0600
Att: Tad J. Freese, Esq.

ASSIGNMENT FORM

I or we assign and transfer this Note to:

______________________________________________________________________________________________________________________________(Insert assignee’s social security or tax I.D. number)

______________________________________________________________________________________________________________________________(Print or type name, address and zip code of assignee)

and irrevocably appoint:

Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

Date:____________________________	Your Signature:
(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES

IN THE PRINCIPAL AMOUNT OF THIS GLOBAL NOTE

The following increases or decreases in the principal amount of this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such increase or decrease	Signature of authorized signatory of Trustee
______________	______________	______________	______________	______________

______________	______________	______________	______________	______________

______________	______________	______________	______________	______________

______________	______________	______________	______________	______________

______________	______________	______________	______________	______________

______________	______________	______________	______________	______________

______________	______________	______________	______________	______________

______________	______________	______________	______________	______________

______________	______________	______________	______________	______________

______________	______________	______________	______________	______________

______________	______________	______________	______________	______________

______________	______________	______________	______________	______________

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have all or any part of this Note purchased by the Company pursuant to Section 4.08 or Section 4.12 of the Indenture, check the appropriate box:

☐	Section 4.08	☐	Section 4.12

If you want to have only part of the Note purchased by the Company pursuant to Section 4.08 or Section 4.12 of the Indenture, state the amount you elect to have purchased:

$ ______________________________________
(multiple of $1,000)
Date:____________________________________

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

[FORM OF LEGEND FOR 144A NOTES AND

OTHER NOTES THAT ARE RESTRICTED NOTES]

THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”), (B) IT IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501 (A) (1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN “IAI”);

(2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULES 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION” AND “UNITED STATES” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE GOVERNING THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.

Exhibit B

[FORM OF ASSIGNMENT FOR 144A NOTES AND

OTHER NOTES THAT ARE RESTRICTED NOTES]

I or we assign and transfer this Note to:

______________________________________________________________________________________________________________________________(Insert assignee’s social security or tax I.D. number)

______________________________________________________________________________________________________________________________(Print or type name, address and zip code of assignee)

and irrevocably appoint:

Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

[Check One]

[    ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144A thereunder.

or

[    ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Sections 2.16 and 2.17 of the Indenture shall have been satisfied.

Date:____________________________	Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit B

TO BE COMPLETED BY TRANSFEROR IF (a) ABOVE IS CHECKED

The transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act, and, accordingly, the transferor hereby further certifies that the beneficial interest or certificated Note is being transferred to a Person that the transferor reasonably believed and believes is purchasing the beneficial interest or certificated Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such transfer is in compliance with any applicable securities laws of any state of the United States. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or certificated Note will be subject to the restrictions on transfer enumerated on the Rule 144A Notes and/or the certificated Note and in the Indenture and the Securities Act.

Dated:
NOTICE: To be executed by an executive officer

EXHIBIT C

[FORM OF LEGEND FOR REGULATION S NOTE]

THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”), (B) IT IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501 (A) (1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN “IAI”);

(2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULES 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION” AND “UNITED STATES” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE GOVERNING THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.

Exhibit C

Page2

[FORM OF ASSIGNMENT FOR REGULATION S NOTE]

I or we assign and transfer this Note to:

______________________________________________________________________________________________________________________________(Insert assignee’s social security or tax I.D. number)

______________________________________________________________________________________________________________________________(Print or type name, address and zip code of assignee)

and irrevocably appoint:

Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

[Check One]

[    ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act provided by Regulation S thereunder.

or

[    ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Sections 2.16 and 2.17 of the Indenture shall have been satisfied.

Date:____________________________	Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit C

TO BE COMPLETED BY TRANSFEROR IF (a) ABOVE IS CHECKED

The transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the transferor hereby further certifies that (i) the transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the transferee was outside the United States or such transferor and any Person acting on its behalf reasonably believed and believes that the transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the restricted period under Regulation S, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an initial purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or certificated Note will be subject to the restrictions on transfer enumerated on the Regulation S Notes and/or the certificated Note and in the Indenture and the Securities Act.

Dated:
NOTICE: To be executed by an executive officer

EXHIBIT D

[FORM OF LEGEND FOR GLOBAL NOTE]

Any Global Note authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Note) in substantially the following form:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (A NEW YORK CORPORATION) (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

EXHIBIT E

Form of Certificate To Be Delivered

in Connection with Transfers

Pursuant to Regulation S

Wells Fargo Bank, N.A.

707 Wilshire Boulevard, 17th Floor

Los Angeles, California 90017

Attention: Corporate Trust Services

Re:	Advanced Micro Devices, Inc., a Delaware corporation, as issuer (the “Company”), 7.75% Senior
Notes Due 2012 (the “Notes”)

Dear Sirs:

In connection with our proposed sale of $                    aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(1) the offer of the Notes was not made to a U.S. person or to a person in the United States;

(2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

(3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(a) of Regulation S;

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

(5) we have advised the transferee of the transfer restrictions applicable to the Notes.

Exhibit E

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[Name of Transferor]

By:

1	EXHIBIT F

2	[FORM OF CERTIFICATE FROM
3	ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR]

4	Advanced Micro Devices, Inc.
5	One AMD Place
6	Sunnyvale, California 94088
7
8	Wells Fargo Bank, N.A.
9	707 Wilshire Boulevard, 17th Floor
10	Los Angeles, California 90017
11

12	Re: 7.75% SENIOR NOTES DUE 2012

13	Reference is hereby made to the Indenture, dated as of October 29, 2004 (the
14	“Indenture”), between Advanced Micro Devices, Inc., as issuer (the “Company”), and Wells
15	Fargo Bank, N.A., as trustee. Capitalized terms used but not defined herein shall have the
16	meanings given to them in the Indenture.

17	In connection with our proposed purchase of $ million aggregate principal amount of:

18	[ ] a beneficial interest in a Global Note, or

19	[ ] a definitive Note,

20	we confirm that:

21	1. We understand that any subsequent transfer of the Notes or any interest therein is
22	subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees
23	to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein
24	except in compliance with, such restrictions and conditions and the United States Securities Act
25	of 1933, as amended (the “Securities Act”).

26	2. We understand that the offer and sale of the Notes have not been registered under
27	the Securities Act, and that the Notes and any interest therein may not be offered or sold except
28	as permitted in the following sentence. We agree, on our own behalf and on behalf of any
29	accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any
30	interest therein, prior to the expiration of the holding period applicable to sales of the Senior
31	Subordinate Notes under Rule 144(k) of the Securities Act, we will do so only (A) to the
32	Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act
33	to a “qualified institutional buyer” (as defined therein), (C) outside the United States in

Exhibit F

34	accordance with Rule 904 of Regulation S under the Securities Act, (D) pursuant to the
35	provisions of Rule 144(k) under the Securities Act, (E) in accordance with another exemption
36	from the registration requirements of the Securities Act (and based upon an opinion of counsel
37	acceptable to the Company) or (F) pursuant to an effective registration statement under the
38	Securities Act, and we further agree to provide to any person purchasing the definitive Note or
39	beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses
40	(A) through (E) of this paragraph a notice advising such purchaser that resales thereof are
41	restricted as stated herein.

42	3. We understand that, on any proposed resale of the Notes or beneficial interest
43	therein, we will be required to furnish to you and the Company such certifications, legal opinions
44	and other information as you and the Company may reasonably require to confirm that the
45	proposed sale complies with the foregoing restrictions. We further understand that the Notes
46	purchased by us will bear a legend to the foregoing effect. We further understand that any
47	subsequent transfer by us of the Notes or beneficial interest therein acquired by us must be
48	effected through one of the Placement Agents.

49	4. We are an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3)
50	or (7) of Regulation D under the Securities Act) and have such knowledge and experience in
51	financial and business matters as to be capable of evaluating the merits and risks of our
52	investment in the Notes, and we and any accounts for which we are acting are each able to bear
53	the economic risk of our or its investment.

54	5. We are acquiring the Notes or beneficial interest therein purchased by us for our
55	own account or for one or more accounts (each of which is an institutional “accredited investor”)
56	as to each of which we exercise sole investment discretion.

57	You and the Company are entitled to rely upon this letter and are irrevocably authorized
58	to produce this letter or a copy hereof to any interested party in any administrative or legal
59	proceedings or official inquiry with respect to the matters covered hereby.

60	_________________________________
61	[Insert Name of Transferor]

62	By:
63	Name:
64	Title:

65	Dated: ,